Q3 2013

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

Third Quarter Report

September 30, 2013

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 9/30/13

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$35.27	$46.42	$34.93	$28.19	$28.63	$15.29	$12.57	$14.13
Class B	$32.03	$44.88	$31.75	$26.69	$26.16	$15.33	NA	NA
Class C	$31.47	$44.68	$31.40	$26.53	$25.83	$15.30	$12.47	$14.01
Class I	$36.72	$46.62	$36.61	$28.53	$29.73	NA	$12.63	$14.15
Class R	NA	$46.29	NA	NA	NA	NA	NA	NA
Class R4	$37.21	$46.85	$37.14	$28.67	$30.09	$15.20	$12.70	NA
Class R5	$37.22	$46.56	$37.13	$28.67	$30.09	$15.21	$12.70	$14.27
Class Y	$37.25	$46.89	$37.18	$28.67	$30.15	$15.21	$12.59	NA
Class Z	$36.68	$46.58	$36.54	$28.52	$29.66	$15.14	$12.61	$14.16

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

Robert Mohn Named Lead Manager of Columbia Acorn Fund, effective April 1, 2014

Co-managers appointed to several Columbia Acorn funds, effective January 1, 2014

Zachary Egan to become President of Columbia Wanger Asset Management, effective April 1, 2014

After 35 years with Columbia Acorn Fund, first as an analyst, then as co-manager and, since 2003, as lead manager, I have decided to step down as lead portfolio manager and reduce my responsibilities with its adviser effective March 31, 2014. I am pleased to announce that effective April 1, 2014, Columbia Acorn Fund co-portfolio manager Robert Mohn will take over as lead manager. Rob is an outstanding portfolio manager who has served Columbia Acorn Fund for 21 years, first as an analyst and, since 2003, as co-portfolio manager. Since 1996, Rob has also been the lead manager of Columbia Acorn USA, which has outperformed its primary benchmark, the Russell 2000 Index, for the 5- and 10-year periods and for the life of the Fund.i Rob also currently serves as Director of Domestic Research at Columbia Wanger Asset Management (CWAM), the Funds' investment manager.

Effective January 1, 2014, David Frank will become co-portfolio manager of Columbia Acorn Fund. Dave joined CWAM as an analyst in 2002, after nine years of experience in the financial industry. As an analyst, Dave has focused on financial stocks, some transportation stocks and special situations. His stock picks have substantially outperformed his assigned industry benchmarks. Dave has also been successful as co-portfolio manager of a variable annuity account managed by CWAM.

Columbia Acorn Fund's philosophy, style and process will not change. The Fund will continue to benefit from its strong team of analysts working under close supervision of the portfolio managers.

I will continue to serve as lead portfolio manager of Columbia Thermostat Fund and Christopher Olson will become co-portfolio manager of the Fund effective January 1, 2014. Chris brings substantial focus on economic conditions and asset class valuations. He will continue managing Columbia Acorn International Select, a position he has held since 2001.

Also effective January 1, 2014, William Doyle will become co-portfolio manager of Columbia Acorn USA. Bill has been CWAM's energy analyst since 2006 and his stock ideas have benefited shareholders in both domestic and international Columbia Acorn funds.

On March 31, 2014, I will also be stepping down as President and Chief Investment Officer of CWAM. Zachary Egan, currently the Director of International Research and co-portfolio manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund, will become President of CWAM and International Chief Investment Officer. He will maintain his current portfolio management positions. Rob Mohn will become Domestic Chief Investment Officer.

After March 31, 2014, in addition to continuing in my role as lead portfolio manager of Columbia Thermostat Fund, I will follow certain stocks for the Columbia Acorn funds, fulfill some committee responsibilities at CWAM and will make myself available to consult with and advise CWAM portfolio managers and analysts. I will also continue to write "Squirrel Chatter II" columns for the Funds' shareholder reports, which seem to have delighted many shareholders and outraged very few.

CWAM's parent organizations, Columbia Management Investment Advisers and Ameriprise Financial, fully support these changes, as well as CWAM's investment philosophy, style and process. CWAM continues to invest autonomously as a separately registered investment manager based in Chicago, Illinois.

I am happy to have made the Columbia Acorn funds my life's work, and I am proud to have built on the legacy of Columbia Acorn's founder, Ralph Wanger, upholding CWAM as a nationally recognized leader in small- and mid-cap management. I have confidence in our bottom-up, analyst-driven investment process and in the investment team's ability to continue this legacy. I have substantial personal assets invested in the Columbia Acorn funds and I expect to keep large holdings in the Funds. I believe that my fellow shareholders should also have confidence in the enormous investment talent found at CWAM.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

i  Based on Class Z shares. See Page 3 of this report for full performance details.

Columbia Acorn Family of Funds

Table of Contents

Descriptions of Indexes	1
Share Class Performance	2
Fund Performance vs. Benchmarks	3
Chattering Squirrels: 2013 Shareholder Information Meeting Recap	4
Columbia Acorn Fund
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	26
Statement of Investments	28
Columbia Acorn International
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	40
Statement of Investments	43
Portfolio Diversification	53
Columbia Acorn USA
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	54
Statement of Investments	55
Columbia Acorn International Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	62
Statement of Investments	63
Portfolio Diversification	68
Columbia Acorn Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	69
Statement of Investments	70
Columbia Thermostat Fund
In a Nutshell	20
At a Glance	21
Statement of Investments	75
Columbia Acorn Emerging Markets Fund
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	77
Statement of Investments	79
Portfolio Diversification	84
Columbia Acorn European Fund
In a Nutshell	24
At a Glance	25
Major Portfolio Changes	85
Statement of Investments	87
Portfolio Diversification	91
Columbia Acorn Family of Funds
Expense Information	92

Estimated Year-End Distributions

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. With the exception of Columbia Thermostat Fund, the expected record date is December 10, 2013, and the ex-dividend and payable date is December 11, 2013. For Columbia Thermostat Fund, the expected record date is December 19, 2013, and the ex-dividend and payable date is December 20, 2013. Distribution information is not final and should not be considered final until after the record date. The board of trustees will determine the actual distributions the Funds will pay.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund	None	$1.95 - $2.20
Columbia Acorn International	None	$2.20 - $2.45
Columbia Acorn USA	None	$2.55 - $2.80
Columbia Acorn International Select	None	$1.70 - $1.95
Columbia Acorn Select	$0.05 - $0.10	$4.75 - $5.00
Columbia Thermostat Fund	$0.05 - $0.15	$0.50 - $0.75
Columbia Acorn Emerging Markets Fund	None	None
Columbia Acorn European Fund	None	$0.03 - $0.08

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 20 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Funds

Share Class Performance Average Annual Total Returns through 9/30/13

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund
Year to date*	21.73%	14.73%	21.09%	16.09%	21.08%	20.08%
1 year	25.28%	18.09%	24.50%	19.50%	24.40%	23.40%
5 years	12.24%	10.92%	11.58%	11.32%	11.39%	11.39%
10 years	10.81%	10.15%	10.12%	10.12%	9.96%	9.96%
Columbia Acorn International
Year to date*	15.05%	8.43%	14.42%	9.42%	14.40%	13.40%
1 year	19.82%	12.93%	18.96%	13.96%	18.91%	17.91%
5 years	11.27%	9.96%	10.52%	10.25%	10.41%	10.41%
10 years	13.03%	12.36%	12.28%	12.28%	12.17%	12.17%
Columbia Acorn USA
Year to date*	24.00%	16.87%	23.21%	18.21%	23.38%	22.38%
1 year	27.86%	20.50%	26.85%	21.85%	26.98%	25.98%
5 years	11.71%	10.39%	10.98%	10.71%	10.88%	10.88%
10 years	9.61%	8.96%	8.89%	8.89%	8.79%	8.79%
Columbia Acorn International Select
Year to date*	12.34%	5.89%	11.75%	6.75%	11.65%	10.65%
1 year	10.58%	4.22%	9.83%	5.16%	9.70%	8.77%
5 years	9.20%	7.91%	8.50%	8.21%	8.33%	8.33%
10 years	12.07%	11.41%	11.34%	11.34%	11.19%	11.19%
Columbia Acorn Select
Year to date*	22.09%	15.06%	21.45%	16.45%	21.44%	20.44%
1 year	24.52%	17.36%	23.65%	18.65%	23.56%	22.56%
5 years	11.00%	9.70%	10.29%	10.01%	10.13%	10.13%
10 years	8.11%	7.48%	7.40%	7.40%	7.27%	7.27%
Columbia Thermostat Fund
Year to date*	7.06%	0.92%	6.60%	1.60%	6.39%	5.39%
1 year	8.64%	2.41%	8.02%	3.02%	7.78%	6.78%
5 years	9.67%	8.38%	9.10%	8.81%	8.84%	8.84%
10 years	7.19%	6.55%	6.61%	6.61%	6.39%	6.39%
Columbia Acorn Emerging Markets Fund
Year to date*	4.40%	-1.57%	NA	NA	3.83%	2.83%
1 year	13.67%	7.12%	NA	NA	12.85%	11.85%
Life of Fund	11.75%	8.66%	NA	NA	10.99%	10.99%
Columbia Acorn European Fund
Year to date*	20.15%	13.22%	NA	NA	19.44%	18.44%
1 year	26.15%	18.86%	NA	NA	25.09%	24.09%
Life of Fund	18.50%	15.23%	NA	NA	17.62%	17.62%

	Class I	Class R	Class R4	Class R5	Class Y	Class Z

Columbia Acorn Fund
Year to date*	22.05%	NA	21.97%	22.05%	22.08%	21.99%
1 year	25.75%	NA	25.64%	25.74%	25.78%	25.66%
5 years	12.63%	NA	12.57%	12.59%	12.60%	12.58%
10 years	11.17%	NA	11.14%	11.15%	11.16%	11.15%
Columbia Acorn International
Year to date*	15.35%	14.73%	15.29%	15.34%	15.39%	15.31%
1 year	20.25%	19.38%	20.14%	20.21%	20.25%	20.18%
5 years	11.71%	10.95%	11.65%	11.66%	11.67%	11.66%
10 years	13.45%	12.72%	13.43%	13.43%	13.44%	13.43%
Columbia Acorn USA
Year to date*	24.40%	NA	24.30%	24.35%	24.39%	24.24%
1 year	28.35%	NA	28.22%	28.27%	28.32%	28.18%
5 years	12.09%	NA	12.03%	12.04%	12.04%	12.02%
10 years	9.97%	NA	9.94%	9.95%	9.95%	9.94%
Columbia Acorn International Select
Year to date*	12.61%	NA	12.54%	12.59%	12.59%	12.53%
1 year	10.94%	NA	10.83%	10.88%	10.89%	10.85%
5 years	9.63%	NA	9.58%	9.59%	9.59%	9.58%
10 years	12.45%	NA	12.42%	12.43%	12.43%	12.42%
Columbia Acorn Select
Year to date*	22.45%	NA	22.34%	22.38%	22.45%	22.37%
1 year	24.99%	NA	24.80%	24.88%	24.94%	24.87%
5 years	11.40%	NA	11.32%	11.33%	11.34%	11.33%
10 years	8.47%	NA	8.43%	8.44%	8.44%	8.44%
Columbia Thermostat Fund
Year to date*	NA	NA	7.18%	7.25%	7.33%	7.21%
1 year	NA	NA	8.80%	8.85%	8.91%	8.85%
5 years	NA	NA	9.92%	9.93%	9.94%	9.93%
10 years	NA	NA	7.46%	7.46%	7.47%	7.46%
Columbia Acorn Emerging Markets Fund
Year to date*	4.55%	NA	4.61%	4.61%	4.56%	4.47%
1 year	14.08%	NA	14.08%	14.15%	14.06%	13.96%
Life of Fund	12.20%	NA	12.15%	12.18%	12.14%	12.09%
Columbia Acorn European Fund
Year to date*	20.43%	NA	NA	20.32%	NA	20.41%
1 year	26.46%	NA	NA	26.44%	NA	26.53%
Life of Fund	18.83%	NA	NA	18.78%	NA	18.82%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please see Page 92 of this report for information on contractual fee waiver and expense reimbursement agreements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn Select and Columbia Acorn International Select as of September 30, 2013.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 3.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 9/30/13

Class Z Shares	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	10.38%	21.99%	25.66%	12.58%	11.15%	14.83%
Russell 2500 Index	9.08%	25.89%	29.79%	12.68%	10.38%	NA
S&P 500 Index**	5.24%	19.79%	19.34%	10.02%	7.57%	10.83%
Russell 2000 Index	10.21%	27.69%	30.06%	11.15%	9.64%	NA
Lipper Mid-Cap Growth Funds Index	10.12%	25.83%	26.84%	12.30%	9.74%	NA
Columbia Acorn International (ACINX) (9/23/92)	8.93%	15.31%	20.18%	11.66%	13.43%	11.48%
S&P Global Ex-U.S. Between $500M and $5B Index	10.07%	12.22%	18.57%	10.58%	11.79%	8.71%
S&P Global Ex-U.S. SmallCap Index	12.36%	14.76%	21.43%	10.62%	11.49%	8.14%
MSCI EAFE Index (Net)	11.56%	16.14%	23.77%	6.35%	8.01%	6.31%
Lipper International Small/Mid Growth Funds Index	11.64%	19.58%	25.79%	12.18%	12.17%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	11.47%	24.24%	28.18%	12.02%	9.94%	10.99%
Russell 2000 Index	10.21%	27.69%	30.06%	11.15%	9.64%	8.52%
Lipper Small-Cap Growth Funds Index	12.86%	30.76%	30.91%	13.15%	8.70%	7.19%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	10.50%	12.53%	10.85%	9.58%	12.42%	9.94%
S&P Developed Ex-U.S. Between $2B and $10B Index	11.75%	16.55%	22.78%	9.07%	10.03%	7.90%
MSCI EAFE Index (Net)	11.56%	16.14%	23.77%	6.35%	8.01%	4.48%
Lipper International Small/Mid Growth Funds Index	11.64%	19.58%	25.79%	12.18%	12.17%	10.90%
Columbia Acorn Select (ACTWX) (11/23/98)	9.08%	22.37%	24.87%	11.33%	8.44%	10.33%
S&P MidCap 400 Index	7.54%	23.23%	27.68%	13.08%	10.84%	10.26%
S&P 500 Index**	5.24%	19.79%	19.34%	10.02%	7.57%	4.42%
Lipper Mid-Cap Core Funds Index	8.38%	24.25%	28.32%	11.79%	9.57%	8.88%
Columbia Thermostat Fund (COTZX) (9/25/02)	2.92%	7.21%	8.85%	9.93%	7.46%	8.21%
S&P 500 Index	5.24%	19.79%	19.34%	10.02%	7.57%	8.94%
Barclays U.S. Aggregate Bond Index	0.57%	-1.89%	-1.68%	5.41%	4.59%	4.68%
Lipper Flexible Portfolio Funds Index	5.59%	9.66%	11.35%	8.21%	7.02%	8.06%
50/50 Blended Benchmark	2.92%	8.54%	8.46%	8.14%	6.37%	7.10%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	4.91%	4.47%	13.96%	—	—	12.09%
S&P Emerging Markets Between $500M and $5B Index	2.89%	-1.99%	4.94%	—	—	3.08%
MSCI Emering Markets Small Cap Index	3.49%	-0.21%	4.88%	—	—	0.78%
Lipper Emerging Markets Index	5.39%	-3.04%	3.07%	—	—	3.93%
Columbia Acorn European Fund (CAEZX) (8/19/11)	12.03%	20.41%	26.53%	—	—	18.82%
S&P Europe Between $500M and $5B Index	16.73%	24.28%	34.23%	—	—	20.31%
HSBC Smaller European Companies Index	17.77%	25.27%	35.96%	—	—	18.27%
Lipper European Region Index	13.12%	19.11%	27.64%	—	—	18.63%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/15/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13. The inception date for Class R5 shares of Columbia Acorn International is 8/15/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 1 for a description of the indexes listed above.

Chattering Squirrels: 2013 Shareholder Information Meeting Recap

On September 18, 2013, we held our annual Shareholder Information Meeting in Chicago. Following are highlights from your portfolio managers' presentations. While they did not present at this year's meeting, the portfolio managers of Columbia Acorn International Select and Columbia Acorn Emerging Markets Fund have provided comments to include in this recap. Data used in the presentations has been updated through September 30, 2013.

Charles P. McQuaid, President, Chief Investment Officer and Lead Portfolio Manager, Columbia Acorn Fund and Columbia Thermostat Fund

We've had a very slow economic recovery in the United States. Unemployment remains high, despite being four years into an economic recovery. At last report, there were 1.9 million fewer jobs in the United States than at the prior peak in 2008. Economic growth is mixed elsewhere, with China's growth slowing and other countries showing varying results. Interest rates have also been rising.

Columbia Acorn Fund Class Z shares rose 25.66% for the 12-month period ended September 30, 2013, an amazing number given economic conditions. But it is also disappointing because the Fund's primary benchmark, the Russell 2500 Index, was up 29.79%.

Our international stock holdings hurt performance over the past year. We've made some mistakes in foreign stock selection but most of the foreign companies we hold continue to do well fundamentally. However, most international stock markets underperformed the U.S. market.

Our investment style is growth at a reasonable price (GARP) and it has proven successful in the long run. During shorter periods of time, however, the GARP style can fall out of style. Within Russell 2500 Index price-to-earnings (PE) ratio quintiles, the second quintile, which includes GARP-style stocks, underperformed during the past year. The lowest PE quintiles, consisting of value stocks and the non-earners (turnarounds and concept stocks), significantly outperformed.

Looking at the Fund's top positions, Mettler-Toledo, a maker of scales and other instruments for laboratory, industrial and retail uses, continues to do well despite economic conditions and having 70% of sales overseas. Sales have been growing slightly due to market share gains and new products, and profit margins are up on improved pricing and manufacturing efficiencies. The company generates lots of free cash flow and has bought back about one-third of its shares in the last 10 years.

Communications tower companies Crown Castle International and SBA Communications rent space on towers for antennas placed by AT&T, Verizon and others. We've had a "downstream from technology" theme for many years, and these companies benefit when more wireless devices use more data, increasing the need for more antennas. Meanwhile, zoning tends to limit competition. Currently, all major customers are building new generation networks and adding antennas on towers.

New to the top-10 list this year was Bally Technologies. Bally makes and operates gaming equipment. We've owned gaming equipment companies for many years as part of our "downstream from technology" theme. Bally stock has performed well on fine earnings growth and its announced acquisition of ShuffleMaster, a former Columbia Acorn Fund holding.

We often trim top holdings in the Fund in order to raise cash for new ideas or to meet redemptions. Also, over time, we tend to recycle dollars from large, successful holdings into smaller caps. For these reasons, we have trimmed some of the Fund's larger positions.

Our primary biotechnology theme has changed from "orphan drugs" to "breakthrough drugs." We've learned that, while some orphan drugs can be the only approved treatment of a disease, if they don't work that well there can be pricing pressure, especially from European governments. Seattle Genetics has a breakthrough technology known as "Antibody-Drug Conjugates" or ADCs. These drugs link an antibody with chemotherapy. Their drug Adcetris, launched in late 2011, achieved response rates near 100% in advanced lymphomas, which is indeed a breakthrough.

Turning to Columbia Thermostat Fund, the Fund has faithfully sold stock funds when the market rose and bought stock funds when the market has gone down. At the end of August, Columbia Thermostat Fund was down to 15% of assets in stock funds, selling stock funds in early August when the S&P 500 Index exceeded 1,700. The Fund was then subject to the 31-day reversal rule (under which it cannot switch buying/selling direction in a 31-day period, as described in its prospectus) and could not buy them back until early September. On August 30, 2013, the S&P 500 Index closed at 1,633, which triggered a move in the Fund's stock position to 25% of assets when the trade posted on the next trading day, September 3. The Fund was then precluded from selling stocks through October 3. The reversal rule has prevented the Fund from buying or selling too early on several occasions.

Columbia Thermostat Fund is designed for a market stuck in a trading range. The big, unanswerable question is whether we are launching into a new secular bull market. Should that happen, given the current allocation table, Columbia Thermostat Fund would go to 90% bonds and stay there. If we have another cyclical bear market, the Fund would keep working to buy stock funds as they get cheaper and then sell if they get more expensive.

We do a complete review of Columbia Thermostat Fund at least yearly. During our review late last year, we were concerned about the possibility of rising interest rates, so we eliminated Columbia U.S. Treasury Index Fund, which had a 5.7-year duration, and trimmed Columbia Intermediate Bond Fund to 30% of the bond portfolio. We added Columbia Short Term Bond Fund and assigned it a 40% weight. All told, this took Columbia Thermostat Fund's bond duration down to about 3.3 years from 4.8 years, reducing exposure to rising interest rates.

Robert A. Mohn, Director of Domestic Research, Lead Portfolio Manager, Columbia Acorn USA and Co-Portfolio Manager, Columbia Acorn Fund

For the 12-month period ended September 30, 2013, Columbia Acorn USA Class Z shares returned 28.18%. That's a big number, but not as big as the 30.06% return of the Fund's primary benchmark, the small-cap Russell 2000 Index.

While we are largely pleased with our longer term results, it has been a challenge for our domestic Funds to beat their benchmarks recently. This problem is not unique to the Columbia Acorn funds. In general, actively managed U.S. mutual funds have struggled to match their benchmarks over the past three years. This is at least partially due to the recent popularity of index investing and the explosion of interest in exchange-traded funds (ETFs). The force from assets flowing out of actively managed U.S. funds and into ETFs tends to suppress active managers' performance relative to their indexed benchmarks. Fund flows move in cycles and, at some point, we believe this trend is likely to reverse.

We also recently reviewed our domestic teams' investment process in an effort to refine it. Primarily, we discovered a need to increase the overall selectivity of the Funds. Our domestic team has grown over the years, expanding with the size of our assets under management. Back in 1998, we had eight analysts. Last year, that number burgeoned to 15. As the number of analysts increased, the size and scope of each analyst's coverage area decreased. These narrower assignments are not a problem if each analyst receives a sector rich in investment opportunities, but it gets tricky when an analyst is left following a sector without a sufficient number of attractive companies in which to invest. We have increased the breadth of some of our analysts' coverage areas to provide sectors rich in companies with superior business models. After some recent departures, we now have 12 domestic analysts, the fewest number we've had since 2002.

Investments in short-cycle sectors have also been a bit of an Achilles' heel for the Funds. As long-term investors, our analysts typically apply a three- to five-year time horizon when researching potential investments. Unfortunately, this long-term outlook puts us at a disadvantage when evaluating volatile industry sectors with short product and inventory cycles. For example, semiconductors have notoriously brief product cycles and industry uptrends usually last less than a year, which is far shorter than the time horizon we typically use. This mismatch can lead to sub-par results. Other fast-cycle areas include apparel retailing, which tends to be beset by short-term fashion fads. We have taken action throughout this past year to reduce the weight in our domestic Funds in short-cycle sectors. Our goal is to own a handful of what we consider to be the best short-cycle names.

The above actions should lead to a greater degree of selectivity in our domestic Funds. We believe these investment process refinements will drive future returns to levels that meet our high performance standards.

Robert A. Chalupnik, Lead Portfolio Manager, Columbia Acorn Select

For the 12-month period ended September 30, 2013, Columbia Acorn Select Class Z shares gained 24.87%, behind the 27.68% return of its primary benchmark, the S&P MidCap 400 Index. Although the absolute performance is strong, our job is to deliver performance above benchmark. I am encouraged, however, by recent trends. The Fund's year-to-date performance through September was just 0.86% shy of its benchmark. This is a nice improvement from year-to-date performance through April, when the Fund trailed by 3.8%.

At the end of September, the Fund's largest overweight versus its benchmark was in the industrial sector. I have followed industrial companies for 13 years. During this time, the manufacturing base in the United States, as a percent of the overall economy, has contracted. Although this trend continues, certain U.S. manufacturing is significantly more competitive today. This is due to cheaper natural gas, reasonable electricity rates and stable labor rates. Also, manufacturing in places like China comes with the additional risk of copycats; protection of intellectual property is limited. For these reasons, I believe some manufacturing will return to the United States.

Columbia Acorn Select's next largest overweight was in telecommunication services. Our "downstream from technology" theme has driven our investments in tower companies like SBA Communications. After a nice run in 2012, we reduced the Fund's weighting in this sector due to valuation.

Our largest underweights were in utilities and consumer discretionary stocks. We have not found many utilities with good growth prospects and reasonable valuations. While we continue to find investment opportunities in the consumer discretionary sector, the Fund's weighting in this area has been reduced by the sale of several larger retail positions.

Columbia Acorn Select is a concentrated fund, which means we invest in fewer stocks and the weight of each stock in the portfolio is larger relative to our other domestic Acorn products. As a percent of net assets, the top-10 holdings in the Fund account for 41.3% of the portfolio. Many of the stocks in the portfolio have been followed by a member of our analyst team for years and, in some cases, over a decade. It is this longer-term focus that gives us the confidence to make larger investments in a stock.

For the year ended September 30, 2013, just two new names entered the Fund's top-10 list. Of the remaining eight names that we've held for a full year, six outperformed the Fund's benchmark for the year. This data indicates that we've done a good job picking larger, long-term positions for the Fund, but that we've lost ground due to the underperformance of smaller positions.

Among the Fund's top-10 holdings for the past year, WNS, an offshore business process outsourcing company, was the top contributor to Fund gains. WNS was up 106% for the year ended September 30, 2013, due to solid revenue growth, a growing pipeline of new business and PE multiple expansion.

The stock that increased the least in the top-10 holdings list was industrial air filtration company Donaldson, up 11% for the 12 months. Donaldson experienced weaker demand from its original equipment manufacturer customers as they reduced production rates and burned off inventory. Fortunately, Donaldson also sells replacement filters, which is a much more predictable and more profitable piece of its business that helps stabilize financial results.

P. Zachary Egan, Director of International Research, Co-Portfolio Manager, Columbia Acorn International and Columbia Acorn Emerging Markets Fund

Columbia Acorn International Class Z shares returned just over 20.18% in the one-year period ended September 30, 2013. This is 1.6% ahead of the Fund's primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, which rose 18.57% for the same period.

Most, but not all, markets posted positive U.S. dollar returns in the annual period through September 30, 2013, and, in the case of those that were down a lot, they were all emerging markets, such as India and Brazil. Weak currencies—not falling stock prices in local currencies—explain the losses in the Fund. There are a number of factors behind the currency movements, but the possibility of a normalizing U.S. economy is almost certainly one of them. Chasing investment returns in India or Brazil looks less necessary or attractive when you can generate decent returns in the United States, which is perceived to involve less risk. Money follows this logic, and that has had a commensurate impact on the relative value of currencies.

Against this backdrop, it is not surprising that 10 of the 15 biggest losers in the Fund in the annual period were indeed emerging market stocks. It might be more surprising, however, that seven of the Fund's 15 biggest winners were also emerging markets stocks. Melco Crown Entertainment, for example, is a Macau casino operator that can alone explain almost all of the Fund's excess return versus its benchmark over the last 12 months.

This performance of Fund emerging market holdings highlights a couple things. First, emerging market stocks play a more important role in the Fund than they did 10 years ago. We had 23% of the Fund's assets in emerging markets at the end of September. Ten years ago, the weighting was below 10%. Second, owing to the volatile nature of these stocks and wide dispersion in their price movements, the ability to outperform may be higher than in developed market stocks. This doesn't mean that it is easier to outperform in these markets, only that the opportunity to generate a return substantially above, or below, an index may be higher. If this is the case, stock selection matters even more.

Andreas Waldburg-Wolfegg, Lead Portfolio Manager, Columbia Acorn European Fund

Two years ago, few people would have dared to bet that Europe was the place to put your money. But today European benchmarks, both large and small cap, are among the best performing in the world.

Among the top three benchmark performers for the year ended September 30, 2013, we find France, the country that not too long ago elected a socialist government, which seems to be hell-bent on making life difficult for entrepreneurs, corporations and individuals alike. And yet, most of the French names in Columbia Acorn European Fund's portfolio have had impressive gains with Eurofins Scientific leading the pack, up 54% year to date, followed by Neopost, up 41%.

In Spain, unemployment was at 26% as of the end of June, and one in two Spaniards under the age of 25 was out of work. GDP growth tanked to -4% in June of 2009 and was still at -1.7% at the end of June this year. Yet the news out of Spain has been encouraging, with the banks now consolidated and their balance sheets cleaned, important labor market reforms pushed through and difficult topics, such as the decade-old tariff deficit among the utilities, being addressed. Challenges still remain but people are starting to pick through the rubble. In Spain, the Fund holds grocer Dia, which runs a chain of supermarkets akin to Aldi. Its stock was up 29% year to date through September.

The Fund has underperformed its primary benchmark, the S&P Europe Between $500M and $5B Index, since its August 2011 inception. Why? We missed some important restructuring stories and we took some time increasing our weighting in the United Kingdom following internal changes in our coverage. As of September 30, 2013, the UK accounted for 35% of the Fund's benchmark and, for the first nine months of the year, the Fund outperformed handily in the country and the weighting gap has been closing.

It's been said that when a management with a good reputation joins a business with a bad one, it is the business's reputation that is much more likely to survive than the management's. With this in mind, we usually stay away from restructuring situations. For example, Alcatel Lucent in France is a supplier of telecommunication equipment and services, which, according to data provided by Bloomberg, has not earned its cost of capital in 21 out of the last 25 years. Will the newest restructuring plan that sent the shares up 150% this year succeed? Maybe. Given the company's track record, however, we decided to follow this story from afar rather than getting involved.

The New York Times London correspondent recently observed that the United Kingdom spent the last 10 years reevaluating its position in the world. Guess what? So has every other country between the Atlantic and the Ural. This reevaluation affects social cohesion, labor productivity, innovation and entrepreneurship. However, it would be wrong to think that all innovation is stifled and all research is stalled. We look closely at the region and seek to unearth those companies that can produce innovation, sustainable competitive advantage and good returns. Looking at PE ratios, Europe's benchmark is much cheaper than the Russell 2500 Index. We believe this bears consideration when thinking about opportunities to invest outside the United States.

Christopher J. Olson, Lead Portfolio Manager, Columbia Acorn International Select

After a strong run and outperformance last year, Columbia Acorn International Select Class Z shares 10.85% return appreciably lagged the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index, up 22.78% for the year ended September 30, 2013. Despite the past year's underperformance, the Fund continues to outperform its benchmark over the three-, five- and ten-year periods and since inception.

Given its more concentrated nature, the Fund has had a bias toward companies with less cyclical and more defensive/secular earnings growth, higher dividend yields, very strong balance sheets and business models that tend to be less volatile in nature. On various risk measures (such as standard deviation and beta) over the course of its life, the Fund has ranked among the lowest of its peers. In fact, over the past three-, five- and ten-year periods, Columbia Acorn International Select has had the lowest risk measures among its Lipper peers. As can be expected, while this has resulted in more consistent returns over time, the Fund's performance and holdings can vary quite a bit from its benchmark, particularly when markets become exuberant.

That was certainly the case over the past year when previous strong performers for the Fund, such as the Singapore real estate investment trusts (REITs) and the Taiwanese telecom companies, turned in flattish performances while many of the equity markets, particularly Japan and Europe, soared higher on the back of significant monetary and fiscal measures. During this period, the Fund has not been inactive and has shifted out of some of its more defensive holdings, subsequently reducing its weight in both REITs and telecom companies, as well as a few others, in order to gain exposure to other areas. In doing so, the Fund has not abandoned its emphasis on strong business models and steadier earnings streams, but has simply diversified such investments.

One area that has disappointed is the Fund's exposure to precious metals mining stocks. Commodities in general have been weak on the back of poorer than expected global economic growth but the precious metals sector has been particularly hard hit. The Fund has reduced its exposure but continues to hold several names that have strong balance sheets, with what we believe to be promising exploration profiles and strong managements. Sentiment and valuations in the sector are at historical lows and, as long as the companies are performing operationally as expected, such stocks warrant a place in the portfolio.

Other than precious metals, it is increasingly difficult to find good value in the international equity markets after the strong run they have seen over the past four-plus years. Companies with good business models and visible earnings growth that are in favor among the analyst and investor community are trading at valuations not often seen. Whether this is due to the higher likelihood of stronger real economic growth to come or irrational exuberance remains to be seen. In either case, the Fund will continue to search for ideas that present attractive risk/return profiles and that can navigate either environment.

Fritz G. Kaegi and Stephen Kusmierczak, Lead Portfolio Managers, and P. Zachary Egan and Louis J. Mendes, Co-Portfolio Managers, Columbia Acorn Emerging Markets Fund

Columbia Acorn Emerging Markets Fund Class Z shares gained 13.96% for the one-year period ended September 30, 2013. This compares to a 4.94% return for the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index.

There is something about investing that compels people to opine on the larger economy with broad generalizations. It's especially prevalent when it comes to emerging markets.

There is truth in the opining. Yes, most listed Chinese companies are state-owned and suffer from ruinous competition and poor governance. Yes, Russia is an oil-driven economy dominated by a handful of oligarchs. Yes, South Africa has big problems with crime, health, wealth disparities and unemployment. Corruption is a big problem in all of these countries. We know all this from the information we get each day. The natural human tendency is to apply this knowledge to each company from these countries. It's like a script; mention one of these countries to someone and you can practically hear the script load. Yet there are thousands of emerging market stocks from which to choose. For some of them, these observations are relevant. For others, not at all.

In Columbia Acorn Emerging Markets Fund, we think it's the exceptions, rather than the generalized truths, that make the difference. For example, we get excited when we see an entrepreneurial company that stands out, perhaps by dominating a growing niche despite difficult local conditions. We have owned Localiza Rent A Car, a car rental company in Brazil, for years because the company's innovative management has built competitive advantages amidst Brazil's high crime and interest rates. The usual, dire script does us a disservice if it makes us ignore a one-off situation.

Sometimes it's competitive advantages inherent in a business that make the generalizations less relevant. As in other Columbia Acorn funds, with Columbia Acorn Emerging Markets Fund we favor casinos, cell phone towers, fund managers, Internet companies benefiting from network effects, directly sold property insurance, paints, airports and ports, payment processors, exchanges, and niche industrials and retailers. These are attractive business models, usually enjoying some combination of pricing power, network effects and sustainable cost advantages. They are good businesses in developed economies and emerging market conditions can make these advantages stronger, with better opportunities for reinvestment at attractive returns.

Sometimes factors operating within an individual country make overarching emerging market themes less relevant. We like South Africa's Coronation Fund Managers for many reasons. Yet its key driver is the migration of South African investors toward independent financial advisors and mutual funds, and away from insurance- and bank-managed products sold by agents perceived to have a conflict of interest. So far, the power of this trend has overcome all of the true but less relevant scripts relating to South Africa.

Sometimes there is no theme. An example of this is Isagen, which owns hydro power stations in Colombia. The company has new hydro capacity coming online with better, less volatile hydrological attributes. The improved availability of capacity should translate into higher profits. When we tell people about this holding, we sometimes see them looking a little disappointed, trying to find a script or theme that relates. If it's a good, niche company like Isagen, who says there has to be a theme?

It is easy to slip into overarching generalizations. We're guilty of it too. They do help you allocate your time and priorities in a complicated world. And politics can matter in emerging markets because very negative outcomes could affect every asset. Political fragility is a defining attribute of every emerging market. The press and brokers feed the flames, as generalizations are inherent to their jobs. If you're covering huge companies like Walmart or Bank of America, the effect of the overall economy is inescapable. If you're a passive investor through an index fund, you generalize by owning every single listed company; you've decided not to be selective.

By entrusting us with your money, you have entrusted us to be selective. We, as your Fund's portfolio managers, also have substantial personal assets invested in this Fund. If you notice us slipping into opine mode, remind us to get back to the exceptions! This is what bottom-up, fundamentals-based investing is all about.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Chattering Squirrels" are those of the authors and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Robert A. Mohn Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Fund Class Z shares jumped 10.38% in the third quarter of 2013, beating the Fund's primary benchmark, the Russell 2500 Index, which rose 9.08%. As shown on Page 3, the Fund edged out the smaller cap Russell 2000 Index and the Lipper Mid-Cap Growth Index. Benefitting from both stock selection and good performance of small- and mid-cap stocks, the Fund also handily beat the larger cap S&P 500.

Pharmaceutical/biotech stocks remained volatile and were the strongest group in the quarter. Seattle Genetics was the Fund's largest money-maker, up 39% on the increasing likelihood that its lymphoma drug Adcetris will be approved to treat other forms of cancer. NPS Pharmaceuticals successfully launched Gattex, which treats short bowel syndrome and its stock jumped 111%. Synageva Biopharma made healthy progress on its orphan drug pipeline and its stock was rewarded with a 52% surge. Generic drug maker Akorn made an attractive acquisition and its stock rose 46%. Onyx Pharmaceuticals made lots of progress on developing Kyprolis, a myeloma treatment, and received a takeover offer from Amgen. We sold our shares of Onyx, locking in a 48% gain for the quarter and a 248% gain from our average cost. We started investing in Onyx in 2009, and it has been heartening to both help fund development of drugs that should improve lives while earning fine returns for shareholders. We thank our analyst Rich Watson for picking these fine stocks.

Gaming stocks also did well in the quarter. Bally Technologies, a slot machine manufacturer and software developer, gained 28% on excellent earnings growth due to higher installations of wide area progressive games and revenues from a software upgrade. Shares of Melco Crown Entertainment, a Macau casino operator, jumped 42% on excellent earnings and margin gains. Melco International, which consists primarily of shares of Melco Crown Entertainment, surged 43%.

Shares of India-based information technology and business process outsourcing provider iGATE jumped 69%. Revenue growth has accelerated and the company's costs are likely to benefit from the decline in the value of the Indian rupee. Aircraft replacement parts maker HEICO climbed 36% on fine earnings and sales gains.

Only two stocks hurt Columbia Acorn Fund's performance by more than 0.05%. Down 49%, insurance company Tower Group announced that it would take a large charge to its reserves. We sold the stock in the quarter. Home furnishings retailer Pier 1 Imports' stock fell 17% on earnings that were down slightly from the prior year and below expectations.

Columbia Acorn Fund's international stocks gained 12.57% in the quarter.* Besides the Melco and iGATE shares mentioned above, a number of smaller international holdings did well. Yandex, which provides Russian and Turkish Internet search engines, gained 32% on fine sales and earnings growth. Precious metal stocks Northam Platinum and Alamos Gold each gained about 30% in the quarter. Columbia Acorn Fund's international stocks accounted for 7.7% of the Fund's assets at the end of the quarter, down slightly from 7.8% at the beginning of the quarter.

Our friends in Washington D.C. provided a temporary reprieve to the federal budget and debt limit controversy shortly before this report was printed. We hope that some real progress will be made soon. Even modest budget and regulatory reforms could help our slow-growing economy. Many smaller-cap companies seem to have adapted to slower growth but should be nimble enough to benefit if the economy accelerates.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

Bally Technologies	1.2%
Seattle Genetics	1.2
HEICO	0.7
Synageva Biopharma	0.7
Pier 1 Imports	0.7
iGATE	0.6
Akorn	0.6
NPS Pharmaceuticals	0.5
Melco Crown Entertainment	0.4
Melco International	0.3
Alamos Gold	0.2
Yandex	0.1
Northam Platinum	0.1

Columbia Acorn Fund

At a Glance

Total Net Assets of the Fund:
$20.4 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Fund Class Z Shares

June 10, 1970 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	10.38%	21.99%	25.66%	12.58%	11.15%	14.83%
Class A (10/16/00 inception)
without sales charge	10.29	21.73	25.28	12.24	10.81	14.46
with sales charge	3.95	14.73	18.09	10.92	10.15	14.30
Russell 2500 Index*	9.08	25.89	29.79	12.68	10.38	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.82% for Class Z shares and 1.10% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Ametek Aerospace/Industrial Instruments	2.2%
2.	Mettler-Toledo International Laboratory Equipment	1.9%
3.	Donaldson Industrial Air Filtration	1.6%
4.	tw telecom Fiber Optic Telephone/Data Services	1.4%
5.	Crown Castle International Communications Towers	1.4%
6.	SBA Communications Communications Towers	1.3%
7.	Amphenol Electronic Connectors	1.3%
8.	FMC Technologies Oil & Gas Well Head Manufacturer	1.3%
9.	Bally Technologies Slot Machines & Software	1.2%
10.	Nordson Dispensing Systems for Adhesives & Coatings	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Class Z shares finished the third quarter of 2013 up 8.93%, behind the 10.07% return of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. In the first nine months of the year, the Fund was up 15.31%, ahead of the benchmark's return of 12.22%.

Within the small- and mid-cap international universe, absolute returns were highest in continental Europe and the United Kingdom, notwithstanding continued macroeconomic and political uncertainties. Indeed, though they represent very small components of the Fund's investment universe (the Fund currently holds nothing in Greece), Greece and Spain were up over 30% and 22%, respectively. In contrast, in a gradual rotation of leadership, Asian markets including Japan were comparatively lackluster but still posted positive single-digit returns. These disparate performances appear to reflect the increasingly consensus view that developed economies outside of Asia are slowly normalizing, while historically high-growth emerging Asian economies are likely to struggle with higher costs of capital as money is repatriated to developed economies. In some cases, such as in India, these capital flows have resulted in a weakening currency, which can produce its own set of headwinds, particularly for firms borrowing in U.S. dollars on an unhedged basis. Japanese equities are presently highly sensitive to shifting sentiment regarding the long-term efficacy of monetary policy and reform initiatives, which appear radical in the Japanese context. Here, too, the currency is a factor. Lower quality exporters generally benefit from the weakening yen, but fall sharply on yen strength.

Fund industrial stocks, and the capital goods segment in particular, were the largest detractor from performance in the third quarter. While the Fund's industrial holdings returned just short of 10%, this was not enough to beat the robust benchmark return of over 14%. Additionally, industrials represented almost 20% of the portfolio, the Fund's largest single industry group. Particularly poor performers included Rational, a commercial oven manufacturer based in Germany, which faces weak end markets in Europe and currency headwinds in its export business. CTCI, a Taiwanese international engineering and construction firm focusing on energy infrastructure in China, Southeast Asia and the Middle East, fell 7%. CTCI continues to gain new business but, due to the nature of its large projects, the company's revenues are increasingly back-end loaded. This pushes earnings into the future.

A second area of pronounced weakness in the Fund was telecommunications. Taiwanese mobile operators Far EasTone Telecom and Taiwan Mobile posted modestly negative returns amidst rising investor anxiety about the cost of acquiring bandwidth to support new 4G networks. These were large positions in the Fund and hurt performance in a sector up over 10% globally.

Fortunately, the Fund's laggards were largely offset in the quarter with winners. Macau casino operators Melco Crown Entertainment and Melco International, associated companies, were large positions and up over 40% in the quarter. The stocks benefited from pleasing growth in Macau visitation and gambling revenues that exceeded most industry projections. The removal of logistics bottlenecks over the next few years could drive continued visitation growth to Macau, where only six companies hold gaming licenses and the geography confers a further physical barrier to entry. Favorable market structures like this are hard to find.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

Far EasTone Telecom	1.2%
Melco Crown Entertainment	1.2
Taiwan Mobile	0.7
Melco International	0.7
Rational	0.6
CTCI	0.4

Columbia Acorn International

At a Glance

Total Net Assets of the Fund:
$8.0 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International Class Z Shares

September 23, 1992 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	8.93%	15.31%	20.18%	11.66%	13.43%	11.48%
Class A (10/16/00 inception)
without sales charge	8.84	15.05	19.82	11.27	13.03	11.05
with sales charge	2.59	8.43	12.93	9.96	12.36	10.74
S&P Global Ex-U.S. Between $500M and $5B*	10.07	12.22	18.57	10.58	11.79	8.71

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.95% for Class Z shares and 1.31% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.2%
2.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.2%
3.	Coronation Fund Managers (South Africa) South African Fund Manager	1.2%
4.	CCL Industries (Canada) Largest Global Label Converter	1.1%
5.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.0%
6.	Neopost (France) Postage Meter Machines	1.0%
7.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.0%
8.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.0%
9.	Partners Group (Switzerland) Private Markets Asset Management	0.9%
10.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA

In a Nutshell

Robert A. Mohn Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn USA Class Z shares ended the third quarter of 2013 up 11.47%, outperforming the 10.21% gain of the Fund's primary benchmark, the Russell 2000 Index. The Fund's strong return in the quarter was due, in part, to the outperformance of its health care stocks. Fund gains in this sector more than doubled those of the benchmark.

Of the Fund's top-10 performers, five of the stocks were health care names operating in the biotechnology sector. NPS Pharmaceuticals, a developer of orphan drugs, gained 110% in the quarter on the successful launch of its drug Gattex, which treats short bowel syndrome. Seattle Genetics, a developer of antibody-based therapies for cancer, was up 39% on encouraging signs that its drug Adcetris, which is approved for treating Hodgkin's lymphoma, will prove effective in treating other forms of cancer. Synageva Biopharma, also a biotech focused on orphan diseases, was up 52% on enthusiasm over trials for a drug treating a rare disease known as LAL deficiency. Drug developer Alnylam Pharmaceuticals gained 107% after reporting positive trial data for its drug to treat the rare disease TTR amyloidosis. Onyx Pharmaceuticals, a biotech focused on cancer, gained 48% in the quarter on news it was to be acquired by Amgen. We sold the Fund's position in Onyx soon after the announcement of the acquisition.

Outside the health care sector, strong contributors included slot machine manufacturer and software developer Bally Technologies, up 28%. Bally's stock increased on excitement over its acquisition of table gaming company SHFL Entertainment, previously known as ShuffleMaster and a former holding of our Funds.

HEICO, a producer of FAA-approved aircraft replacement parts, saw its stock gain 36% on strong revenue growth of 18% year-over-year. Caesarstone, a producer of engineered quartz countertops, gained 68% as its existing production lines ran at maximum capacity to fill strong consumer and commercial demand.

Detractors from performance came from a variety of industries. The biggest dollar loser in the Fund in the third quarter was home furnishing retailer Pier 1 Imports, which declined 17%. While same-store sales data was positive for the most recently reported quarter, results were below projections. Down 15%, Ixia, a maker of telecom network testing equipment, also fell on disappointing sales.

Convention hotel operator Ryman Hospitality Properties suffered from weak bookings in its convention business, sending its stock down 10% for the quarter. Rental car operator Hertz dropped 11% following reports of softer volumes at U.S. airport rental counters.

Small-cap investors are a happy lot. The small-cap Russell 2000 Index climbed 28% during the first nine months of the year. This pace of gains can't continue forever, but we are encouraged by the fact that we are still able to find plenty of reasonably priced, small-cap stocks with what we believe are attractive growth prospects.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

Bally Technologies	2.3%
HEICO	1.8
Seattle Genetics	1.5
Synageva Biopharma	1.2
NPS Pharmaceuticals	1.0
Pier 1 Imports	0.9
Caesarstone	0.9
Ryman Hospitality Properties	0.9
Hertz	0.8
Ixia	0.7
Alnylam Pharmaceuticals	0.6

Columbia Acorn USA

At a Glance

Total Net Assets of the Fund:
$1.7 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA Class Z Shares

September 4, 1996 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	11.47%	24.24%	28.18%	12.02%	9.94%	10.99%
Class A (10/16/00 inception)
without sales charge	11.38	24.00	27.86	11.71	9.61	10.61
with sales charge	4.99	16.87	20.50	10.39	8.96	10.23
Russell 2000 Index*	10.21	27.69	30.06	11.15	9.64	8.52

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.15% for Class Z shares and 1.38% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Nordson Dispensing Systems for Adhesives & Coatings	2.9%
2.	Ametek Aerospace/Industrial Instruments	2.3%
3.	Bally Technologies Slot Machines & Software	2.3%
4.	tw telecom Fiber Optic Telephone/Data Services	2.3%
5.	Mettler-Toledo International Laboratory Equipment	2.3%
6.	Extra Space Storage Self Storage Facilities	2.2%
7.	Avis Budget Group Second Largest Car Rental Company	2.0%
8.	Donaldson Industrial Air Filtration	1.9%
9.	HEICO FAA Approved Aircraft Replacement Parts	1.8%
10.	Informatica Enterprise Data Integration Software	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Select Class Z shares ended the third quarter of 2013 up 10.50%. This compares to an 11.75% gain for the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. The Fund's absolute return for the quarter was bolstered by a positive turn in Fund materials stocks but was dampened relative to the benchmark by a pullback in the performance of large telecommunications and real estate investment trust (REIT) positions in the Fund.

Reversing their downward trend, mining stocks within the materials sector brought in strong returns in the third quarter and provided four of the top-10 contributors to performance. Beadell Resources, a Brazilian gold miner, topped the list with an 86% gain for the three-month period. Its stock rose on positive production news, which should fuel cash flow into 2014. Miners Archipelago Resources in Indonesia, Guatemala's Tahoe Resources and Australia's Regis Resources rounded out the list of top contributors with gains ranging from 27% to 43%. These companies continue to report positive operational results but can be very volatile depending on market sentiment toward precious metals.

Outside the materials sector, "43" seemed to be our lucky number. Japanese online apparel retailer Start Today gained 43% for the period as the company continued to benefit from improved marketing and cost cutting, as well as strong revenue growth. Australia's Challenger Financial, an annuity provider, was also up 43% for the quarter, on the back of strong annuity sales and the continuing development of its boutique fund management business. Hong Kong's Melco International, a Macau Casino Operator, attributed its 43% gain to continued strong inflows of Chinese gamblers.

Taiwan mobile operators Taiwan Mobile and Far EasTone Telecom were among the largest detractors in the third quarter with declines of 7% and 4%, respectively. Investors became concerned about the cost of acquiring bandwidth to support new 4G networks, sending these stocks down in the quarter. We felt it was prudent to pare back exposure in this area as uncertainty may persist for a while. Japanese ATM processing services provider Seven Bank also cooled in the quarter, falling 7% after a strong run in the beginning of the year.

Property landlords Mapletree Greater China Commercial Trust in Hong Kong and Singapore's Mapletree Commercial Trust were each off 7%. Real estate stocks have been hurt by fears of rising interest rates and we opted to sell the Fund's position in these two names to further diversify Fund holdings. Underperformer Imtech, a Dutch technical installation and maintenance service provider, was also sold out of the Fund as its future remains questionable.

After a strong run in the markets, valuations in many areas remain frothy and good values are increasingly hard to find. It appears central banks' easy money policies are having the desired impact on asset prices. Yet it remains to be seen whether or not they will have the desired positive impact on real global economic growth.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Acorn fund portfolios that are supported by the same team of investment analysts. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

Far EasTone Telecom	6.6%
Archipelago Resources	3.0
Start Today	2.9
Tahoe Resources	2.9
Taiwan Mobile	2.9
Beadell Resources	2.7
Challenger Financial	2.3
Seven Bank	2.3
Regis Resources	1.8
Melco International	1.8

Columbia Acorn International Select

At a Glance

Total Net Assets of the Fund:
$366.2 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International Select Class Z Shares

November 23, 1998 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	10.50%	12.53%	10.85%	9.58%	12.42%	9.94%
Class A (10/16/00 inception)
without sales charge	10.42	12.34	10.58	9.20	12.07	9.58
with sales charge	4.06	5.89	4.22	7.91	11.41	9.15
S&P Developed Ex-U.S. Between $2B and $10B Index*	11.75	16.55	22.78	9.07	10.03	7.90

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.26% for Class Z shares and 1.51% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.6%
2.	Ascendas REIT (Singapore) Industrial Property Landlord	4.7%
3.	NGK Spark Plug (Japan) Automobile Parts	4.6%
4.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	3.8%
5.	CCL Industries (Canada) Largest Global Label Converter	3.7%
6.	Neopost (France) Postage Meter Machines	3.0%
7.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	3.0%
8.	IAG (Australia) General Insurance Provider	3.0%
9.	Start Today (Japan) Online Japanese Apparel Retailer	2.9%
10.	Tahoe Resources (Guatemala) Silver Project in Guatemala	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Select

In a Nutshell

Robert A. Chalupnik Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Select Class Z shares ended the third quarter of 2013 up 9.08%, outperforming the 7.54% gain of its primary benchmark, the S&P MidCap 400 Index. Although the Fund trailed its benchmark year to date through September, I am pleased with the progress made over the past two quarters to close the underperformance gap.

Top contributors in the quarter included WNS, an offshore business process outsourcing company, up 27%. WNS is enjoying a growing pipeline of new business and price-to-earnings multiple expansion. Insurance provider CNO Financial's stock moved higher as the company continued to make progress toward its goal of 9% return on equity (ROE) by the end of 2015. Its stock was up 11% in the quarter. Canacol, an oil producer in South America, was up 54% in the quarter due to solid production from existing wells and successful results from newer wells.

Hertz cooled in the third quarter, falling 11% after reporting weaker than expected rental volumes at U.S. airports. Prospects for Hertz remain strong, however, with 2013 earnings growth still expected to exceed 30%. We sold the Fund's position in convention hotel operator Ryman Hospitality Properties. Its stock has struggled recently and fell 13% in the third quarter. Transition issues have plagued the company since its move to a real estate investment trust (REIT) and our analyst grew concerned about increased competition in key markets. Canadian gold miner Kirkland Lake Gold fell 20% in the quarter. Investors worried about falling gold prices and that Kirkland's balance sheet may not support a prolonged period of lower prices.

We added Post Properties, a multi-family REIT, to the portfolio in the quarter. Post's rental properties are located in faster growing markets in the South and the Mid-Atlantic states and we believe the company should benefit from rising rental rates in its markets. We sold out of Dupont Fabros Technology, a data center REIT, to swap into Post Properties. This decision was driven, in part, by Post's ability to raise its rental rates to keep up with inflation. Post's tenants renew their leases annually while other REITs may offer longer leasing terms and, therefore, have a more difficult time responding to economic conditions.

Another addition to the Fund during the quarter was Casey's General Stores, an owner/operator of convenience stores located in rural communities. Generally, its stores are the only game in town and the chain is experiencing growth in new stores as well as adding higher margin products to existing locations. Rowan, a contract offshore driller, was also added in the quarter. The company is enjoying strong demand for its deep water drilling services and is expanding its fleet of rigs.

lululemon athletica, a premium active apparel retailer, was sold in the quarter. We sold the Fund's position due to valuation concerns and increased competition. RexLot Holdings, a lottery equipment supplier in China, was sold to reduce the portfolio's exposure to riskier, micro-cap names.

Most would agree that 2013 economic results have been disappointing thus far. Gross domestic product growth remains slow while unemployment and budget deficits remain high. Washington politics, from the viewpoint of either party, remain frustrating and are likely to have some negative impact on consumer confidence and economic growth in the short term. Although we pay attention to macroeconomic factors, our focus remains on finding growing businesses and paying a reasonable valuation for that growth. We remain committed to this strategy and believe it will be successful over the long term.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

WNS	4.9%
CNO Financial Group	4.8
Hertz	4.1
Post Properties	2.2
Canacol	1.7
Casey's General Stores	1.4
Rowan	1.1
Kirkland Lake Gold	0.6

Columbia Acorn Select

At a Glance

Total Net Assets of the Fund:
$886.2 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Select Class Z Shares

November 23, 1998 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	9.08%	22.37%	24.87%	11.33%	8.44%	10.33%
Class A (10/16/00 inception)
without sales charge	9.03	22.09	24.52	11.00	8.11	9.98
with sales charge	2.76	15.06	17.36	9.70	7.48	9.54
S&P MidCap 400 Index*	7.54	23.23	27.68	13.08	10.84	10.26

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.07% for Class Z shares and 1.35% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Ametek Aerospace/Industrial Instruments	5.9%
2.	WNS - ADR (India) Offshore Business Process Outsourcing Services	4.9%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.8%
4.	Hertz Largest U.S. Rental Car Operator	4.1%
5.	Donaldson Industrial Air Filtration	4.0%
6.	Amphenol Electronic Connectors	3.9%
7.	Discover Financial Services Credit Card Company	3.9%
8.	City National Bank & Asset Manager	3.3%
9.	Pall Life Science, Water & Industrial Filtration	3.3%
10.	SBA Communications Communications Towers	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund Class Z shares ended the third quarter of 2013 up 2.92%. This compares to a 5.24% return for the Fund's primary equity benchmark, the S&P 500 Index, and a 0.57% gain for its primary debt benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund hit three reallocation triggers during the third quarter, decreasing stock fund exposure in July and August, and increasing it in September. After the period end, stocks were reduced again on equity market strength. By the end of October, the Fund's stock exposure had dropped to 10%.

The equity portion of the portfolio was strong in the third quarter, topping returns of the Fund's equity benchmark. The weighted average gain for the equity portfolio was 8.12% with Columbia Select Large Cap Growth Fund leading performance with an 18.91% gain. Columbia Dividend Income Fund rose the least in the three-month period, up just 2.28%.

The bond portion of the Fund had a positive weighted average return for the third quarter, though up just 0.77%. Columbia Income Opportunities Fund had a 1.96% gain in the quarter, topping the 0.37% return of Columbia Short Term Bond Fund and the 0.11% gain of Columbia Intermediate Bond Fund.

Columbia Thermostat Fund is designed to do best in a range-bound equity market, by selling stock funds on strength and buying on weakness. The current stock market rally has left Columbia Thermostat dominated with bond funds. The S&P 500 rose over 1,750 in October, causing the Fund to drop to its minimum 10% weight in stock funds, given its current prospectus allocation table. Should there be a stock market correction, Columbia Thermostat Fund is poised to buy stock funds.

Results of the Funds Owned in Columbia Thermostat Fund

as of September 30, 2013

Stock Funds

Fund	Weightings in category	3rd quarter	Year to date
Columbia Acorn International, Class I	20%	8.95%	15.35%
Columbia Dividend Income Fund, Class I	20%	2.28%	17.90%
Columbia Acorn Fund, Class I	15%	10.40%	22.05%
Columbia Contrarian Core Fund, Class I	15%	6.77%	22.97%
Columbia Acorn Select, Class I	10%	9.10%	22.45%
Columbia Large Cap Enhanced Core Fund, Class I	10%	5.41%	20.76%
Columbia Select Large Cap Growth Fund, Class I	10%	18.91%	31.37%
Weighted Average Equity Gain	100%	8.12%	20.88%

Bond Funds

Fund	Weightings in category	3rd quarter	Year to date
Columbia Short Term Bond Fund, Class I	40%	0.37%	0.32%
Columbia Intermediate Bond Fund, Class I	30%	0.11%	-2.33%
Columbia Income Opportunities Fund, Class I	30%	1.96%	1.99%
Weighted Average Income Gain	100%	0.77%	0.03%

Columbia Thermostat Fund Rebalancing in the Third Quarter

July 22, 2013	20% stocks, 80% bonds
August 2, 2013	15% stocks, 85% bonds
September 3, 2013	25% stocks, 75% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including potential illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance

Total Net Assets of the Fund:
$1.3 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat Fund Class Z Shares

September 25, 2002 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	2.92%	7.21%	8.85%	9.93%	7.46%	8.21%
Class A (3/3/03 inception)
without sales charge	2.89	7.06	8.64	9.67	7.19	7.94
with sales charge	-3.04	0.92	2.41	8.38	6.55	7.36
S&P 500 Index*	5.24	19.79	19.34	10.02	7.57	8.94
Barclays U.S. Aggregate Bond Index*	0.57	-1.89	-1.68	5.41	4.59	4.68

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.85% for Class Z shares and 1.10% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 9/30/13

Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/13

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	30%
Columbia Income Opportunities Fund, Class I	30%

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz G. Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Emerging Markets Fund Class Z shares gained 4.91% in the third quarter of 2013, outperforming the 2.89% gain of its primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. The Fund has outperformed its benchmark for the first nine months of 2013, gaining 4.47% versus the benchmark's decline of 1.99%. Since its inception in August 2011, in a period of significant volatility in emerging markets stocks, the Fund has outperformed its benchmark by nine percentage points on an annualized basis, gaining 12.09% versus the benchmark's gain of 3.08%.

The leading percentage gainer in the third quarter was Brazilian gold miner Beadell Resources. Following a fall of 55% in the second quarter, the stock rose over 87% in the third quarter, recovering its entire decline, in local currency terms, since the end of April. The company provided a positive production update, which promises solid free cash flow in 2014. The Fund's largest holding, Macau casino operator Melco International, continued to be a strong contributor, gaining another 43% this quarter. The stock was up 125% year to date following robust gaming revenue growth, increasing investor interest and a re-rating of the sector. New idea Biostime provides infant formula in China. The stock was added to the portfolio in June after a sharp decline, which followed allegations of price fixing in the industry. Its stock recovered in the third quarter, gaining 42%. Chroma Ate has been a volatile holding, trading down 32% in the second quarter after a large investor exited its position in this relatively illiquid name. Up 37% in the third quarter, the company provides automation and testing equipment used in clean energy and LED production, areas where we expect reasonable growth in an overall muted electronics segment.

Our investments in India continue to be a headwind for the Fund. Yes Bank is a corporate and small- to medium-sized enterprises lender in a market dominated by state banks. Capricious rule changes by the Indian regulator and rising interest rates caused the stock to drop 35%. The stock was subsequently sold out of the Fund. Redington India provides supply chain solutions for IT and mobile phones in emerging markets. Deteriorating margins, slower revenue growth and overall poor sentiment in India caused the stock to drop 27% this quarter.

Indonesian satellite broadcaster MNC Skyvision fell 34%. Investors have fled Indonesian stocks, although we believe the company's operations and long-term prospects appear solid. Brazilian loyalty program operator Multiplus and Hong Kong miniature acoustics components manufacturer AAC Technologies, fell 25% and 24%, respectively. We no longer hold either position.

In the third quarter, the consumer discretionary sector, which has been the largest performance contributor to the Fund since inception, became a performance detractor. While the sector remained one of the top benchmark performers, our stocks matched just over half of the benchmark gain. Much of this is explained by higher currency devaluation in the Fund's portfolio versus the benchmark, but of the Fund's 10 worst percentage drops this quarter, five were consumer discretionary companies. Consumer discretionary remains the Fund's biggest sector overweight (26% versus 16% in the benchmark) but trimming some large holdings has reduced the Fund's average weight from 31% last quarter. We continue to monitor valuations and fundamentals of the individual stocks in the portfolio closely, and will make weighting changes based on careful bottom-up analysis.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

Melco International	3.2%
MNC Skyvision	1.5
Biostime	1.2
Beadell Resources	1.2
Chroma Ate	1.0
Redington India	0.9

Columbia Acorn Emerging Markets Fund

At a Glance

Total Net Assets of the Fund:
$289.7 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund Class Z Shares

August 19, 2011 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	4.91%	4.47%	13.96%	12.09%
Class A (8/19/11 inception)
without sales charge	4.84	4.40	13.67	11.75
with sales charge	-1.18	-1.57	7.12	8.66
S&P Emerging Markets Between $500M and $5B Index*	2.89	-1.99	4.94	3.08

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.60% for Class Z shares and 1.85% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Melco International (Hong Kong) Macau Casino Operator	3.2%
2.	Coronation Fund Managers (South Africa) South African Fund Manager	2.7%
3.	Melco Crown Resorts (Philippines) Integrated Resort Operator in Manila	2.0%
4.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.0%
5.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.0%
6.	Sa Sa International (Hong Kong) Cosmetics Retailer	2.0%
7.	Localiza Rent A Car (Brazil) Car Rental	2.0%
8.	Home Product Center (Thailand) Home Improvement Retailer	2.0%
9.	Isagen (Colombia) Colombian Electricity Provider	1.9%
10.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn European Fund Class Z shares gained 12.03% in the third quarter of 2013, underperforming the 16.73% gain of its primary benchmark, the S&P Europe Between $500M and $5B Index. For the first nine months of the year, the Fund was up 20.41%, lagging the benchmark gain of 24.28%. Since the Fund's August 2011 inception, its annualized gain was 18.82% versus the benchmark's 20.31% return. Absolute performance has been strong but we are disappointed that the Fund has lagged the benchmark.

The Fund's top four percentage winners in the third quarter were UK-listed companies. Newspaper and magazine distributor Smiths News jumped 44% after winning new contract extensions and reaffirming its profit guidance. Online grocery retailer Ocado continued to be a strong performer, up 39% in the quarter on robust revenue growth driven by fuller customer carts. Archipelago Resources is a gold miner in Indonesia and Southeast Asia that is listed in the United Kingdom. The stock gained 38% on news of a takeout offer launched by its majority owner, who intends to re-list the stock in Indonesia. We sold the stock following the announcement. Halford's is a newer idea in the Fund, which was purchased in the second quarter. As the UK's leading retailer of leisure goods and auto parts, Halford's has been reinvigorated by new management and good revenues in car maintenance, which helped lift the shares 35% in the quarter.

The Fund's industrial stocks underperformed the benchmark in the quarter, gaining 13% while the sector was up 20% in the benchmark. The industrial sector was the best performer in the index this quarter, but 18 of the Fund's 20 industrial holdings underperformed the sector return. Corruption-plagued Imtech, a Dutch technical installation and maintenance services company, had the largest percentage drop among the Fund's industrials and the third largest drop in the Fund for the quarter, falling 21%. The Fund's position in Imtech was sold in the quarter. Another industrial holding, French engineering consultancy AKKA Technologies, provides outsourced research and development services to French industry. The stock declined 14% on weak demand from its automotive customers.

Other laggards included Germany's Stratec Biomedical Systems, a manufacturer of medical diagnostic instrumentation, which dropped 22% after issuing its third profit warning in 14 months due to delayed product launches and lower margins. This position was sold out of the Fund. Turkish cash and carry retailer Bizim Toptan fell 21% following a sharp fall in the Turkish stock market and a downgrade in the company's margin guidance. We added to the name given the company's net cash position, negative net working capital and long-term prospects for growth in this category.

Evidence points to some green shoots in Europe. Dutch and Irish housing prices seem to have bottomed out, budget discipline appears to have reduced fiscal imbalances in Southern Europe, while German employment continues at a record high. We have been receiving modest inflows into the Fund, perhaps signaling a slow return of investor confidence in Europe.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 9/30/13

Ocado	2.0%
Smiths News	1.2
Halford's	1.0
Bizim Toptan	0.9
AKKA Technologies	0.9

Columbia Acorn
European Fund

At a Glance

Total Net Assets of the Fund:
$14.4 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European Fund Class Z Shares

August 19, 2011 (Fund inception) through September 30, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2013

	3rd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	12.03%	20.41%	26.53%	18.82%
Class A (8/19/11 inception)
without sales charge	11.88	20.15	26.15	18.50
with sales charge	5.45	13.22	18.86	15.23
S&P Europe Between $500M and $5B Index*	16.73	24.28	34.23	20.31

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 9/30/13

Top 10 Holdings

as a percentage of net assets, as of 9/30/13

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.5%
2.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	2.3%
3.	Gemalto (France) Digital Security Solutions	2.3%
4.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.1%
5.	Neopost (France) Postage Meter Machines	2.0%
6.	Ocado (United Kingdom) Online Grocery Retailer	2.0%
7.	Bertrandt (Germany) Outsourced Engineering	1.9%
8.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.8%
9.	Geberit (Switzerland) Plumbing Supplies	1.8%
10.	Aurelius (Germany) European Turnaround Investor	1.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/13	9/30/13
Purchases
Information
Bankrate	100,000	200,000
Boingo Wireless	2,200,000	2,271,214
CalAmp	560,298	910,000
Globalstar	21,942,200	22,100,000
InContact	2,761,147	3,200,000
Liquidity Services	750,000	900,000
Monolithic Power Systems	1,113,389	1,240,000
Pandora Media	0	2,555,000
RetailMeNot	0	1,344,707
Rogers	250,000	400,000
Tangoe	0	1,725,971
Virtusa	2,125,000	2,125,000
Industrial Goods & Services
Airgas	294,180	405,841
Echo Global Logistics	400,000	700,000
Generac	2,728,000	3,200,000
MRC Global	1,900,000	2,320,000
NVR	82,000	99,000
Titan Machinery	393,100	965,000
WESCO International	1,200,000	1,620,000
Consumer Goods & Services
B&G Foods	1,143,265	1,325,000
Boulder Brands	2,475,000	2,886,552
Casey's General Stores	604,000	754,000
Domino's Pizza	630,000	968,000
Fiesta Restaurant Group	285,000	625,000
Fifth & Pacific Companies	0	1,000,000
GameStop	0	865,000
Hertz	3,750,000	4,600,000
Restoration Hardware Holdings	125,000	474,000
Select Comfort	450,000	1,100,000
Tile Shop Holdings	446,000	546,000
ULTA	1,185,000	1,385,000
United Natural Foods	0	250,000
Finance
First Busey	4,299,507	4,841,882
McGrath Rentcorp	2,150,000	2,150,000
SEI Investments	7,100,000	7,275,000
TrustCo Bank	2,136,500	2,136,500
	Number of Shares
	6/30/13	9/30/13
Health Care
Akorn	4,000,000	6,312,644
Allscripts Healthcare Solutions	5,600,000	9,905,000
Alnylam Pharmaceuticals	730,000	908,681
ARIAD Pharmaceuticals	3,130,000	4,000,000
Envision Healthcare Holdings	0	1,004,000
HealthSouth	1,450,000	2,650,000
Ophthotech	0	187,909
Sirona Dental Systems	1,025,000	1,550,000
Synageva Biopharma	1,812,575	2,392,000
Energy & Minerals
Alamos Gold (Canada)	1,600,000	2,100,000
Allied Nevada Gold	0	2,000,000
Baytex (Canada)	361,000	743,000
Bill Barrett Corporation	0	1,550,834
Canadian Overseas Petroleum (United Kingdom)	8,400,000	19,400,000
Carrizo Oil & Gas	0	181,160
DeeThree Exploration (Canada)	0	797,647
Kirkland Lake Gold (Canada)	1,900,000	4,900,000
Real Goods Solar	2,000,000	2,600,000
SM Energy	940,000	1,120,000
Superior Energy Services	0	1,150,000
Other Industries
CDL Hospitality Trust (Singapore)	11,655,000	11,917,000
Coresite Realty	1,050,000	1,170,000
EdR	6,650,000	7,350,000
Extra Space Storage	1,850,000	2,100,000
Kirby	602,000	846,000
Post Properties	1,435,000	1,760,000
St. Joe	1,500,000	1,800,000
Terreno Realty	1,050,000	1,550,000

	Number of Shares
	6/30/13	9/30/13
Sales
Information
Bally Technologies	3,725,000	3,537,000
ChannelAdvisor	229,059	0
Cree	720,000	469,000
Crown Castle International	4,000,000	3,800,000
DemandWare	1,310,000	1,100,000
Discovery Series C	720,000	400,000
Entegris	2,545,680	0
Far EasTone Telecom (Taiwan)	13,200,000	9,662,000
Hexagon (Sweden)	4,862,000	4,162,000
IPG Photonics	2,286,000	1,620,000
IXYS	587,529	0
Semtech	650,000	360,000
Velti	3,700,000	0
Industrial Goods & Services
Albemarle	1,250,000	0
Ashland	550,000	0
Chicago Bridge & Iron	2,850,000	2,680,000
GP Strategies	600,000	0
Imtech (Netherlands)	1,948,368	0
Mills Estruturas e Servicos de Engenharia (Brazil)	1,800,000	0
Oshkosh Corporation	2,400,000	2,185,000
Polypore International	1,225,000	1,000,000
RockTenn	300,000	0
Silgan Holdings	200,000	0
TrueBlue	1,000,000	70,313
Waste Connections	2,050,000	1,500,000
Consumer Goods & Services
Abercrombie & Fitch	1,816,000	725,000
American Eagle Outfitters	1,925,000	0
Arcos Dorados (Brazil)	1,800,000	0
Bon-Ton Stores	300,000	0
Bravo Brio Restaurant Group	675,000	0
Churchill Downs	28,508	0
Deckers Outdoor	810,000	710,000
Helen of Troy	1,233,851	1,170,000
Herman Miller	2,250,000	1,765,000
lululemon athletica	1,730,000	0
Move	1,062,500	0
Pinnacle Entertainment	1,947,000	0
Ryman Hospitality Properties	2,707,000	2,030,000
Saks	3,700,000	0
United Stationers	625,000	0
	Number of Shares
	6/30/13	9/30/13
Finance
H & E Equipment Services	3,422,749	3,382,621
Kennedy-Wilson Holdings	380,446	0
Provident New York Bancorp	505,000	0
Textainer Group Holdings	228,500	0
Tower Group	3,738,900	0
TriCo Bancshares	1,314,800	0
ViewPoint Financial	470,000	0
World Acceptance	1,050,000	945,000
Heath Care
BioMarin Pharmaceutical	2,230,000	1,954,268
Haemonetics	1,100,000	429,290
MicroDose Therapeutx	359,944	0
Onyx Pharmaceuticals	870,000	0
Seattle Genetics	6,050,000	5,590,000
Energy & Minerals
Augusta Resource	800,000	0
Crew Energy (Canada)	493,000	0
Pacific Rubiales Energy (Colombia)	2,700,000	2,160,000
Silver Wheaton (Canada)	700,000	0
Other Industries
Biomed Realty Trust	2,450,000	1,900,000
Digital Realty Trust	230,000	0
World Fuel Services	750,000	0

Columbia Acorn Fund

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 97.0%
Information 27.3%
	> Business Software 6.5%
2,350,000	Ansys (a)	$203,322,000
	Simulation Software for Engineers & Designers
4,500,000	Informatica (a)	175,365,000
	Enterprise Data Integration Software
2,700,000	Micros Systems (a)	134,838,000
	Information Systems for Hotels, Restaurants & Retailers
4,162,000	Hexagon (Sweden)	125,506,963
	Design, Measurement & Visualization Software & Equipment
700,000	Concur Technologies (a)	77,350,000
	Web Enabled Cost & Expense Management Software
800,000	Tyler Technologies (a)	69,976,000
	Financial, Tax, Court & Document Management Systems for Local Governments
900,000	SPS Commerce (a)(b)	60,228,000
	Supply Chain Management Software Delivered Via the Web
550,000	NetSuite (a)	59,367,000
	End-to-end IT Systems Solution Delivered Over the Web
1,100,000	DemandWare (a)	50,963,000
	E-Commerce Website Solution for Retailers & Apparel Manufacturers
2,000,000	RealPage (a)	46,320,000
	Software for Managing Rental Properties Delivered Via the Web
1,725,971	Tangoe (a)	41,181,668
	Software Solution for Managing Communication Expense & Devices
750,000	Jack Henry & Associates	38,707,500
	IT Systems & Outsourced IT Solutions for Financial Institutions
697,000	Solera Holdings	36,850,390
	Software for Automotive Insurance Claims Processing
900,000	Blackbaud	35,136,000
	Software & Services for Non-profits
700,000	Red Hat (a)	32,298,000
	Maintenance & Support for Opensource Operating System & Middleware
1,200,000	Constant Contact (a)	28,428,000
	Email & Other Marketing Campaign Management Systems Delivered Over Web
3,200,000	InContact (a)(b)	26,464,000
	Call Center Systems Delivered Via the Web & Telco Services
801,748	Webgroup.com (a)	25,928,531
	Website Creation & Management for Small Businesses
610,000	Envestnet (a)	18,910,000
	Technology Platform for Investment Advisors
1,000,000	Exa (a)(b)	15,490,000
	Simulation Software
1,700,000	Bazaarvoice (a)(c)	15,436,000
	Platform for Managing Consumer Interaction Via the Web
Number of Shares		Value
610,000	E2Open (a)(c)	$13,664,000
	Supply Chain Management Software & Supplier/Partner Network
		1,331,730,052
	> Mobile Communications 2.9%
3,800,000	Crown Castle International (a)	277,514,000
	Communications Towers
3,400,000	SBA Communications (a)	273,564,000
	Communications Towers
22,100,000	Globalstar (a)(b)(c)	24,089,000
	Satellite Mobile Voice & Data Carrier
9,662,000	Far EasTone Telecom (Taiwan)	24,072,658
	Taiwan's Third Largest Mobile Operator
		599,239,658
	> Instrumentation 2.9%
1,600,000	Mettler-Toledo International (a)(b)	384,144,000
	Laboratory Equipment
4,070,000	Trimble Navigation (a)	120,919,700
	GPS-based Instruments
1,620,000	IPG Photonics (c)	91,222,200
	Fiber Lasers
		596,285,900
	> Computer Hardware & Related Equipment 2.6%
3,415,000	Amphenol	264,252,700
	Electronic Connectors
4,550,000	II-VI (a)(b)	85,631,000
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	62,148,450
	Bar Code Printers
310,000	Stratasys (a)(c)	31,390,600
	Rapid Prototyping & Direct Digital Manufacturing Systems
280,000	Gemalto (France)	30,065,207
	Digital Security Solutions
900,000	Netgear (a)	27,774,000
	Networking Products for Small Business & Home
400,000	Rogers (a)	23,792,000
	Printed Circuit Materials & High-performance Foams
		525,053,957
	> Telephone & Data Services 2.1%
9,500,000	tw telecom (a)(b)	283,717,500
	Fiber Optic Telephone/Data Services
2,200,000	Cogent Communications	70,950,000
	Internet Data Pipelines
3,500,000	Windstream (c)	28,000,000
	Business & Rural Telecom Services
2,271,214	Boingo Wireless (a)(b)	15,898,498
	Wholesale & Retail Wi-Fi Networks
1,500,000	General Communications (a)	14,280,000
	Commercial Communication & Consumer CATV, Web & Phone in Alaska
3,000,000	Towerstream (a)(c)	8,580,000
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		421,425,998

Number of Shares		Value
	> Computer Services 2.0%
4,500,000	iGATE (a)(b)	$124,920,000
	IT & Business Process Outsourcing Services
3,419,000	Genpact (a)	64,550,720
	Business Process Outsourcing
2,125,000	Virtusa (a)(b)	61,752,500
	Offshore IT Outsourcing
1,618,000	ExlService Holdings (a)	46,080,640
	Business Process Outsourcing
2,000,000	WNS - ADR (India) (a)	42,440,000
	Offshore Business Process Outsourcing Services
430,000	Syntel	34,443,000
	Offshore IT Services
3,849,207	Hackett Group (b)	27,444,846
	IT Integration & Best Practice Research
1,100,000	Telecity (United Kingdom)	14,780,566
	European Data Center Provider
		416,412,272
	> Internet Related 1.3%
1,325,000	TripAdvisor (a)	100,488,000
	Online Travel Research
2,555,000	Pandora Media (a)(c)	64,207,150
	Streaming Music
1,344,707	RetailMeNot (a)	47,831,228
	Digital Coupon Marketplace
175,000	Equinix (a)	32,138,750
	Network Neutral Data Centers
727,000	Yandex (Russia) (a)	26,477,340
	Search Engine for Russian & Turkish Languages
		271,142,468
	> Gaming Equipment & Services 1.3%
3,537,000	Bally Technologies (a)(b)	254,876,220
	Slot Machines & Software
	> Business Information & Marketing Services 1.2%
1,900,000	Verisk Analytics (a)	123,424,000
	Risk & Decision Analytics
4,025,000	Navigant Consulting (a)(b)	62,226,500
	Financial Consulting Firm
2,561,123	RPX (a)	44,896,486
	Patent Aggregation & Defensive Patent Consulting
200,000	Bankrate (a)	4,114,000
	Internet Advertising for the Insurance, Credit Card & Banking Markets
		234,660,986
	> Semiconductors & Related Equipment 1.0%
5,390,000	Atmel (a)	40,101,600
	Microcontrollers, Radio Frequency & Memory Semiconductors
1,240,000	Monolithic Power Systems	37,547,200
	High Performance Analog & Mixed Signal Integrated Circuits
420,000	Littelfuse	32,852,400
	Little Fuses
Number of Shares		Value
469,000	Cree (a)	$28,229,110
	LED Lighting, Components & Chips
400,000	Hittite Microwave (a)	26,140,000
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	18,634,500
	Semiconductor Equipment
2,430,000	ON Semiconductor (a)	17,739,000
	Mixed Signal & Power Management Semiconductors
360,000	Semtech (a)	10,796,400
	Analog Semiconductors
		212,040,210
	> Telecommunications Equipment 0.8%
640,000	F5 Networks (a)	54,886,400
	Internet Traffic Management Equipment
2,025,000	Finisar (a)	45,825,750
	Optical Subsystems & Components
2,030,000	Ixia (a)	31,810,100
	Telecom Network Test Equipment
1,925,000	Infinera (a)	21,771,750
	Optical Networking Equipment
910,000	CalAmp (a)	16,043,300
	Machine-to-machine Communications
		170,337,300
	> Financial Processors 0.7%
1,700,000	Global Payments	86,836,000
	Credit Card Processor
900,000	Liquidity Services (a)(c)	30,204,000
	E-Auctions for Surplus & Salvage Goods
5,000,000	Singapore Exchange (Singapore)	28,962,413
	Singapore Equity & Derivatives Market Operator
		146,002,413
	> Electronics Distribution 0.6%
3,125,000	Avnet	130,343,750
	Electronic Components Distribution
	> Contract Manufacturing 0.5%
3,800,000	Sanmina-SCI (a)	66,462,000
	Electronic Manufacturing Services
960,000	Plexus (a)	35,712,000
	Electronic Manufacturing Services
		102,174,000
	> CATV 0.5%
800,000	Liberty Global Series A (a)	63,480,000
	Cable TV Franchises Outside the U.S.
400,000	Discovery Series C (a)	31,248,000
	Cable TV Programming
		94,728,000
	> Advertising 0.2%
1,000,000	Lamar Advertising (a)	47,030,000
	Outdoor Advertising
100,000	Tree.com	2,626,000
	Internet Advertising for Mortgage, Education & Auto Markets
		49,656,000

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Entertainment Programming 0.2%
1,100,000	IMAX (Canada) (a)(c)	$33,264,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
Information: Total		5,589,373,184
Industrial Goods & Services 20.6%
	> Machinery 12.2%
9,900,000	Ametek	455,598,000
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	320,292,000
	Industrial Air Filtration
3,400,000	Nordson (b)	250,342,000
	Dispensing Systems for Adhesives & Coatings
3,230,000	Moog (a)(b)	189,504,100
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,725,000	Kennametal	169,860,000
	Consumable Cutting Tools
3,063,000	HEICO (b)	153,578,820
	FAA Approved Aircraft Replacement Parts
3,200,000	Generac	136,448,000
	Standby Power Generators
1,660,000	Pall	127,886,400
	Life Science, Water & Industrial Filtration
2,185,000	Oshkosh Corporation (a)	107,021,300
	Specialty Truck Manufacturer
1,610,000	Toro	87,503,500
	Turf Maintenance Equipment
1,570,000	Clarcor	87,182,100
	Mobile Equipment & Industrial Filters
2,300,000	ESCO Technologies (b)	76,429,000
	Automatic Electric Meter Readers
1,200,000	Wabtec	75,444,000
	Freight & Transit Component Supplier
750,000	WABCO Holdings (a)	63,195,000
	Truck & Bus Component Supplier
435,000	Valmont Industries	60,425,850
	Center Pivot Irrigation Systems & Utility Poles
247,000	Middleby (a)	51,600,770
	Manufacturer of Cooking Equipment
600,000	Neopost (France) (c)	43,694,364
	Postage Meter Machines
1,000,000	Polypore International (a)(c)	40,970,000
	Battery Separators & Filtration Media
10,000,000	Marel (Iceland)	10,633,879
	Largest Manufacturer of Poultry & Fish Processing Equipment
		2,507,609,083
	> Other Industrial Services 1.8%
2,700,000	LKQ (a)	86,022,000
	Alternative Auto Parts Distribution
1,800,000	Expeditors International of Washington	79,308,000
	International Freight Forwarder
Number of Shares		Value
1,500,000	Forward Air	$60,525,000
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	54,496,000
	Portable Storage Units Leasing
1,375,000	KAR Auction Services	38,788,750
	Auto Auctions
2,400,000	CAE (Canada) (c)	26,282,220
	Flight Simulator Equipment & Training Centers
700,000	Echo Global Logistics (a)	14,658,000
	Third Party Logistics
1,520,957	Acorn Energy (b)(c)	8,973,646
	Fiber Optic Oil Well Monitoring & Evaluation
70,313	TrueBlue (a)	1,688,215
	Temporary Industrial Labor
		370,741,831
	> Construction 1.5%
2,680,000	Chicago Bridge & Iron	181,623,600
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
99,000	NVR (a)	90,999,810
	Homebuilder
930,000	Fortune Brands Home & Security	38,715,900
	Home Building Supplies & Small Locks
		311,339,310
	> Industrial Materials & Specialty Chemicals 1.5%
1,880,000	Drew Industries (b)	85,615,200
	RV & Manufactured Home Components
1,050,000	FMC Corporation	75,306,000
	Niche Specialty Chemicals
1,288,000	Novozymes (Denmark)	49,271,589
	Industrial Enzymes
1,200,000	Polyone	36,852,000
	Intermediate Stage Chemicals Producer
2,218,700	Kansai Paint (Japan)	29,484,776
	Paint Producer in Japan, India, China & Southeast Asia
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	20,560,150
	Producer of Specialty Fertilizers, Lithium & Iodine
400,000	Owens-Illinois (a)	12,008,000
	Glass Packaging for Food & Beverages
		309,097,715
	> Industrial Distribution 1.2%
1,620,000	WESCO International (a)	123,978,600
	Industrial Distributor
2,320,000	MRC Global (a)	62,176,000
	Industrial Distributor
405,841	Airgas	43,039,438
	Industrial Gas Distributor
965,000	Titan Machinery (a)(c)	15,507,550
	Agriculture & Construction Dealerships
		244,701,588

Number of Shares		Value
	> Electrical Components 1.0%
1,765,000	Acuity Brands	$162,415,300
	Commercial Lighting Fixtures
1,065,000	Thermon (a)	24,612,150
	Global Engineered Thermal Solutions
1,500,000	Ushio (Japan)	18,681,853
	Industrial Light Sources
		205,709,303
	> Outsourcing Services 0.7%
3,000,000	Quanta Services (a)	82,530,000
	Electrical & Telecom Construction Services
1,400,000	Insperity (b)	52,640,000
	Professional Employer Organization
		135,170,000
	> Conglomerates 0.4%
2,747,253	Aalberts Industries (Netherlands)	73,198,880
	Flow Control & Heat Treatment
	> Waste Management 0.3%
1,500,000	Waste Connections	68,115,000
	Solid Waste Management
Industrial Goods & Services: Total		4,225,682,710
Consumer Goods & Services 15.2%
	> Retail 4.5%
1,385,000	ULTA (a)	165,452,100
	Specialty Beauty Product Retailer
7,185,000	Pier 1 Imports (b)	140,251,200
	Home Furnishing Retailer
1,975,000	Shutterfly (a)(b)	110,363,000
	Internet Photo-centric Retailer
822,845	Fossil (a)	95,647,503
	Watch Designer & Retailer
1,675,000	Williams-Sonoma	94,135,000
	Home Goods & Furnishing Retailer
754,000	Casey's General Stores	55,419,000
	Owner/Operator of Convenience Stores
525,000	DSW	44,793,000
	Branded Footwear Retailer
865,000	GameStop	42,947,250
	Video Game Specialty Retailer
1,000,000	Urban Outfitters (a)	36,770,000
	Multi-channel Apparel & Accessory Retailer
474,000	Restoration Hardware Holdings (a)	30,027,900
	Specialty Home Furnishing Retailer
725,000	Abercrombie & Fitch	25,643,250
	Teen Apparel Retailer
1,000,000	Fifth & Pacific Companies (a)	25,130,000
	Global Lifestyle Brand
450,000	Five Below (a)	19,687,500
	Specialty Retailer Targeting Pre-teen & Teen
546,000	Tile Shop Holdings (a)	16,101,540
	Specialty Retailer of Tiles & Related Accessories
Number of Shares		Value
852,000	Massmart Holdings (South Africa)	$14,266,402
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
1,371,366	Gaiam (a)(b)	6,870,543
	Healthy Living Catalogs & E-Commerce, Non-theatrical Media
		923,505,188
	> Travel 3.0%
4,400,000	Avis Budget Group (a)	126,852,000
	Second Largest Car Rental Company
4,600,000	Hertz (a)	101,936,000
	Largest U.S. Rental Car Operator
1,430,000	Vail Resorts	99,213,400
	Ski Resort Operator & Developer
1,893,000	Choice Hotels	81,758,670
	Franchisor of Budget Hotel Brands
2,030,000	Ryman Hospitality Properties (c)	70,055,300
	Convention Hotels
1,100,000	Expedia	56,969,000
	Online Travel Services Company
1,600,000	HomeAway (a)	44,800,000
	Vacation Rental Online Marketplace
2,100,000	Localiza Rent A Car (Brazil)	31,457,835
	Car Rental
		613,042,205
	> Consumer Goods Distribution 1.2%
2,305,000	GNC Holdings	125,922,150
	Specialty Retailer of Health & Wellness Products
2,015,000	Pool	113,101,950
	Swimming Pool Supplies & Equipment Distributor
250,000	United Natural Foods (a)	16,805,000
	Natural/Organic Food Distributor
		255,829,100
	> Casinos & Gaming 1.2%
2,500,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	79,575,000
	Macau Casino Operator
20,000,000	Melco International (Hong Kong)	53,751,121
	Macau Casino Operator
850,000	Penn National Gaming (a)	47,056,000
	Regional Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	39,910,949
	Macau Casino Operator
40,000,000	Nagacorp (Cambodia)	33,748,852
	Casino/Entertainment Complex in Cambodia
		254,041,922
	> Apparel 1.2%
1,296,000	PVH	153,822,240
	Apparel Wholesaler & Retailer
710,000	Deckers Outdoor (a)	46,803,200
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	32,298,000
	Wholesaler/Retailer of Fashion Footwear

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Apparel—continued
2,620,000	Quiksilver (a)	$18,418,600
	Action Sports Lifestyle Branded Apparel & Footwear
		251,342,040
	> Furniture & Textiles 1.0%
3,669,000	Knoll (b)	62,152,860
	Office Furniture
1,765,000	Herman Miller	51,502,700
	Office Furniture
2,325,000	Interface	46,128,000
	Modular Carpet
812,360	Caesarstone (Israel) (a)	37,108,605
	Quartz Countertops
		196,892,165
	> Restaurants 0.9%
2,000,000	AFC Enterprises (a)(b)	87,180,000
	Popeye's Restaurants
968,000	Domino's Pizza	65,775,600
	Franchisor of Pizza Restaurants
625,000	Fiesta Restaurant Group (a)	23,537,500
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
		176,493,100
	> Other Consumer Services 0.8%
2,280,000	Lifetime Fitness (a)(b)	117,351,600
	Sport & Fitness Club Operator
17,000,000	Lifestyle International (Hong Kong)	36,176,179
	Mid to High-end Department Store Operator in Hong Kong & China
800,000	Blackhawk Network (a)(b)	19,224,000
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	810,000
	Real Estate Services in China
		173,561,779
	> Food & Beverage 0.5%
2,886,552	Boulder Brands (a)	46,300,294
	Healthy Food Products
1,325,000	B&G Foods	45,778,750
	Acquirer of Small Food Brands
1,665,270	GLG Life Tech (Canada) (a)(b)	1,358,019
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		93,437,063
	> Other Durable Goods 0.4%
1,100,000	Select Comfort (a)	26,785,000
	Specialty Mattresses
460,000	Cavco Industries (a)(b)	26,197,000
	Manufactured Homes
472,500	Jarden (a)	22,869,000
	Branded Household Products
		75,851,000
	> Educational Services 0.3%
1,300,000	DeVry	39,728,000
	Post-secondary Degree Services
Number of Shares		Value
500,000	ITT Educational Services (a)(c)	$15,500,000
	Post-secondary Degree Services
		55,228,000
	> Nondurables 0.2%
1,170,000	Helen of Troy (a)	51,714,000
	Personal Care, Housewares, Healthcare & Home Environment Products
Consumer Goods & Services: Total		3,120,937,562
Finance 11.0%
	> Banks 4.0%
2,638,000	BOK Financial	167,117,300
	Tulsa-based Southwest Bank
9,000,000	Associated Banc-Corp (b)	139,410,000
	Midwest Bank
1,348,000	City National	89,857,680
	Bank & Asset Manager
985,000	SVB Financial Group (a)	85,074,450
	Bank to Venture Capitalists
2,860,000	MB Financial (b)	80,766,400
	Chicago Bank
1,900,000	Hancock Holding	59,622,000
	Gulf Coast Bank
5,323,500	Valley National Bancorp (c)	52,968,825
	New Jersey/New York Bank
2,200,000	TCF Financial	31,416,000
	Great Lakes Bank
1,162,000	Sandy Spring Bancorp	27,028,120
	Baltimore & Washington, D.C. Bank
4,841,882	First Busey (b)	25,226,205
	Illinois Bank
2,500,000	First Commonwealth	18,975,000
	Western Pennsylvania Bank
811,295	Hudson Valley	15,236,120
	Metro New York City Bank
900,000	OFG Bancorp	14,571,000
	Puerto Rican Bank
2,136,500	TrustCo Bank	12,733,540
	New York State Bank
		820,002,640
	> Insurance 2.4%
8,900,000	CNO Financial Group	128,160,000
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	82,791,870
	Commercial Lines Insurance/Reinsurance
2,625,000	Selective Insurance Group	64,312,500
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	48,202,000
	Specialty Insurance
1,500,000	Brown & Brown	48,150,000
	Insurance Broker
400,000	RLI	34,968,000
	Specialty Insurance
250,000	Enstar Group (a)	34,150,000
	Insurance/Reinsurance & Related Services

Number of Shares		Value
	> Insurance—continued
10,837,000	Rand Merchant Insurance (South Africa)	$28,883,556
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
500,000	The Hanover Insurance Group	27,660,000
	Commercial & Personal Lines Insurance
		497,277,926
	> Brokerage & Money Management 1.7%
7,275,000	SEI Investments	224,870,250
	Mutual Fund Administration & Investment Management
3,052,000	Eaton Vance	118,509,160
	Specialty Mutual Funds
		343,379,410
	> Finance Companies 1.7%
3,382,621	H & E Equipment Services (a)(b)	89,842,414
	Heavy Equipment Leasing
945,000	World Acceptance (a)(b)(c)	84,974,400
	Personal Loans
2,150,000	McGrath Rentcorp (b)	76,755,000
	Temporary Space & IT Rentals
1,500,000	CAI International (a)(b)	34,905,000
	International Container Leasing
1,091,000	Marlin Business Services (b)	27,231,360
	Small Equipment Leasing
450,000	Onex Capital (Canada)	23,634,775
	Private Equity
100,000	Green Dot (a)	2,633,000
	Provider of Reloadable Prepaid Debt Cards & Online Banking
		339,975,949
	> Credit Cards 0.8%
550,000	Alliance Data Systems (a)	116,308,500
	Diversified Credit Card Provider
500,000	WEX (a)	43,875,000
	Pay Card Processor
		160,183,500
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	76,816,800
	Holding Company
	> Savings & Loans —%
452,146	Simplicity Bancorp (b)	7,030,870
	Los Angeles Savings & Loan
Finance: Total		2,244,667,095
Health Care 9.5%
	> Biotechnology & Drug Delivery 4.3%
5,590,000	Seattle Genetics (a)	245,009,700
	Antibody-based Therapies for Cancer
2,392,000	Synageva Biopharma (a)(b)	151,437,520
	Biotech Focused on Orphan Diseases
1,954,268	BioMarin Pharmaceutical (a)	141,137,235
	Biotech Focused on Orphan Diseases
3,283,000	NPS Pharmaceuticals (a)	104,432,230
	Orphan Drugs & Healthy Royalties
4,000,000	ARIAD Pharmaceuticals (a)	73,600,000
	Biotech Focused on Cancer
Number of Shares		Value
908,681	Alnylam Pharmaceuticals (a)	$58,164,671
	Biotech Developing Drugs for Rare Diseases
1,040,000	Sarepta Therapeutics (a)(c)	49,119,200
	Biotech Focused on Rare Diseases
2,025,000	InterMune (a)	31,124,250
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,610,890	Ultragenyx (a)(d)(e)	14,371,342
	Biotech Focused on "Ultra-Orphan" Drugs
1,370,000	Coronado Biosciences (a)(c)	9,617,400
	Development-stage Biotech
187,909	Ophthotech (a)	5,582,776
	Biotech Focused on Ophthalmic Drugs
		883,596,324
	> Medical Supplies 2.1%
6,170,000	Cepheid (a)(b)	240,876,800
	Molecular Diagnostics
950,000	Henry Schein (a)	98,515,000
	Largest Distributor of Healthcare Products
1,676,000	Patterson Companies	67,375,200
	Dental/Vet/Med Distributor
383,212	Techne	30,679,953
	Cytokines, Antibodies & Other Reagents for Life Science
		437,446,953
	> Health Care Services 1.6%
9,905,000	Allscripts Healthcare Solutions (a)(b)	147,287,350
	Health Care IT
2,650,000	HealthSouth	91,372,000
	Inpatient Rehabilitation Facilities
665,000	Mednax (a)	66,766,000
	Physician Management for Pediatric & Anesthesia Practices
1,004,000	Envision Healthcare Holdings (a)	26,134,120
	Provider of Health Care Outsourcing Services
		331,559,470
	> Medical Equipment & Devices 0.8%
1,550,000	Sirona Dental Systems (a)	103,741,500
	Manufacturer of Dental Equipment
925,000	PerkinElmer	34,918,750
	Analytical Instruments for Life Sciences
429,290	Haemonetics (a)	17,120,085
	Blood & Plasma Collection Equipment
		155,780,335
	> Pharmaceuticals 0.7%
6,312,644	Akorn (a)(b)	124,232,834
	Develops, Manufactures & Sells Specialty Generic Drugs
2,040,000	Alimera Sciences (a)(b)(c)	7,670,400
	Ophthalmology-focused Pharmaceutical Company
		131,903,234
Health Care: Total		1,940,286,316
Energy & Minerals 7.1%
	> Oil Services 3.6%
4,635,000	FMC Technologies (a)	256,871,700
	Oil & Gas Well Head Manufacturer

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Oil Services—continued
2,400,000	Atwood Oceanics (a)	$132,096,000
	Offshore Drilling Contractor
1,031,106	Fugro (Netherlands)	62,897,494
	Subsea Oilfield Services
1,334,000	ShawCor (Canada)	56,258,395
	Oil & Gas Pipeline Products
661,000	Hornbeck Offshore (a)	37,967,840
	Supply Vessel Operator in U.S. Gulf of Mexico
1,008,000	Rowan (a)	37,013,760
	Contract Offshore Driller
268,000	Chart Industries (a)	32,974,720
	Manufacturer of Natural Gas Processing/Storage Equipment
1,150,000	Superior Energy Services (a)	28,796,000
	Diversified Oil Service Provider
511,000	Gulfmark Offshore	26,004,790
	Operator of Offshore Supply Vessels
400,000	Dresser-Rand Group (a)	24,960,000
	Manufactures & Services Compressors
2,601,900	Horizon North Logistics (Canada) (c)	18,338,716
	Provides Diversified Oil Service Offering in Northern Canada
596,600	Black Diamond Group (Canada) (c)	14,259,785
	Provides Accommodations/Equipment for Oil Sands Development
16,500	Frank's International (Netherlands) (a)	493,845
	Global Provider of Casing Running Services Post Drilling of Wells
		728,933,045
	> Oil & Gas Producers 2.5%
1,120,000	SM Energy	86,452,800
	Oil & Gas Producer
1,153,600	Rosetta Resources (a)	62,825,056
	Oil & Gas Producer Exploring in Texas
695,000	Range Resources	52,743,550
	Oil & Gas Producer
2,160,000	Pacific Rubiales Energy (Colombia)	42,652,687
	Oil Production & Exploration in Colombia
1,550,834	Bill Barrett Corporation (a)(c)	38,941,442
	Oil & Gas Producer in U.S. Rockies
1,159,000	Laredo Petroleum (a)	34,399,120
	Permian Basin Oil Producer
886,000	Cabot Oil and Gas	33,065,520
	Large Natural Gas Producer in Appalachia & Gulf Coast
743,000	Baytex (Canada) (c)	30,663,492
	Oil & Gas Producer in Canada
1,477,000	Denbury Resources (a)	27,191,570
	Oil Producer Using Co2 Injection
3,095,000	Athabasca Oil Sands (Canada) (a)	23,586,962
	Oil Sands & Unconventional Oil Development
340,000	PDC Energy (a)	20,243,600
	Oil & Gas Producer in U.S.
Number of Shares		Value
850,000	Tullow Oil (United Kingdom)	$14,090,914
	Oil & Gas Producer
27,000,000	Shamaran Petroleum (Iraq) (a)	10,091,743
	Oil Exploration & Production in Kurdistan
797,647	DeeThree Exploration (Canada) (a)	7,077,805
	Canadian Oil & Gas Producer
181,160	Carrizo Oil & Gas (a)	6,759,080
	Oil & Gas Producer
20,000,000	Petroamerica Oil (Colombia) (a)	6,310,373
	Oil Exploration & Production in Colombia
11,000,000	Canadian Overseas Petroleum (United Kingdom) (a)	3,363,914
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	2,440,367
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	4,188
	Oil & Gas Exploration/Production in the North Sea
37,500,000	Petromanas (Canada) (a)(b)	4,914,810
	Exploring for Oil in Albania
1,198,100	Pan Orient (Canada) (a)	2,407,715
	Growth-oriented, Return-focused Asian Explorer
511,600	Canacol (Colombia) (a)	2,190,336
	Oil Producer in South America
26,000,000	Petrodorado Energy (Colombia) (a)(b)	1,009,660
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
61,091	Matador Resources (a)	997,616
	Oil & Gas Producer in Texas & Louisiana
50,000,000	Gulf United Energy (Colombia) (a)(b)	115,000
	Prospecting for Oil Alongside Large Producers in Colombia
4,110,000	Santa Maria Petroleum (Colombia) (a)(b)(d)	44,889
	Explores for Oil & Gas in Latin America
890,000	Santa Maria Petroleum (Colombia) (a)(b)	12,960
	Explores for Oil & Gas in Latin America
		514,597,169
	> Mining 0.8%
387,000	Core Labs (Netherlands)	65,484,270
	Oil & Gas Reservoir Consulting
1,600,000	Alamos Gold (Canada)	24,853,162
500,000	Alamos Gold (Canada) (f)	7,765,000
	Gold Mining
6,044,000	Northam Platinum (South Africa) (a)	25,523,827
	Platinum Mining in South Africa
4,900,000	Kirkland Lake Gold (Canada) (a)(b)	16,506,966
	Gold Mining
7,500,000	Duluth Metals (Canada) (a)(b)	8,591,816
	Copper & Nickel Miner
2,000,000	Allied Nevada Gold (a)(c)	8,360,000
	Gold & Silver Mining

Number of Shares		Value
	> Mining—continued
1,150,000	Turquoise Hill Resources (Mongolia) (a)	$5,079,850
	Copper Mine Project in Mongolia
2,050,000	Alexco Resource (a)(c)	2,931,500
	Mining, Exploration & Environmental Services
13,459,000	Mongolian Mining (Mongolia) (a)	2,413,867
	Coking Coal Mining in Mongolia
3,000,000	Kaminak Gold (a)(c)	2,300,859
	Exploration Stage Canadian Gold Miner
		169,811,117
	> Alternative Energy 0.1%
2,000,000	GT Advanced Technologies (a)(c)	17,020,000
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
2,600,000	Real Goods Solar (a)(b)(c)	7,280,000
	Residential Solar Energy Installer
1,210,300	Synthesis Energy Systems (China) (a)	898,043
	Owner/Operator of Gasification Plants
		25,198,043
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	14,009,089
	Farmland Operator in Uruguay
Energy & Minerals: Total		1,452,548,463
Other Industries 6.3%
	> Real Estate 4.2%
2,100,000	Extra Space Storage	96,075,000
	Self Storage Facilities
3,625,000	Dupont Fabros Technology (b)	93,416,250
	Data Centers
1,760,000	Post Properties	79,235,200
	Multifamily Properties
750,000	Federal Realty	76,087,500
	Shopping Centers
7,350,000	EdR (b)	66,885,000
	Student Housing
3,000,000	Associated Estates Realty (b)	44,730,000
	Multifamily Properties
1,170,000	Coresite Realty (b)	39,709,800
	Data Centers
1,900,000	Biomed Realty Trust	35,321,000
	Life Science-focused Office Buildings
1,800,000	St. Joe (a)(c)	35,316,000
	Florida Panhandle Landowner
17,000,000	Ascendas REIT (Singapore)	30,931,341
	Industrial Property Landlord
325,000	Jones Lang LaSalle	28,372,500
	Real Estate Services
33,000,000	Mapletree Logistics Trust (Singapore)	28,171,591
	Industrial Property Landlord
1,550,000	Terreno Realty (b)	27,528,000
	Industrial Properties
Number of Shares		Value
3,750,000	DCT Industrial Trust	$26,962,500
	Industrial Properties
2,850,000	Summit Hotel Properties	26,191,500
	Owner of Select Service Hotels
1,300,000	Hudson Pacific Properties	25,285,000
	West Coast Office Buildings & Production Studios
4,000,000	Kite Realty Group	23,720,000
	Community Shopping Centers
20,000,000	Mapletree Commercial Trust (Singapore)	19,382,057
	Retail & Office Property Landlord
14,000	Orix JREIT (Japan)	17,786,709
	Diversified REIT
24,664,000	Mapletree Greater China Commercial Trust (Hong Kong) (a)	17,601,904
	Retail & Office Property Landlord
950,000	American Residential Properties (a)	16,729,500
	Single-family Rental Properties
11,917,000	CDL Hospitality Trust (Singapore)	15,469,160
	Hotel Owner/Operator
		870,907,512
	> Transportation 1.4%
1,155,000	JB Hunt Transport Services	84,234,150
	Truck & Intermodal Carrier
3,100,000	Rush Enterprises, Class A (a)(b)	82,181,000
	Truck Sales & Service
846,000	Kirby (a)	73,221,300
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
300,000	Genesee & Wyoming (a)	27,891,000
	Short-line Operator
550,000	Rush Enterprises, Class B (a)(b)	12,523,500
	Truck Sales & Service
		280,050,950
	> Regulated Utilities 0.7%
2,000,000	Northeast Utilities	82,500,000
	Regulated Electric Utility
2,200,000	Pepco Holdings	40,612,000
	Regulated Utility
700,000	Wisconsin Energy	28,266,000
	Wisconsin Utility
		151,378,000
Other Industries: Total		1,302,336,462
Total Equities: 97.0% (Cost: $10,592,648,676)		19,875,831,792	(g)

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
Short-Term Investments 3.2%
499,118,598	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$499,118,593
160,411,074	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	160,411,074
Total Short-Term Investments: 3.2% (Cost: $659,529,667)		659,529,667
Securities Lending Collateral 2.0%
399,899,875	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (h)	399,899,875
Total Securities Lending Collateral: (Cost: $399,899,875)		399,899,875
Total Investments: 102.2% (Cost: $11,652,078,218)(i)		20,935,261,334 (j)
Obligation to Return Collateral for Securities Loaned: (2.0)%		(399,899,875)
Cash and Other Assets Less Liabilities: (0.2)%		(51,483,264)
Net Assets: 100.0%		$20,483,878,195

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/13	Value	Dividend
Mettler-Toledo International	1,600,000	-	-	1,600,000	$384,144,000	$-
Donaldson	8,400,000	-	-	8,400,000	320,292,000	3,024,000
tw telecom	9,500,000	-	-	9,500,000	283,717,500	-
Bally Technologies	3,725,000	-	188,000	3,537,000	254,876,220	-
Nordson	3,125,000	275,000	-	3,400,000	250,342,000	1,590,750
Seattle Genetics (1)	6,550,000	-	960,000	5,590,000	245,009,700	-
Cepheid	4,970,000	1,200,000	-	6,170,000	240,876,800	-
Moog	3,230,000	-	-	3,230,000	189,504,100	-
HEICO	3,063,000	-	-	3,063,000	153,578,820	214,410
Synageva Biopharma	1,165,000	1,227,000	-	2,392,000	151,437,520	-
Allscripts Healthcare Solutions	-	9,905,000	-	9,905,000	147,287,350	-
Pier 1 Imports	7,185,000	-	-	7,185,000	140,251,200	1,077,750
Associated Banc-Corp	7,756,800	1,243,200	-	9,000,000	139,410,000	2,058,544
iGATE	3,700,000	800,000	-	4,500,000	124,920,000	-
Akorn	4,000,000	2,312,644	-	6,312,644	124,232,834	-
Lifetime Fitness	2,280,000	-	-	2,280,000	117,351,600	-
Shutterfly	2,835,000	-	860,000	1,975,000	110,363,000	-
NPS Pharmaceuticals (1)	6,000,000	-	2,717,000	3,283,000	104,432,230	-
Rush Enterprises	3,650,000	-	-	3,650,000	94,704,500	-

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/13	Value	Dividend
Dupont Fabros Technology	3,625,000	-	-	3,625,000	$93,416,250	$1,631,250
IPG Photonics (1)	2,780,000	-	1,160,000	1,620,000	91,222,200	-
H & E Equipment Services	3,400,000	22,749	40,128	3,382,621	89,842,414	-
AFC Enterprises	2,000,000	-	-	2,000,000	87,180,000	-
II-VI	4,550,000	-	-	4,550,000	85,631,000	-
Drew Industries	1,880,000	-	-	1,880,000	85,615,200	-
World Acceptance	1,285,000	-	340,000	945,000	84,974,400	-
MB Financial	2,860,000	-	-	2,860,000	80,766,400	915,200
McGrath Rentcorp	2,150,000	-	-	2,150,000	76,755,000	1,537,250
ESCO Technologies	2,200,000	100,000	-	2,300,000	76,429,000	536,000
Ryman Hospitality Properties (1)	4,520,690	-	2,490,690	2,030,000	70,055,300	4,628,845
EdR	5,744,300	1,605,700	-	7,350,000	66,885,000	1,880,360
Navigant Consulting	3,704,600	320,400	-	4,025,000	62,226,500	-
Knoll	4,200,000	-	531,000	3,669,000	62,152,860	1,365,137
Virtusa	2,125,000	-	-	2,125,000	61,752,500	-
Forward Air (1)	1,500,000	-	-	1,500,000	60,525,000	450,000
SPS Commerce	900,000	-	-	900,000	60,228,000	-
Insperity	1,800,000	-	400,000	1,400,000	52,640,000	742,733
Helen of Troy (1)	1,600,000	-	430,000	1,170,000	51,714,000	-
ExlService Holdings (1)	1,618,000	-	-	1,618,000	46,080,640	-
Associated Estates Realty	3,000,000	-	-	3,000,000	44,730,000	1,710,000
Coresite Realty	-	1,170,000	-	1,170,000	39,709,800	666,436
CAI International	1,397,834	102,166	-	1,500,000	34,905,000	-
Terreno Realty	358,151	1,191,849	-	1,550,000	27,528,000	230,820
Hackett Group	3,849,207	-	-	3,849,207	27,444,846	-
Marlin Business Services	1,091,000	-	-	1,091,000	27,231,360	2,520,210
InContact	2,200,000	1,000,000		3,200,000	26,464,000	-
Cavco Industries	460,000	-	-	460,000	26,197,000	-
Summit Hotel Properties (1)	2,850,000	-	-	2,850,000	26,191,500	961,875
First Busey	4,299,507	542,375	-	4,841,882	25,226,205	353,400
Globalstar	1,200,000	21,189,746	289,746	22,100,000	24,089,000	-
Kite Realty Group (1)	4,000,000	-	-	4,000,000	23,720,000	720,000
Blackhawk Network	-	800,000	-	800,000	19,224,000	-
Kirkland Lake Gold	1,900,000	3,000,000	-	4,900,000	16,506,966	-
Boingo Wireless	1,900,000	371,214	-	2,271,214	15,898,498	-
Exa	872,060	127,940	-	1,000,000	15,490,000	-
Acorn Energy	1,512,352	8,605	-	1,520,957	8,973,646	52,932
Duluth Metals	7,500,000	-	-	7,500,000	8,591,816	-
Alimera Sciences	2,040,000	-	-	2,040,000	7,670,400	-
Real Goods Solar	-	2,600,000	-	2,600,000	7,280,000	-
Simplicity Bancorp	452,146	-	-	452,146	7,030,870	108,515
Gaiam	1,371,366	-	-	1,371,366	6,870,543	-
Petromanas	37,500,000	-	-	37,500,000	4,914,810	-
GLG Life Tech	1,665,270	-	-	1,665,270	1,358,019	-
Petrodorado Energy	26,000,000	-	-	26,000,000	1,009,660	-
Gulf United Energy	50,000,000	-	-	50,000,000	115,000	-
Santa Maria Petroleum	5,000,000	-	-	5,000,000	57,849	-
Chelsea Therapeutics International (1)	4,949,000	-	4,949,000	-	-	-
Pericom Semiconductor (1)	1,765,000	-	1,765,000	-	-	-
Pinnacle Entertainment (1)	3,950,000	-	3,950,000	-	-	-
Raptor Pharmaceutical (1)	3,000,000	-	3,000,000	-	-	-
Tower Group (1)(2)	3,300,000	438,900	3,738,900	-	-	1,840,746
TriCo Bancshares (1)	1,350,000	-	1,350,000	-	-	270,000
Wolverine Minerals (1)(2)	4,000,000	-	4,000,000	-	-	-
Total of Affiliated Transactions	321,910,283	51,554,488	33,159,464	340,305,307	$5,497,251,826	$31,087,163

(1) At September 30, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

  The aggregate cost and value of these companies at September 30, 2013, was $2,582,351,359 and $4,778,301,256, respectively. Investments in affiliated companies represented 23.33% of the Fund's total net assets at September 30, 2013.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(c)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $388,206,936.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2013, the market value of these securities amounted to $30,869,875, which represented 0.15% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Ultragenyx	12/19/12	3,610,890	$9,999,999	$14,371,342
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	14,009,089
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	2,440,367
Santa Maria Petroleum	1/14/11	4,110,000	5,193,292	44,889
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	525,688	4,188
			$34,310,131	$30,869,875

(e)  Illiquid security.

(f)  Security is traded on a U.S. exchange.

(g)  On September 30, 2013, the market value of foreign securities represented 7.72% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$299,763,638	1.46
Hong Kong	227,015,153	1.11
Netherlands	202,074,489	0.99
Sweden	125,506,963	0.61
Singapore	122,916,563	0.60
France	73,759,571	0.36
South Africa	68,673,784	0.33
Japan	65,953,338	0.32
Colombia	52,335,905	0.26
Denmark	49,271,589	0.24
India	42,440,000	0.21
Israel	37,108,605	0.18
United Kingdom	34,679,949	0.17
Cambodia	33,748,852	0.16
Brazil	31,457,835	0.15
Russia	26,477,340	0.13
Taiwan	24,072,658	0.12
Chile	20,560,150	0.10
Uruguay	14,009,089	0.07
Iceland	10,633,879	0.05
Iraq	10,091,743	0.05
Mongolia	7,493,717	0.04
China	1,708,043	0.01
Total Foreign Portfolio	$1,581,752,853	7.72

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At September 30, 2013, for federal income tax purposes, the cost of investments was $11,652,078,218 and net unrealized appreciation was $9,283,183,116 consisting of gross unrealized appreciation of $9,585,831,787 and gross unrealized depreciation of $302,648,671.

(j)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical

> Notes to Statement of Investments

Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$5,365,985,377	$223,387,807	$-	$5,589,373,184
Industrial Goods & Services	4,000,717,369	224,965,341	-	4,225,682,710
Consumer Goods & Services	2,943,084,059	177,853,503	-	3,120,937,562
Finance	2,215,783,539	28,883,556	-	2,244,667,095
Health Care	1,925,914,974	-	14,371,342	1,940,286,316
Energy & Minerals	1,331,123,828	107,415,546	14,009,089	1,452,548,463
Other Industries	1,172,993,700	129,342,762	-	1,302,336,462
Total Equities	18,955,602,846	891,848,515	28,380,431	19,875,831,792
Total Short-Term Investments	659,529,667	-	-	659,529,667
Total Securities Lending Collateral	399,899,875	-	-	399,899,875
Total Investments	$20,015,032,388	$891,848,515	$28,380,431	$20,935,261,334

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$434,636	$-	$-	$434,636

  Financial assets were transferred from Level 1 to Level 2 as trading resumed during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/13	9/30/13
Purchases
Asia
> Japan
Aica Kogyo	1,102,500	1,401,000
Ain Pharmaciez	488,892	569,292
Aozora Bank	0	7,210,000
Disco	398,400	458,400
JIN	0	234,400
Milbon	446,400	475,900
Misumi Group	0	804,600
Nippon Kayaku	2,130,500	2,329,000
Nippon Paint	0	1,297,000
NOF	0	926,000
OBIC	0	135,300
Omron	734,800	905,000
OSG	1,355,400	1,450,000
Park24	2,057,000	2,300,000
Rinnai	370,000	501,000
Santen Pharmaceutical	524,600	581,600
Toyo Suisan Kaisha	735,000	1,040,900
Wacom	5,150,200	5,800,000
> Taiwan
Chipbond	5,865,230	11,158,183
Delta Electronics	6,995,000	7,306,000
Ginko International	1,345,000	1,868,000
Lite-On Technology	9,078,000	14,019,253
Radiant Opto-Electronics	0	4,043,000
> Hong Kong
Kingboard Chemicals	0	8,866,000
Vitasoy International	18,000,000	20,000,000
> Korea
CJ Corp	0	246,300
LS Industrial Systems	416,998	510,998
Samsung Securities	0	545,000
> Singapore
Singapore Exchange	3,500,000	3,800,000
Super Group	4,856,000	7,000,000
> China
AMVIG Holdings	34,418,000	35,119,000
Biostime	1,377,000	4,524,000
WuXi PharmaTech - ADR	2,143,203	2,357,000
> Indonesia
Matahari Department Store	9,720,000	10,917,000
MNC Skyvision	44,420,000	49,000,000
> India
Adani Ports & Special Economic Zone	7,222,544	7,500,000
	Number of Shares
	6/30/13	9/30/13
> Thailand
Robinson's Department Store	8,775,000	16,000,000
> Philippines
Puregold Price Club	0	4,530,200
Security Bank	0	4,859,370
> Malaysia
Aeon	0	1,918,200
Europe
> United Kingdom
Abcam	3,715,000	3,850,000
AVEVA	0	584,273
Babcock International	1,198,263	2,257,802
Croda	795,000	960,100
Fidessa Group	473,246	708,000
Foxtons	0	1,364,000
Smiths News	8,141,000	10,944,000
Spirax Sarco	1,130,000	1,214,089
Telecity	3,560,000	3,937,000
> France
Gemalto	445,700	531,700
> Germany
Aurelius	597,726	795,000
Elringklinger	475,000	595,000
NORMA Group	685,000	727,453
TAG Immobilien	2,130,000	2,580,000
> Switzerland
INFICON	0	54,886
Partners Group	267,500	302,300
> Finland
Konecranes	0	761,000
Tikkurila	1,084,000	1,472,689
Vacon	551,816	582,500
> Spain
Bolsas y Mercados Españoles	0	700,745
Viscofan	0	570,000
> Norway
Orkla	0	2,876,245
Subsea 7	906,000	1,321,000
> Russia
Moscow Exchange	0	4,260,219
Other Countries
> Canada
AG Growth	590,228	600,249
DeeThree Exploration	2,566,127	2,983,324

	Number of Shares
	6/30/13	9/30/13
Purchases (continued)
Other Countries—continued
> Australia
Austbrokers	928,701	1,166,443
Domino's Pizza Enterprises	2,800,000	3,493,775
IAG	5,814,100	10,200,000
SAI Global	8,000,000	9,863,787
> New Zealand
Auckland International Airport	0	12,000,000
Sky City Entertainment	0	1,622,847
Latin America
> Brazil
Localiza Rent A Car	3,350,000	4,000,000
Odontoprev	5,000,000	6,000,000
> Mexico
Genomma Lab Internacional	17,626,000	18,255,800
Qualitas	6,569,005	13,782,000
> Chile
Sociedad Quimica y Minera de Chile - ADR	671,499	814,000
	Number of Shares
	6/30/13	9/30/13
Sales
Asia
> Japan
Advance Residence Investment	11,200	0
Benesse	790,000	730,000
Horiba	243,100	0
Itochu Techno-Science	594,700	503,000
Japan Airport Terminal	2,460,000	1,610,000
Kintetsu World Express	920,951	879,000
Kuraray	3,448,100	2,010,100
Nakanishi	315,162	270,000
NGK Insulators	2,390,000	2,260,000
NGK Spark Plug	2,640,000	2,570,000
Nihon Parkerizing	1,448,080	1,122,080
Sanrio	640,000	382,000
Seven Bank	13,822,000	10,560,000
Shimano	225,900	172,000
Sintokogio	1,940,200	1,628,300
Start Today	3,020,000	1,480,000
> Taiwan
CHC Healthcare	4,048,000	269,866
CTCI Corp	23,043,000	21,218,000
Far EasTone Telecom	40,480,000	39,877,000
Flexium Interconnect	7,401,000	6,089,262
Lung Yen	6,173,000	2,933,000
PC Home	3,034,000	2,027,000
St. Shine Optical	2,270,000	2,199,000
Taiwan Hon Chuan	12,488,000	8,366,000
Taiwan Mobile	18,206,000	15,600,000
> Hong Kong
AAC Technologies	7,581,000	4,687,000
Lifestyle International	18,223,000	14,000,000
L'Occitane International	15,625,000	9,215,750
Mapletree Greater China Commercial Trust	40,000,000	30,000,000
Melco Crown Entertainment - ADR	3,500,000	3,000,000
> Korea
BS Financial Group	145,370	0
Coway	834,580	682,580
iMarketKorea	886,204	502,644
> Singapore
Goodpack Limited	13,640,000	1,191,000
CDL Hospitality Trust	20,000,000	18,784,000
Mapletree Industrial Trust	25,000,000	20,000,000
Mapletree Logistics Trust	30,000,000	25,000,000
> China
RexLot Holdings	193,550,000	0
Want Want	16,769,000	11,020,000

Columbia Acorn International

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/13	9/30/13
Sales (continued)
Asia—continued
> Indonesia
Mayora Indah	5,003,500	4,800,000
Mitra Adiperkasa	6,622,000	1,721,000
Tower Bersama Infrastructure	58,000,000	48,636,500
> India
Bharti Infratel	5,514,527	0
Yes Bank	2,765,000	0
> Philippines
Manila Water Company	18,600,000	0
SM Prime Holdings	64,283,000	42,000,000
> Mongolia
Mongolian Mining	74,865,700	62,976,200
Europe
> United Kingdom
BBA Aviation	5,815,000	0
Intertek Group	322,000	160,000
Rightmove	1,147,000	646,000
WH Smith	3,229,068	3,186,211
Whitbread	952,000	464,002
> France
Eurofins Scientific	349,000	314,000
> Netherlands
Imtech	2,114,073	0
> Germany
Pfeiffer Vacuum	113,662	0
Wirecard	2,000,000	1,663,000
> Switzerland
Dufry Group	232,576	0
Geberit	212,500	179,000
> Sweden
Sweco	4,150,024	3,255,024
> Denmark
Jyske Bank	1,117,000	788,000
SimCorp	1,849,420	1,702,063
> Italy
Geox	8,501,000	4,567,745
Pirelli	3,658,000	2,984,000
> Portugal
Redes Energéticas Nacionais	8,635,000	4,123,318
	Number of Shares
	6/30/13	9/30/13
Other Countries
> South Africa
Coronation Fund Managers	13,935,448	13,888,359
Naspers	858,188	777,188
> Canada
Alliance Grain Traders	984,500	858,539
Crew Energy	332,700	0
> Australia
Challenger Financial	11,155,000	10,653,000
Commonwealth Property Office Fund	37,464,000	24,418,249
Regis Resources	6,440,000	0
> United States
World Fuel Services	428,228	0
> Israel
Israel Chemicals	3,145,527	0
Latin America
> Brazil
Arcos Dorados	1,800,000	0
Mills Estruturas e Servicos de Engenharia	1,206,000	0
Multiplus	1,400,000	0
> Mexico
Bolsa Mexicana de Valores	8,361,000	2,975,535
Grupo Aeroportuario del Sureste - ADR	300,000	200,000
> Argentina
Madalena Ventures	3,769,500	0

Columbia Acorn International

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 95.9%
Asia 44.3%
	> Japan 19.8%
4,784,600	Kansai Paint	$63,583,566
	Paint Producer in Japan, India, China & Southeast Asia
2,570,000	NGK Spark Plug	57,038,561
	Automobile Parts
5,800,000	Wacom	55,792,813
	Computer Graphic Illustration Devices
36,500	Orix JREIT	46,372,490
	Diversified REIT
1,276,300	Hoshizaki Electric	44,103,172
	Commercial Kitchen Equipment
1,480,000	Start Today (a)	41,805,032
	Online Japanese Apparel Retailer
2,300,000	Park24	40,927,880
	Parking Lot Operator
270,000	Nakanishi	37,690,294
	Dental Tools & Machinery
1,610,000	Japan Airport Terminal	37,260,949
	Airport Terminal Operator at Haneda
501,000	Rinnai	37,231,295
	Gas Appliances for Household & Commercial Use
1,456,000	Ariake Japan	36,104,566
	Manufacturer of Soup/Sauce Extracts
10,560,000	Seven Bank	35,374,781
	ATM Processing Services
229,400	Hirose Electric	35,311,565
	Electrical Connectors
1,400,000	Glory	35,274,704
	Currency Handling Systems & Related Equipment
2,260,000	NGK Insulators	34,432,046
	Ceramic Products for Auto, Power & Electronics
2,329,000	Nippon Kayaku	33,613,596
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
6,700	Kenedix Realty Investment	32,955,096
	Tokyo Mid-size Office REIT
905,000	Omron	32,782,560
	Electric Components for Factory Automation
879,000	Kintetsu World Express	31,630,968
	Airfreight Logistics
1,680,000	Daiseki	31,031,153
	Waste Disposal & Recycling
1,268,000	Nabtesco	30,990,044
	Machinery Components
1,040,900	Toyo Suisan Kaisha	30,561,748
	Instant Noodle Manufacturer
3,000	Nippon Prologis REIT (a)	30,062,068
	Logistics REIT in Japan
2,350,000	Ushio	29,268,237
	Industrial Light Sources
581,600	Santen Pharmaceutical	28,243,596
	Specialty Pharma (Ophthalmic Medicine)
Number of Shares		Value
1,401,000	Aica Kogyo	$27,957,774
	Laminated Sheets, Building Materials & Chemical Adhesives
603,706	Miraca Holdings	26,980,905
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
709,500	Hamamatsu Photonics	26,796,557
	Optical Sensors for Medical & Industrial Applications
730,000	Benesse	26,551,430
	Education Service Provider
1,530,000	Suruga Bank	26,375,257
	Regional Bank
458,400	Disco	26,333,047
	Semiconductor Dicing & Grinding Equipment
3,700	Mori Hills REIT Investment	25,616,394
	Tokyo-centric Diversified REIT
1,450,000	OSG	25,400,144
	Consumable Cutting Tools
2,580	Industrial & Infrastructure Fund	24,492,850
	Industrial REIT in Japan
2,010,100	Kuraray	24,160,310
	Special Resin, Fine Chemical, Fibers & Textures
569,292	Ain Pharmaciez	24,120,080
	Dispensing Pharmacy/Drugstore Operator
314,800	FP Corporation	23,674,027
	Disposable Food Trays & Containers
382,000	Sanrio	23,545,928
	Character Goods & Licensing
804,600	Misumi Group	23,391,013
	Industrial Components Distributor
3,850	Global One Real Estate	23,058,651
	Office REIT
532,000	FamilyMart	23,042,795
	Convenience Store Operator
1,122,080	Nihon Parkerizing	23,001,290
	Metal Surface Treatment Agents & Processing Service
1,600,000	Doshisha	22,899,376
	Wholesaler of Household Products
7,210,000	Aozora Bank	21,411,967
	Commercial Bank
2,100,000	Asahi Diamond Industrial	20,869,580
	Consumable Diamond Tools
1,297,000	Nippon Paint	20,764,419
	Paints for Automotive, Decorative & Industrial Usage
835,000	Icom (b)	19,786,268
	Two Way Radio Communication Equipment
475,900	Milbon	19,523,701
	Manufacturer of Hair Products
503,000	Itochu Techno-Science	17,899,825
	IT Network Equipment Sales & Services
172,000	Shimano	15,382,092
	Manufacturer of Bicycle Components & Fishing Tackle

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Japan—continued
1,628,300	Sintokogio	$12,246,587
	Automated Casting Machines, Surface Treatment System & Consumables
1,575,000	Lifenet Insurance (a)(c)	10,444,905
	Online Life Insurance Company in Japan
350,000	MonotaRO	10,282,552
	Online MRO (Maintenance, Repair, Operations) Goods Distributor in Japan
234,400	JIN	8,837,444
	Eyeglasses Retailer
926,000	NOF	5,965,989
	Specialty Chemicals, Life Science & Rocket Fuels
135,300	OBIC	4,376,230
	Computer Software
		1,584,632,167
	> Taiwan 6.3%
39,877,000	Far EasTone Telecom	99,352,659
	Taiwan's Third Largest Mobile Operator
2,199,000	St. Shine Optical	60,597,313
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
15,600,000	Taiwan Mobile	55,331,886
	Taiwan's Second Largest Mobile Operator
7,306,000	Delta Electronics	35,478,009
	Industrial Automation, Switching Power Supplies & Passive Components
1,868,000	Ginko International	34,561,660
	Largest Contact Lens Maker in China
21,218,000	CTCI Corp	34,294,332
	International Engineering Firm
5,219,000	Advantech	29,216,813
	Industrial PC & Components
14,019,253	Lite-On Technology	23,896,368
	Mobile Device, LED & PC Server Component Supplier
11,158,183	Chipbond	23,040,368
	Semiconductor Back-end Packaging Services
6,089,262	Flexium Interconnect	20,991,894
	Flexible Printed Circuit for Mobile Electronics
2,673,000	President Chain Store	19,307,273
	Convenience Chain Store Operator
8,366,000	Taiwan Hon Chuan	18,163,853
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
7,568,000	Chroma Ate	17,024,602
	Automatic Test Systems, Testing & Measurement Instruments
4,043,000	Radiant Opto-Electronics	14,419,804
	LCD Back Light Units & Modules
2,027,000	PC Home	11,662,680
	Taiwanese Internet Retail Company
2,933,000	Lung Yen	8,916,166
	Funeral Services & Columbaria
Number of Shares		Value
269,866	CHC Healthcare	$867,297
	Medical Device Distributor
		507,122,977
	> Hong Kong 4.7%
3,000,000	Melco Crown Entertainment - ADR (c)	95,490,000
	Macau Casino Operator
20,000,000	Melco International	53,751,121
	Macau Casino Operator
30,000,000	Sa Sa International	33,873,508
	Cosmetics Retailer
10,000,000	MGM China Holdings	33,259,124
	Macau Casino Operator
14,000,000	Lifestyle International	29,792,148
	Mid to High-end Department Store Operator in Hong Kong & China
20,000,000	Vitasoy International	25,255,284
	Hong Kong Soy Food Brand
9,215,750	L'Occitane International	24,093,593
	Skin Care & Cosmetics Producer
8,866,000	Kingboard Chemicals	22,828,244
	Paper & Glass Laminates, PCB, Specialty Chemicals & Properties
30,000,000	Mapletree Greater China Commercial Trust (c)	21,410,035
	Retail & Office Property Landlord
4,687,000	AAC Technologies	21,369,083
	Miniature Acoustic Components
1,799,800	ASM Pacific	18,283,391
	Semi Back-end & Surface Mounting Equipment
		379,405,531
	> Korea 3.4%
682,580	Coway	37,850,155
	Household Appliance Rental Service Provider
1,424,261	Paradise Co	32,461,146
	Korean 'Foreigner Only' Casino Operator
74,400	KCC	31,265,943
	Paint & Housing Material Manufacturer
510,998	LS Industrial Systems	30,910,439
	Manufacturer of Electrical & Automation Equipment
246,300	CJ Corp	26,595,716
	Holding Company of Korean Consumer Conglomerate
16,200	Lotte Chilsung Beverage	25,574,788
	Beverages & Liquor Manufacturer
545,000	Samsung Securities	23,851,271
	Brokerage & Wealth Management
465,540	Kepco Plant Service & Engineering	23,548,798
	Power Plant & Grid Maintenance
563,431	Handsome	15,090,328
	High-end Apparel Company
502,644	iMarketKorea	11,730,619
	Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods

Number of Shares		Value
	> Korea—continued
704,000	Nexen Tire	$10,479,212
	Tire Manufacturer
		269,358,415
	> Singapore 2.4%
40,000,000	Mapletree Commercial Trust	38,764,114
	Retail & Office Property Landlord
13,500,000	Ascendas REIT	24,563,124
	Industrial Property Landlord
18,784,000	CDL Hospitality Trust	24,383,041
	Hotel Owner/Operator
7,000,000	Super Group	23,674,401
	Instant Food & Beverages in Southeast Asia
3,800,000	Singapore Exchange	22,011,434
	Singapore Equity & Derivatives Market Operator
20,000,000	Mapletree Industrial Trust	21,513,467
	Industrial Property Landlord
25,000,000	Mapletree Logistics Trust	21,342,115
	Industrial Property Landlord
4,772,000	Petra Foods	13,173,656
	Cocoa Processor & Chocolate Manufacturer
1,191,000	Goodpack Limited	1,642,366
	International Bulk Container Leasing
		191,067,718
	> China 1.7%
2,357,000	WuXi PharmaTech - ADR (c)	64,581,800
	Largest Contract Research Organization Business in China
4,524,000	Biostime (a)	34,202,467
	Pediatric Nutrition & Baby Care Products Provider
11,020,000	Want Want	16,757,865
	Chinese Branded Consumer Food Company
35,119,000	AMVIG Holdings	15,138,010
	Chinese Tobacco Packaging Material Supplier
4,561,300	Digital China	5,594,465
	IT Distribution & Systems Integration Services
		136,274,607
	> Indonesia 1.5%
31,764,600	Archipelago Resources (b)(d)(e)(f)	29,093,548
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
48,636,500	Tower Bersama Infrastructure (c)	24,568,405
	Communications Towers
250,000,000	Ace Indonesia	15,128,143
	Home Improvement Retailer
4,800,000	Mayora Indah	13,110,747
	Consumer Branded Food Manufacturer
58,000,000	Surya Citra Media	12,774,860
	Free to Air TV Station in Indonesia
Number of Shares		Value
10,917,000	Matahari Department Store (c)	$9,902,031
	Largest Department Store Chain in Indonesia
49,000,000	MNC Skyvision (c)	7,573,203
	Largest Satellite Pay TV Operator in Indonesia
69,428,000	Arwana Citramulia	5,100,117
	Ceramic Tiles for Home Decoration
1,721,000	Mitra Adiperkasa	921,457
	Operator of Department Store & Specialty Retail Stores
4,412,508	Southern Arc Minerals (c)	385,540
	Gold & Copper Exploration in Indonesia
		118,558,051
	> India 1.5%
3,423,265	Asian Paints	25,133,577
	India's Largest Paint Company
1,655,000	United Breweries	22,747,753
	India's Largest Brewer
920,000	Colgate Palmolive India	18,223,762
	Consumer Products in Oral Care
7,500,000	Adani Ports & Special Economic Zone	16,554,286
	Indian West Coast Shipping Port
85,000	Bosch	12,284,715
	Automotive Parts
13,195,000	Redington India	11,534,909
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
125,000	TTK Prestige	6,649,957
	Branded Cooking Equipment
1,650,000	SKIL Ports and Logistics (c)	2,297,220
	Indian Container Port Project
		115,426,179
	> Thailand 1.2%
100,000,000	Home Product Center	39,115,802
	Home Improvement Retailer
4,500,000	Airports of Thailand	27,163,056
	Airport Operator of Thailand
16,000,000	Robinson's Department Store	24,350,665
	Department Store Operator in Thailand
10,000,000	Samui Airport Property Fund	5,398,731
	Thai Airport Operator
		96,028,254
	> Philippines 0.8%
7,000,000	Int'l Container Terminal	15,609,043
	Container Handling Terminals & Port Management
42,000,000	SM Prime Holdings	15,432,774
	Shopping Mall Operator
60,000,000	Melco Crown (Philippines) Resorts (c)	15,158,475
	Integrated Resort Operator in Manila
4,859,370	Security Bank	14,646,711
	Commercial Bank in Philippines
4,530,200	Puregold Price Club	4,344,084
	Supermarket Operator in Philippines
		65,191,087

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Cambodia 0.6%
60,000,000	Nagacorp	$50,623,278
	Casino/Entertainment Complex in Cambodia
	> Mongolia 0.3%
62,976,200	Mongolian Mining (c)	11,294,760
	Coking Coal Mining in Mongolia
1,049,943	Turquoise Hill Resources (c)	4,637,872
914,678	Turquoise Hill Resources (a)(c)(g)	4,042,877
	Copper Mine Project in Mongolia
		19,975,509
	> Malaysia 0.1%
1,918,200	Aeon	9,062,825
	Shopping Center & Department Store Operator
Asia: Total		3,542,726,598
Europe 32.3%
	> United Kingdom 9.1%
4,561,000	Jardine Lloyd Thompson Group	69,776,980
	International Business Insurance Broker
1,214,089	Spirax Sarco	59,259,520
	Steam Systems for Manufacturing & Process Industries
3,937,000	Telecity	52,900,990
	European Data Center Provider
2,257,802	Babcock International	43,715,688
	Public Sector Outsourcer
3,186,211	WH Smith (a)	42,657,984
	Newsprint, Books & General Stationery Retailer
960,100	Croda	41,266,847
	Oleochemicals & Industrial Chemicals
10,944,000	Smiths News (b)	36,320,368
	Newspaper & Magazine Distributor
3,565,000	Shaftesbury	34,051,154
	London Prime Retail REIT
3,583,000	Domino's Pizza UK & Ireland	33,875,050
	Pizza Delivery in UK, Ireland & Germany
2,709,000	Smith & Nephew	33,812,998
	Medical Equipment & Supplies
3,850,000	Abcam	31,537,810
	Online Sales of Antibodies
7,760,000	Elementis	30,112,724
	Clay-based Additives
4,577,000	Halford's	29,164,618
	The UK's Leading Retailer for Leisure Goods & Auto Parts
646,000	Rightmove	24,775,240
	Internet Real Estate Listings
584,273	AVEVA	24,573,966
	Engineering Software
708,000	Fidessa Group	22,786,096
	Software for Financial Trading Systems
875,000	Aggreko	22,721,275
	Temporary Power & Temperature Control Services
Number of Shares		Value
34,752,000	Cable and Wireless	$22,295,857
	Leading Telecoms Service Provider in the Caribbean
464,002	Whitbread	22,264,777
	The UK's Leading Hotelier & Coffee Shop
3,100,000	PureCircle (a)(c)	17,063,216
	Natural Sweeteners
1,864,319	Ocado (c)	11,951,866
	Online Grocery Retailer
160,000	Intertek Group	8,560,748
	Testing, Inspection, Certification Services
382,581	Tullow Oil	6,342,254
	Oil & Gas Producer
1,364,000	Foxtons (c)	5,962,089
	London-centric Residential Real Estate Broker
58,508	Telecom Plus	1,199,138
	UK Multi Utility
		728,949,253
	> France 3.5%
1,100,000	Neopost (a)	80,106,334
	Postage Meter Machines
314,000	Eurofins Scientific	79,139,317
	Food, Pharmaceuticals & Materials Screening & Testing
531,700	Gemalto	57,091,681
	Digital Security Solutions
308,400	Norbert Dentressangle	32,960,307
	Leading European Logistics & Transport Group
1,002,314	Saft	27,648,452
	Niche Battery Manufacturer
1,831,204	Hi-Media (a)(c)	4,459,221
	Online Advertiser in Europe
		281,405,312
	> Netherlands 3.4%
2,971,770	Aalberts Industries	79,180,998
	Flow Control & Heat Treatment
1,514,545	UNIT4 (b)	59,317,186
	Business Software Development
1,178,288	TKH Group	35,292,211
	Dutch Industrial Conglomerate
520,900	Fugro	31,774,914
	Subsea Oilfield Services
1,068,478	Arcadis	30,557,679
	Engineering Consultants
143,395	Core Labs	24,263,868
	Oil & Gas Reservoir Consulting
266,124	Vopak	15,248,900
	World's Largest Operator of Petroleum & Chemical Storage Terminals
19,500	Frank's International (c)	583,635
	Global Provider of Casing Running Services Post Drilling of Wells
		276,219,391

Number of Shares		Value
	> Germany 3.0%
1,663,000	Wirecard	$56,885,948
	Online Payment Processing & Risk Management
148,295	Rational	44,236,921
	Commercial Ovens
727,453	NORMA Group	35,045,052
	Clamps for Automotive & Industrial Applications
2,580,000	TAG Immobilien	32,017,019
	Owner of Residential Properties in Germany
595,000	Elringklinger	26,772,505
	Automobile Components
795,000	Aurelius	25,758,611
	European Turnaround Investor
90,000	Bertrandt	11,330,664
	Outsourced Engineering
260,000	Deutsche Beteiligungs	6,735,842
	Private Equity Investment Management
		238,782,562
	> Switzerland 2.6%
302,300	Partners Group	74,108,376
	Private Markets Asset Management
179,000	Geberit	48,335,047
	Plumbing Supplies
16,300	Sika	47,511,251
	Chemicals for Construction & Industrial Applications
54,886	INFICON	17,600,420
	Gas Detection Instruments
380,000	Zehnder	16,933,710
	Radiators & Heat Recovery Ventilation Systems
		204,488,804
	> Sweden 2.0%
2,747,522	Hexagon	82,852,749
	Design, Measurement & Visualization Software & Equipment
3,255,024	Sweco	42,038,214
	Engineering Consultants
868,700	Unibet	34,873,979
	European Online Gaming Operator
		159,764,942
	> Denmark 1.8%
1,702,063	SimCorp	57,269,537
	Software for Investment Managers
1,315,800	Novozymes	50,335,060
	Industrial Enzymes
788,000	Jyske Bank (c)	39,134,861
	Danish Bank
		146,739,458
	> Finland 1.4%
582,500	Vacon	45,863,660
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
Number of Shares		Value
1,472,689	Tikkurila	$39,248,861
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
761,000	Konecranes	25,624,733
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		110,737,254
	> Spain 1.3%
6,064,000	Dia	52,577,418
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
570,000	Viscofan	32,595,444
	Sausage Casings Maker
700,745	Bolsas y Mercados Españoles	22,235,415
	Spanish Stock Markets
		107,408,277
	> Norway 1.0%
3,281,864	Atea	34,520,085
	Leading Nordic IT Hardware/Software Reseller & Installation Company
1,321,000	Subsea 7	27,460,192
	Offshore Subsea Contractor
2,876,245	Orkla	20,950,323
	Food & Brands, Aluminum, Chemicals Conglomerate
		82,930,600
	> Russia 0.8%
1,167,000	Yandex (c)	42,502,140
	Search Engine for Russian & Turkish Languages
400,000	QIWI - ADR	12,504,000
	Electronic Payments Network Serving Russia & the Commonwealth of Independent States
4,260,219	Moscow Exchange	8,158,469
	Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo
		63,164,609
	> Italy 0.6%
2,984,000	Pirelli	38,855,218
	Global Tire Supplier
4,567,745	Geox (a)	12,482,541
	Apparel & Shoe Maker
		51,337,759
	> Kazakhstan 0.5%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	40,629,700
	Largest Retail Bank & Insurer in Kazakhstan
	> Iceland 0.4%
28,312,499	Marel (h)	20,698,752
7,670,000	Marel (h)	8,156,185
	Largest Manufacturer of Poultry & Fish Processing Equipment
		28,854,937

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Belgium 0.4%
437,465	EVS Broadcast Equipment	$28,224,121
	Digital Live Mobile Production Software & Systems
	> Turkey 0.3%
1,785,000	Bizim Toptan	23,063,043
	Cash & Carry Stores in Turkey
	> Portugal 0.2%
4,123,318	Redes Energéticas Nacionais	12,327,894
	Portuguese Power Transmission & Gas Transportation
Europe: Total		2,585,027,916
Other Countries 14.3%
	> South Africa 4.1%
13,888,359	Coronation Fund Managers	94,892,202
	South African Fund Manager
777,188	Naspers	71,867,974
	Media in Africa, China, Russia & Other Emerging Markets
19,098,300	Rand Merchant Insurance	50,902,169
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
2,230,504	Massmart Holdings	37,348,904
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
8,679,940	Northam Platinum (c)	36,655,408
	Platinum Mining in South Africa
2,644,083	Mr. Price	36,618,584
	South African Retailer of Apparel, Household & Sporting Goods
		328,285,241
	> Canada 3.9%
1,303,772	CCL Industries	86,487,783
	Largest Global Label Converter
1,084,597	ShawCor	45,740,395
	Oil & Gas Pipeline Products
3,188,000	CAE	34,911,548
	Flight Simulator Equipment & Training Centers
653,200	Onex Capital	34,307,189
	Private Equity
1,853,324	DeeThree Exploration (c)	16,445,203
1,130,000	DeeThree Exploration (c)(e)	9,826,354
	Canadian Oil & Gas Producer
600,249	AG Growth (a)	22,639,361
	Leading Manufacturer of Augers & Grain Handling Equipment
709,576	Black Diamond Group (a)	16,960,110
	Provides Accommodations/Equipment for Oil Sands Development
1,901,514	Horizon North Logistics (a)	13,402,254
	Provides Diversified Oil Service Offering in Northern Canada
858,539	Alliance Grain Traders	12,385,699
	Global Leader in Pulse Processing & Distribution
Number of Shares		Value
263,857	Baytex (a)	$10,889,336
	Oil & Gas Producer in Canada
450,000	Athabasca Oil Sands (c)	3,429,445
	Oil Sands & Unconventional Oil Development
1,607,306	Pan Orient (c)	3,230,060
	Growth-oriented, Return-focused Asian Explorer
		310,654,737
	> Australia 2.9%
10,200,000	IAG	55,914,855
	General Insurance Provider
10,653,000	Challenger Financial	54,711,195
	Largest Annuity Provider
3,493,775	Domino's Pizza Enterprises	44,457,979
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
9,863,787	SAI Global	40,894,284
	Publishing, Certification, Compliance Services
24,418,249	Commonwealth Property Office Fund	26,010,943
	Australia Prime Office REIT
1,166,443	Austbrokers	12,176,678
	Local Australian Small Business Insurance Broker
		234,165,934
	> United States 2.5%
952,080	Atwood Oceanics (c)	52,402,483
	Offshore Drilling Contractor
1,272,297	Textainer Group Holdings (a)	48,181,887
	Top International Container Leaser
1,052,900	Rowan (c)	38,662,488
	Contract Offshore Driller
601,213	FMC Technologies (c)	33,319,225
	Oil & Gas Well Head Manufacturer
439,500	Hornbeck Offshore (c)	25,244,880
	Supply Vessel Operator in U.S. Gulf of Mexico
		197,810,963
	> New Zealand 0.5%
12,000,000	Auckland International Airport	33,033,451
	Auckland Airport
1,622,847	Sky City Entertainment	5,404,807
	Casino/Entertainment Complex
		38,438,258
	> Israel 0.4%
791,000	Caesarstone (c)	36,132,880
	Quartz Countertops
Other Countries: Total		1,145,488,013
Latin America 5.0%
	> Brazil 1.9%
4,000,000	Localiza Rent A Car	59,919,686
	Car Rental
55,632,340	Beadell Resources (b)(c)	48,219,857
	Gold Mining in Brazil

Number of Shares		Value
	> Brazil—continued
6,000,000	Odontoprev	$26,503,632
	Dental Insurance
1,000,000	Linx	16,807,291
	Retail Management Software in Brazil
		151,450,466
	> Mexico 1.7%
18,255,800	Genomma Lab Internacional (c)	41,701,243
	Develops, Markets & Distributes Consumer Products
6,090,000	Gruma (c)	33,963,864
	Tortilla Producer & Distributor
13,782,000	Qualitas	33,535,025
	Leading Auto Insurer in Mexico & Central America
200,000	Grupo Aeroportuario del Sureste - ADR	21,772,000
	Mexican Airport Operator
2,975,535	Bolsa Mexicana de Valores	7,112,914
	Mexico's Stock Exchange
		138,085,046
	> Chile 0.6%
814,000	Sociedad Quimica y Minera de Chile - ADR	24,867,700
	Producer of Specialty Fertilizers, Lithium & Iodine
23,280,000	Empresas Hites (b)	21,310,597
	Mass Retailer for the Lower Income Strata
		46,178,297
	> Guatemala 0.3%
1,626,600	Tahoe Resources (c)	29,277,379
	Silver Project in Guatemala
	> Colombia 0.3%
14,729,000	Isagen (c)	22,561,457
	Colombian Electricity Provider
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(d)(e)	14,009,089
	Farmland Operator in Uruguay
Latin America: Total		401,561,734
Total Equities: 95.9% (Cost: $5,616,699,084)		7,674,804,261	(i)
Number of Shares		Value
Short-Term Investments 4.3%
217,164,551	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$217,164,551
132,103,807	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	132,103,807
Total Short-Term Investments: 4.3% (Cost: $349,268,358)		349,268,358
Securities Lending Collateral 0.9%
71,916,853	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (j)	71,916,853
Total Securities Lending Collateral: (Cost: $71,916,853)		71,916,853
Total Investments: 101.1% (Cost: $6,037,884,295) (k)		8,095,989,472 (l)
Obligation to Return Collateral for Securities Loaned: (0.9)%		(71,916,853)
Cash and Other Assets Less Liabilities: (0.2)%		(19,021,227)
Net Assets: 100.0%		$8,005,051,392

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $68,545,290.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/13	Value	Dividend
UNIT4	1,574,145	-	59,600	1,514,545	$59,317,186	$881,545
Wacom (1)(2)	21,500	6,687,400	908,900	5,800,000	55,792,813	881,792
Beadell Resources	17,793,303	37,839,037	-	55,632,340	48,219,857	-
Sweco (1)	4,150,024	-	895,000	3,255,024	42,038,214	2,061,879
Nakanishi (1)	295,762	25,400	51,162	270,000	37,690,294	(40)
Smiths News	-	10,944,000		10,944,000	36,320,368	425,393
Archipelago Resources	31,764,600	-	-	31,764,600	29,093,548	1,483,018
Empresas Hites	-	23,280,000	-	23,280,000	21,310,597	474,018
Icom	732,108	102,892	-	835,000	19,786,268	232,865
Southern Arc Minerals (1)	6,217,500	-	1,804,992	4,412,508	385,540	-
Total of Affiliated Transactions	62,548,942	78,878,729	3,719,654	137,708,017	$349,954,685	$6,440,470

(1)  At September 30, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(2)  Includes the effects of a stock split.

The aggregate cost and value of these companies at September 30, 2013, was $172,679,804 and $214,047,824, respectively. Investments in affiliated companies represented 2.67% of the Fund's total net assets at September 30, 2013.

(c)  Non-income producing security.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2013, the market value of these securities amounted to $52,928,991, which represented 0.66% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	2/30/10-9/26/13	31,764,600	$18,376,857	$29,093,548
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	14,009,089
DeeThree Exploration	9/7/10	1,130,000	2,950,812	9,826,354
			$36,327,669	$52,928,991

(f)  Units represent shares of security and related put options received through company restructuring. Additional information on the purchased options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date (1)
Archipelago Resources	31,764,600	GBP	0.58	October 31, 2014

GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement.

(g)  Security is traded on a U.S. exchange.

(h)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(i)  On September 30, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,584,632,167	19.8
Euro	1,081,595,067	13.5
British Pound	760,340,022	9.5
United States Dollar	587,349,120	7.3
Taiwan Dollar	507,122,977	6.4
Other currencies less than 5% of total net assets	3,153,764,908	39.4
Total Equities	$7,674,804,261	95.9

> Notes to Statement of Investments

(j)  Investment made with cash collateral received from securities lending activity.

(k)  At September 30, 2013, for federal income tax purposes, the cost of investments was $6,037,884,295 and net unrealized appreciation was $2,058,105,177 consisting of gross unrealized appreciation of $2,315,145,667 and gross unrealized depreciation of $257,040,490.

(l)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$169,138,089	$3,344,494,961	$29,093,548	$3,542,726,598
Europe	79,853,643	2,505,174,273	-	2,585,027,916
Other Countries	534,772,226	610,715,787	-	1,145,488,013
Latin America	339,332,788	48,219,857	14,009,089	401,561,734
Total Equities	1,123,096,746	6,508,604,878	43,102,637	7,674,804,261
Total Short-Term Investments	349,268,358	-	-	349,268,358
Total Securities Lending Collateral	71,916,853	-	-	71,916,853
Total Investments	$1,544,281,957	$6,508,604,878	$43,102,637	$8,095,989,472

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International

Portfolio Diversification (Unaudited)

At September 30, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$600,465,662	7.5
Machinery	494,536,224	6.2
Other Industrial Services	420,264,629	5.2
Electrical Components	236,216,958	3.0
Conglomerates	161,182,143	2.0
Construction	82,629,380	1.0
Outsourcing Services	78,595,150	1.0
Industrial Distribution	23,655,537	0.3
	2,097,545,683	26.2
> Consumer Goods & Services
Retail	543,712,761	6.8
Food & Beverage	324,785,800	4.1
Casinos & Gaming	321,021,930	4.0
Other Durable Goods	182,570,044	2.3
Nondurables	171,806,319	2.1
Other Consumer Services	103,154,185	1.3
Restaurants	100,597,806	1.3
Consumer Goods Distribution	88,978,415	1.1
Travel	59,919,686	0.7
Furniture & Textiles	36,132,880	0.5
Apparel	27,572,869	0.3
Educational Services	26,551,430	0.3
	1,986,804,125	24.8
> Information
Business Software	267,983,057	3.4
Computer Hardware & Related Equipment	265,488,694	3.3
Mobile Communications	199,039,218	2.5
Internet Related	139,145,354	1.7
Computer Services	105,320,900	1.3
Financial Processors	99,559,850	1.2
Semiconductors & Related Equipment	88,648,699	1.1
Instrumentation	43,821,159	0.5
Telephone & Data Services	22,295,857	0.3
TV Broadcasting	12,774,860	0.2
Satellite Broadcasting & Services	7,573,203	0.1
Electronics Distribution	5,594,465	0.1
Advertising	4,459,221	0.1
	1,261,704,537	15.8
	Value	Percentage of Net Assets
> Finance
Insurance	$313,965,439	3.9
Banks	177,573,277	2.2
Brokerage & Money Management	175,736,420	2.2
Finance Companies	106,340,348	1.3
Financial Processors	22,235,415	0.3
Specialized Finance	7,112,914	0.1
	802,963,813	10.0
> Other Industries
Real Estate	448,007,424	5.6
Transportation	157,588,493	2.0
Regulated Utilities	36,088,489	0.5
	641,684,406	8.0
> Energy & Minerals
Oil Services	285,550,575	3.6
Mining	187,871,108	2.4
Oil & Gas Producers	50,162,653	0.6
Agricultural Commodities	26,394,788	0.3
Oil Refining, Marketing & Distribution	15,248,900	0.2
	565,228,024	7.1
> Health Care
Medical Supplies	126,696,783	1.6
Pharmaceuticals	92,825,396	1.2
Medical Equipment & Devices	72,370,589	0.9
Health Care Services	26,980,905	0.3
	318,873,673	4.0
Total Equities:	7,674,804,261	95.9
Short-Term Investments:	349,268,358	4.3
Securities Lending Collateral:	71,916,853	0.9
Total Investments:	8,095,989,472	101.1
Obligation to Return Collateral for Securities Loaned:	(71,916,853)	(0.9)
Cash and Other Assets Less Liabilities:	(19,021,227)	(0.2)
Net Assets:	$8,005,051,392	100.0

Columbia Acorn USA

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/13	9/30/13
Purchases
Information
CalAmp	173,015	281,000
InContact	160,200	286,000
Monolithic Power Systems	333,000	383,000
RetailMeNot	0	141,831
Rogers	67,000	83,000
Industrial Goods & Services
Generac	168,000	245,000
WESCO International	41,000	90,000
Consumer Goods & Services
B&G Foods	70,764	100,000
Boulder Brands	136,000	269,723
Casey's General Stores	113,000	138,000
Fifth & Pacific Companies	0	135,000
Lifetime Fitness	233,000	293,000
Restoration Hardware Holdings	0	46,400
Select Comfort	145,000	297,000
The Chefs' Warehouse	0	127,000
United Natural Foods	0	54,000
Finance
First Busey	1,345,199	1,615,986
Health Care
Akorn	584,000	742,000
Allscripts Healthcare Solutions	468,000	960,000
Alnylam Pharmaceuticals	145,000	160,377
ARIAD Pharmaceuticals	388,000	476,000
Envision Healthcare Holdings	0	112,000
HealthSouth	114,000	183,000
Sirona Dental Systems	135,000	183,000
Synageva Biopharma	258,773	321,100
Other Industries
St. Joe	182,000	356,000
Energy & Minerals
Bill Barrett Corporation	0	130,832
Carrizo Oil & Gas	0	41,576
Gulfmark Offshore	84,000	153,000
Laredo Petroleum	0	159,000
Rosetta Resources	83,000	180,000
	Number of Shares
	6/30/13	9/30/13
Sales
Information
Bally Technologies	600,000	555,000
IPG Photonics	454,000	427,000
Netgear	88,000	0
ON Semiconductor	260,000	0
Semtech	118,000	0
Industrial Goods & Services
Polypore International	130,000	65,000
TrueBlue	151,000	10,616
Consumer Goods & Services
Abercrombie & Fitch	179,500	145,000
lululemon athletica	113,000	0
Pinnacle Entertainment	321,913	0
Ryman Hospitality Properties	569,722	427,000
Saks	351,000	0
Finance
TriCo Bancshares	67,569	0
ViewPoint Financial	548,487	393,487
World Acceptance	234,000	211,000
Heath Care
BioMarin Pharmaceutical	193,000	167,338
NPS Pharmaceuticals	729,000	550,000
Onyx Pharmaceuticals	91,000	0
Seattle Genetics	645,000	604,000
Other Industries
Biomed Realty Trust	352,200	196,200
World Fuel Services	79,000	0
Energy & Minerals
Atwood Oceanics	584,000	464,000

Columbia Acorn USA

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 99.5%
Information 28.3%
	> Business Software 9.0%
745,000	Informatica (a)	$29,032,650
	Enterprise Data Integration Software
299,000	Ansys (a)	25,869,480
	Simulation Software for Engineers & Designers
178,000	Concur Technologies (a)	19,669,000
	Web Enabled Cost & Expense Management Software
290,000	SPS Commerce (a)	19,406,800
	Supply Chain Management Software Delivered Via the Web
170,000	NetSuite (a)	18,349,800
	End-to-end IT Systems Solution Delivered Over the Web
335,000	Micros Systems (a)	16,729,900
	Information Systems for Hotels, Restaurants & Retailers
330,000	RealPage (a)(b)	7,642,800
	Software for Managing Rental Properties Delivered Via the Web
310,000	Exa (a)	4,801,900
	Simulation Software
72,000	DemandWare (a)	3,335,760
	E-Commerce Website Solution for Retailers & Apparel Manufacturers
126,000	E2Open (a)(b)	2,822,400
	Supply Chain Management Software & Supplier/Partner Network
81,192	Webgroup.com (a)	2,625,749
	Website Creation & Management for Small Businesses
82,000	Envestnet (a)	2,542,000
	Technology Platform for Investment Advisors
286,000	InContact (a)	2,365,220
	Call Center Systems Delivered Via the Web & Telco Services
		155,193,459
	> Instrumentation 4.2%
164,000	Mettler-Toledo International (a)	39,374,760
	Laboratory Equipment
427,000	IPG Photonics (b)	24,044,370
	Fiber Lasers
274,000	Trimble Navigation (a)	8,140,540
	GPS-based Instruments
		71,559,670
	> Telephone & Data Services 2.4%
1,325,000	tw telecom (a)	39,571,125
	Fiber Optic Telephone/Data Services
364,000	Boingo Wireless (a)	2,548,000
	Wholesale & Retail Wi-Fi Networks
		42,119,125
Number of Shares		Value
	> Gaming Equipment & Services 2.3%
555,000	Bally Technologies (a)	$39,993,300
	Slot Machines & Software
	> Computer Services 2.0%
506,000	ExlService Holdings (a)	14,410,880
	Business Process Outsourcing
327,000	WNS - ADR (India) (a)	6,938,940
	Offshore Business Process Outsourcing Services
175,000	Virtusa (a)	5,085,500
	Offshore IT Outsourcing
706,766	Hackett Group	5,039,242
	IT Integration & Best Practice Research
582,000	RCM Technologies	3,509,460
	Technology & Engineering Services
		34,984,022
	> Telecommunications Equipment 2.0%
666,000	Finisar (a)	15,071,580
	Optical Subsystems & Components
740,000	Ixia (a)	11,595,800
	Telecom Network Test Equipment
281,000	CalAmp (a)	4,954,030
	Machine-to-machine Communications
294,278	Infinera (a)	3,328,284
	Optical Networking Equipment
		34,949,694
	> Semiconductors & Related Equipment 1.8%
383,000	Monolithic Power Systems	11,597,240
	High Performance Analog & Mixed Signal Integrated Circuits
1,150,000	Atmel (a)	8,556,000
	Microcontrollers, Radio Frequency & Memory Semiconductors
238,000	Ultratech (a)	7,211,400
	Semiconductor Equipment
45,000	Hittite Microwave (a)	2,940,750
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		30,305,390
	> Computer Hardware & Related Equipment 1.6%
1,242,000	II-VI (a)	23,374,440
	Laser Optics & Specialty Materials
83,000	Rogers (a)	4,936,840
	Printed Circuit Materials & High-performance Foams
		28,311,280
	> Mobile Communications 1.3%
273,000	SBA Communications (a)	21,965,580
	Communications Towers
	> Financial Processors 0.7%
139,000	Global Payments	7,100,120
	Credit Card Processor

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Financial Processors—continued
153,000	Liquidity Services (a)(b)	$5,134,680
	E-Auctions for Surplus & Salvage Goods
		12,234,800
	> Contract Manufacturing 0.5%
215,000	Plexus (a)	7,998,000
	Electronic Manufacturing Services
	> Internet Related 0.3%
141,831	RetailMeNot (a)	5,044,929
	Digital Coupon Marketplace
	> Business Information & Marketing Services 0.2%
228,294	RPX (a)	4,001,994
	Patent Aggregation & Defensive Patent Consulting
Information: Total		488,661,243
Industrial Goods & Services 20.3%
	> Machinery 14.8%
675,200	Nordson	49,714,976
	Dispensing Systems for Adhesives & Coatings
871,000	Ametek	40,083,420
	Aerospace/Industrial Instruments
855,000	Donaldson	32,601,150
	Industrial Air Filtration
606,000	HEICO	30,384,840
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	25,580,120
	Motion Control Products for Aerospace, Defense & Industrial Markets
760,000	ESCO Technologies	25,254,800
	Automatic Electric Meter Readers
237,000	Toro	12,880,950
	Turf Maintenance Equipment
264,000	Kennametal	12,038,400
	Consumable Cutting Tools
245,000	Generac	10,446,800
	Standby Power Generators
46,000	Middleby (a)	9,609,860
	Manufacturer of Cooking Equipment
97,000	Dorman Products	4,806,350
	Aftermarket Auto Parts Distributor
65,000	Polypore International (a)(b)	2,663,050
	Battery Separators & Filtration Media
		256,064,716
	> Industrial Materials & Specialty Chemicals 2.0%
539,000	Drew Industries	24,546,060
	RV & Manufactured Home Components
Number of Shares		Value
290,000	Polyone	$8,905,900
	Intermediate Stage Chemicals Producer
		33,451,960
	> Electrical Components 1.5%
190,000	Acuity Brands	17,483,800
	Commercial Lighting Fixtures
386,000	Thermon (a)	8,920,460
	Global Engineered Thermal Solutions
		26,404,260
	> Other Industrial Services 0.9%
188,000	Forward Air	7,585,800
	Freight Transportation Between Airports
151,000	KAR Auction Services	4,259,710
	Auto Auctions
496,643	Acorn Energy (b)	2,930,194
	Fiber Optic Oil Well Monitoring & Evaluation
10,616	TrueBlue (a)	254,890
	Temporary Industrial Labor
		15,030,594
	> Industrial Distribution 0.7%
90,000	WESCO International (a)	6,887,700
	Industrial Distributor
217,000	MRC Global (a)	5,815,600
	Industrial Distributor
		12,703,300
	> Waste Management 0.2%
82,000	Waste Connections	3,723,620
	Solid Waste Management
	> Construction 0.2%
86,000	Fortune Brands Home & Security	3,580,180
	Home Building Supplies & Small Locks
Industrial Goods & Services: Total		350,958,630
Consumer Goods & Services 14.8%
	> Travel 4.4%
1,183,950	Avis Budget Group (a)	34,133,278
	Second Largest Car Rental Company
427,000	Ryman Hospitality Properties (b)	14,735,770
	Convention Hotels
614,000	Hertz (a)	13,606,240
	Largest U.S. Rental Car Operator
173,000	Choice Hotels	7,471,870
	Franchisor of Budget Hotel Brands
135,000	HomeAway (a)	3,780,000
	Vacation Rental Online Marketplace
29,000	Vail Resorts	2,012,020
	Ski Resort Operator & Developer
		75,739,178

Number of Shares		Value
	> Retail 2.9%
805,000	Pier 1 Imports	$15,713,600
	Home Furnishing Retailer
224,000	Shutterfly (a)	12,517,120
	Internet Photo-centric Retailer
138,000	Casey's General Stores	10,143,000
	Owner/Operator of Convenience Stores
145,000	Abercrombie & Fitch	5,128,650
	Teen Apparel Retailer
135,000	Fifth & Pacific Companies (a)	3,392,550
	Global Lifestyle Brand
46,400	Restoration Hardware Holdings (a)	2,939,440
	Specialty Home Furnishing Retailer
		49,834,360
	> Furniture & Textiles 2.3%
333,814	Caesarstone (Israel) (a)	15,248,624
	Quartz Countertops
688,000	Interface	13,649,920
	Modular Carpet
657,000	Knoll	11,129,580
	Office Furniture
		40,028,124
	> Consumer Goods Distribution 1.5%
358,000	Pool	20,094,540
	Swimming Pool Supplies & Equipment Distributor
54,000	United Natural Foods (a)	3,629,880
	Natural/Organic Food Distributor
127,000	The Chefs' Warehouse (a)	2,933,700
	Distributor of Specialty Foods
		26,658,120
	> Other Consumer Services 1.2%
293,000	Lifetime Fitness (a)	15,080,710
	Sport & Fitness Club Operator
252,000	Blackhawk Network (a)	6,055,560
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
		21,136,270
	> Other Durable Goods 1.0%
187,000	Cavco Industries (a)	10,649,650
	Manufactured Homes
297,000	Select Comfort (a)	7,231,950
	Specialty Mattresses
		17,881,600
	> Food & Beverage 0.5%
269,723	Boulder Brands (a)	4,326,357
	Healthy Food Products
100,000	B&G Foods	3,455,000
	Acquirer of Small Food Brands
		7,781,357
	> Nondurables 0.5%
175,000	Helen of Troy (a)	7,735,000
	Personal Care, Housewares, Healthcare & Home Environment Products
Number of Shares		Value
	> Restaurants 0.2%
92,000	Fiesta Restaurant Group (a)	$3,464,720
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
	> Apparel 0.2%
475,000	Quiksilver (a)	3,339,250
	Action Sports Lifestyle Branded Apparel & Footwear
	> Educational Services 0.1%
34,350	ITT Educational Services (a)(b)	1,064,850
	Post-secondary Degree Services
Consumer Goods & Services: Total		254,662,829
Finance 12.9%
	> Banks 7.1%
801,000	MB Financial	22,620,240
	Chicago Bank
993,000	Associated Banc-Corp	15,381,570
	Midwest Bank
164,000	SVB Financial Group (a)	14,164,680
	Bank to Venture Capitalists
392,597	Lakeland Financial	12,818,292
	Indiana Bank
173,000	City National	11,532,180
	Bank & Asset Manager
1,615,986	First Busey	8,419,287
	Illinois Bank
228,000	Hancock Holding	7,154,640
	Gulf Coast Bank
487,000	TCF Financial	6,954,360
	Great Lakes Bank
566,750	Valley National Bancorp (b)	5,639,162
	New Jersey/New York Bank
738,000	First Commonwealth	5,601,420
	Western Pennsylvania Bank
695,000	TrustCo Bank	4,142,200
	New York State Bank
171,826	Sandy Spring Bancorp	3,996,673
	Baltimore & Washington, D.C. Bank
154,849	Guaranty Bancorp	2,119,883
	Colorado Bank
89,700	Hudson Valley	1,684,566
	Metro New York City Bank
		122,229,153
	> Finance Companies 4.0%
211,000	World Acceptance (a)(b)	18,973,120
	Personal Loans
673,208	CAI International (a)	15,665,550
	International Container Leasing
389,000	Textainer Group Holdings (b)	14,731,430
	Top International Container Leaser
315,000	McGrath Rentcorp	11,245,500
	Temporary Space & IT Rentals

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Finance Companies—continued
264,072	H & E Equipment Services (a)	$7,013,753
	Heavy Equipment Leasing
91,000	Marlin Business Services	2,271,360
	Small Equipment Leasing
		69,900,713
	> Savings & Loans 0.8%
393,487	ViewPoint Financial	8,133,376
	Texas Thrift
128,000	Berkshire Hills Bancorp	3,214,080
	Northeast Thrift
157,073	Simplicity Bancorp	2,442,485
	Los Angeles Savings & Loan
		13,789,941
	> Insurance 0.5%
35,000	Enstar Group (a)	4,781,000
	Insurance/Reinsurance & Related Services
45,000	Allied World Holdings	4,472,550
	Commercial Lines Insurance/Reinsurance
		9,253,550
	> Brokerage & Money Management 0.5%
139,000	SEI Investments	4,296,490
	Mutual Fund Administration & Investment Management
200,000	Kennedy-Wilson Holdings	3,712,000
	Global Distressed Real Estate
		8,008,490
Finance: Total		223,181,847
Health Care 11.2%
	> Biotechnology & Drug Delivery 6.4%
604,000	Seattle Genetics (a)	26,473,320
	Antibody-based Therapies for Cancer
321,100	Synageva Biopharma (a)	20,328,841
	Biotech Focused on Orphan Diseases
550,000	NPS Pharmaceuticals (a)	17,495,500
	Orphan Drugs & Healthy Royalties
167,338	BioMarin Pharmaceutical (a)	12,085,150
	Biotech Focused on Orphan Diseases
160,377	Alnylam Pharmaceuticals (a)	10,265,731
	Biotech Developing Drugs for Rare Diseases
476,000	ARIAD Pharmaceuticals (a)	8,758,400
	Biotech Focused on Cancer
151,000	Sarepta Therapeutics (a)(b)	7,131,730
	Biotech Focused on Rare Diseases
364,000	InterMune (a)	5,594,680
	Drugs for Pulmonary Fibrosis & Hepatitis C
250,000	Coronado Biosciences (a)(b)	1,755,000
	Development-stage Biotech
Number of Shares		Value
27,318	Ophthotech (a)	$811,618
	Biotech Focused on Ophthalmic Drugs
18,181	CymaBay Therapeutics (a)(c)(d)	3,091
	Diabetes Drug Development
		110,703,061
	> Medical Supplies 1.8%
612,600	Cepheid (a)	23,915,904
	Molecular Diagnostics
87,000	Techne	6,965,220
	Cytokines, Antibodies & Other Reagents for Life Science
		30,881,124
	> Health Care Services 1.4%
960,000	Allscripts Healthcare Solutions (a)	14,275,200
	Health Care IT
183,000	HealthSouth	6,309,840
	Inpatient Rehabilitation Facilities
112,000	Envision Healthcare Holdings (a)	2,915,360
	Provider of Health Care Outsourcing Services
		23,500,400
	> Pharmaceuticals 0.9%
742,000	Akorn (a)	14,602,560
	Develops, Manufactures & Sells Specialty Generic Drugs
331,180	Alimera Sciences (a)(b)	1,245,237
	Ophthalmology-focused Pharmaceutical Company
		15,847,797
	> Medical Equipment & Devices 0.7%
183,000	Sirona Dental Systems (a)	12,248,190
	Manufacturer of Dental Equipment
Health Care: Total		193,180,572
Other Industries 6.2%
	> Real Estate 5.3%
832,000	Extra Space Storage	38,064,000
	Self Storage Facilities
986,800	EdR	8,979,880
	Student Housing
223,000	Coresite Realty	7,568,620
	Data Centers
1,255,000	Kite Realty Group	7,442,150
	Community Shopping Centers
491,000	Associated Estates Realty (b)	7,320,810
	Multifamily Properties
356,000	St. Joe (a)(b)	6,984,720
	Florida Panhandle Landowner
871,000	DCT Industrial Trust	6,262,490
	Industrial Properties
91,000	Post Properties	4,096,820
	Multifamily Properties
196,200	Biomed Realty Trust	3,647,358
	Life Science-focused Office Buildings

Number of Shares		Value
	> Real Estate—continued
90,000	American Residential Properties (a)	$1,584,900
	Single-family Rental Properties
		91,951,748
	> Transportation 0.9%
468,091	Rush Enterprises, Class A (a)	12,409,092
105,000	Rush Enterprises, Class B (a)	2,390,850
	Truck Sales & Service
		14,799,942
Other Industries: Total		106,751,690
Energy & Minerals 5.8%
	> Oil Services 2.6%
464,000	Atwood Oceanics (a)	25,538,560
	Offshore Drilling Contractor
182,000	Hornbeck Offshore (a)	10,454,080
	Supply Vessel Operator in U.S. Gulf of Mexico
153,000	Gulfmark Offshore	7,786,170
	Operator of Offshore Supply Vessels
		43,778,810
	> Oil & Gas Producers 2.5%
166,000	PDC Energy (a)	9,883,640
	Oil & Gas Producer in U.S.
180,000	Rosetta Resources (a)	9,802,800
	Oil & Gas Producer Exploring in Texas
116,000	SM Energy	8,954,040
	Oil & Gas Producer
159,000	Laredo Petroleum (a)	4,719,120
	Permian Basin Oil Producer
158,000	Approach Resources (a)	4,152,240
	Oil & Gas Producer in West Texas Permian
130,832	Bill Barrett Corporation (a)(b)	3,285,191
	Oil & Gas Producer in U.S. Rockies
41,576	Carrizo Oil & Gas (a)	1,551,201
	Oil & Gas Producer
464,000	Quicksilver Resources (a)(b)	914,080
	Natural Gas & Coal Seam Gas Producer
19,548	Matador Resources (a)	319,219
	Oil & Gas Producer in Texas & Louisiana
		43,581,531
Number of Shares		Value
	> Mining 0.7%
70,000	Core Labs (Netherlands)	$11,844,700
	Oil & Gas Reservoir Consulting
546,000	Alexco Resource (a)(b)	780,780
	Mining, Exploration & Environmental Services
		12,625,480
Energy & Minerals: Total		99,985,821
Total Equities: 99.5% (Cost: $938,460,570)		1,717,382,632	(e)(f)
Short-Term Investments 0.7%
12,638,003	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	12,638,003
Total Short-Term Investments: 0.7% (Cost: $12,638,003)		12,638,003
Securities Lending Collateral 3.1%
54,163,158	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	54,163,158
Total Securities Lending Collateral: (Cost: $54,163,158)		54,163,158
Total Investments: 103.3% (Cost: $1,005,261,731)(h)		1,784,183,793	(i)
Obligation to Return Collateral for Securities Loaned: (3.1)%		(54,163,158)
Cash and Other Assets Less Liabilities: (0.2)%		(3,204,264)
Net Assets: 100.0%		$1,726,816,371

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $52,758,000.

(c)  Illiquid security.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2013, the market value of this security amounted to $3,091, which represented less than 0.01% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
CymaBay Therapeutics	2/11/00	18,181	$1,999,910	$3,091

(e)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/13	Value	Dividend
RCM Technologies (1)	640,000	-	58,000	582,000	$3,509,460	$-

(1)  At September 30, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(f)  On September 30, 2013, the market value of foreign securities represented 1.97% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$15,248,624	0.88
Netherlands	11,844,700	0.69
India	6,938,940	0.40
Total Foreign Portfolio	$34,032,264	1.97

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2013, for federal income tax purposes, the cost of investments was $1,005,261,731 and net unrealized appreciation was $778,922,062 consisting of gross unrealized appreciation of $801,292,045 and gross unrealized depreciation of $22,369,983.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 — quoted prices in active markets for identical securities

  •  Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 — prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the

> Notes to Statement of Investments

frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$488,661,243	$-	$-	$488,661,243
Industrial Goods & Services	350,958,630	-	-	350,958,630
Consumer Goods & Services	254,662,829	-	-	254,662,829
Finance	223,181,847	-	-	223,181,847
Health Care	193,177,481	-	3,091	193,180,572
Other Industries	106,751,690	-	-	106,751,690
Energy & Minerals	99,985,821	-	-	99,985,821
Total Equities	1,717,379,541	-	3,091	1,717,382,632
Total Short-Term Investments	12,638,003	-	-	12,638,003
Total Securities Lending Collateral	54,163,158	-	-	54,163,158
Total Investments	$1,784,180,702	$-	$3,091	$1,784,183,793

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/13	9/30/13
Purchases
Asia
> Japan
Dentsu	0	164,000
Rinnai	104,500	122,000
Toyo Suisan Kaisha	125,000	154,800
Wacom	0	414,000
> Korea
CJ Corp	0	38,000
Kepco Plant Service & Engineering	76,000	142,919
Europe
> United Kingdom
Babcock International	186,936	416,504
> France
Neopost	117,000	153,000
> Switzerland
Partners Group	24,000	30,500
> Norway
Orkla	0	433,032
Subsea 7	0	171,000
> Spain
Viscofan	0	66,000
Other Countries
> Australia
IAG	690,000	1,976,000
> Canada
Goldcorp	21,500	271,000
	Number of Shares
	6/30/13	9/30/13
Sales
Asia
> Japan
Seven Bank	2,837,000	2,535,000
Start Today	796,000	375,000
> Taiwan
CTCI Corp	3,630,000	0
Far EasTone Telecom	9,985,000	9,640,000
Taiwan Mobile	4,622,000	2,950,000
> Singapore
Mapletree Commercial Trust	3,012,000	0
> Korea
Coway	88,800	66,800
> Hong Kong
Mapletree Greater China Commercial Trust	4,288,000	0
Europe
> United Kingdom
Smith & Nephew	688,000	439,000
Whitbread	95,000	70,000
> Denmark
Jyske Bank	119,000	73,000
> Germany
Wirecard	150,000	107,400
> Sweden
Hexagon	140,000	115,000
> Iceland
Marel	3,488,000	0
> Netherlands
Imtech	176,586	0
Other Countries
> Australia
Challenger Financial	1,836,000	1,674,000

Columbia Acorn International Select

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 96.3%
Asia 48.4%
	> Japan 21.1%
759,000	NGK Spark Plug	$16,845,240
	Automobile Parts
375,000	Start Today	10,592,491
	Online Japanese Apparel Retailer
122,000	Rinnai	9,066,303
	Gas Appliances for Household & Commercial Use
2,535,000	Seven Bank	8,491,957
	ATM Processing Services
164,000	Dentsu	6,256,161
	Advertising Agency
600	Nippon Prologis REIT (a)	6,012,414
	Logistics REIT in Japan
154,800	Toyo Suisan Kaisha	4,545,065
	Instant Noodle Manufacturer
414,000	Wacom	3,982,453
	Computer Graphic Illustration Devices
3,125	Orix JREIT	3,970,247
	Diversified REIT
91,000	FamilyMart	3,941,531
	Convenience Store Operator
206,000	Park24	3,665,715
	Parking Lot Operator
		77,369,577
	> Taiwan 9.4%
9,640,000	Far EasTone Telecom	24,017,846
	Taiwan's Third Largest Mobile Operator
2,950,000	Taiwan Mobile	10,463,401
	Taiwan's Second Largest Mobile Operator
		34,481,247
	> Singapore 9.0%
9,514,000	Ascendas REIT	17,310,634
	Industrial Property Landlord
10,847,000	Mapletree Logistics Trust	9,259,917
	Industrial Property Landlord
5,869,000	Mapletree Industrial Trust	6,313,127
	Industrial Property Landlord
		32,883,678
	> Korea 4.1%
142,919	Kepco Plant Service & Engineering	7,229,391
	Power Plant & Grid Maintenance
38,000	CJ Corp	4,103,277
	Holding Company of Korean Consumer Conglomerate
66,800	Coway	3,704,167
	Household Appliance Rental Service Provider
		15,036,835
	> Indonesia 3.0%
11,903,000	Archipelago Resources (a)(b)(c)(d)	10,902,089
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
Number of Shares		Value
	> Hong Kong 1.8%
2,391,000	Melco International	$6,425,947
	Macau Casino Operator
Asia: Total		177,099,373
Europe 22.6%
	> United Kingdom 9.4%
900,000	Jardine Lloyd Thompson Group	13,768,753
	International Business Insurance Broker
416,504	Babcock International	8,064,374
	Public Sector Outsourcer
439,000	Smith & Nephew	5,479,478
	Medical Equipment & Supplies
270,000	Telecity	3,627,957
	European Data Center Provider
70,000	Whitbread	3,358,896
	The UK's Leading Hotelier & Coffee Shop
		34,299,458
	> Denmark 3.3%
131,474	SimCorp	4,423,723
	Software for Investment Managers
109,000	Novozymes	4,169,723
	Industrial Enzymes
73,000	Jyske Bank (e)	3,625,437
	Danish Bank
		12,218,883
	> France 3.1%
153,000	Neopost (a)	11,142,063
	Postage Meter Machines
	> Switzerland 2.0%
30,500	Partners Group	7,477,028
	Private Markets Asset Management
	> Norway 1.8%
171,000	Subsea 7	3,554,650
	Offshore Subsea Contractor
433,032	Orkla	3,154,168
	Food & Brands, Aluminum, Chemicals Conglomerate
		6,708,818
	> Spain 1.0%
66,000	Viscofan	3,774,209
	Sausage Casings Maker
	> Germany 1.0%
107,400	Wirecard	3,673,813
	Online Payment Processing & Risk Management
	> Sweden 1.0%
115,000	Hexagon	3,467,876
	Design, Measurement & Visualization Software & Equipment
Europe: Total		82,762,148

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value
Other Countries 18.1%
	> Australia 7.1%
1,976,000	IAG	$10,832,133
	General Insurance Provider
1,674,000	Challenger Financial	8,597,253
	Largest Annuity Provider
1,700,000	Regis Resources (e)	6,433,704
	Gold Mining in Australia
		25,863,090
	> Canada 5.6%
202,000	CCL Industries	13,399,990
	Largest Global Label Converter
271,000	Goldcorp	7,048,710
	Gold Mining
		20,448,700
	> South Africa 2.8%
846,448	Coronation Fund Managers	5,783,356
	South African Fund Manager
50,000	Naspers	4,623,590
	Media in Africa, China, Russia & Other Emerging Markets
		10,406,946
	> United States 2.6%
66,000	SM Energy	5,094,540
	Oil & Gas Producer
82,000	Atwood Oceanics (e)	4,513,280
	Offshore Drilling Contractor
		9,607,820
Other Countries: Total		66,326,556
Latin America 7.2%
	> Guatemala 2.9%
588,000	Tahoe Resources (e)	10,583,486
	Silver Project in Guatemala
	> Brazil 2.7%
11,561,000	Beadell Resources (e)	10,020,606
	Gold Mining in Brazil
	> Mexico 1.0%
243,000	Fresnillo	3,827,713
	Silver & Metal Byproduct Mining in Mexico
Number of Shares		Value
	> Uruguay 0.6%
191,666	Union Agriculture Group (b)(c)(e)	$2,054,660
	Farmland Operator in Uruguay
Latin America: Total		26,486,465
Total Equities: 96.3% (Cost: $280,991,953)		352,674,542	(f)
Short-Term Investments 6.0%
11,075,902	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	11,075,902
10,858,531	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	10,858,531
Total Short-Term Investments: 6.0% (Cost: $21,934,433)		21,934,433
Securities Lending Collateral 1.6%
6,025,639	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	6,025,639
Total Securities Lending Collateral: (Cost: $6,025,639)		6,025,639
Total Investments: 103.9% (Cost: $308,952,025)(h)		380,634,614	(i)
Obligation to Return Collateral for Securities Loaned: (1.6)%		(6,025,639)
Cash and Other Assets Less Liabilities: (2.3)%		(8,345,276)
Net Assets: 100.0%		$366,263,699

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $5,729,059.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2013, the market value of these securities amounted to $12,956,749, which represented 3.54% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	12/20/10-9/26/13	11,903,000	$12,066,977	$10,902,089
Union Agriculture Group	12/8/10-6/27/12	191,666	2,200,000	2,054,660
			$14,266,977	$12,956,749

> Notes to Statement of Investments

(c)  Illiquid security.

(d)  Units represent shares of security and related put options received through company restructuring. Additional information on the purchased options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date (1)
Archipelago Resources	11,903,000	GBP	0.58	October 31, 2014

GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement.

(e)  Non-income producing security.

(f)  On September 30, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$77,369,577	21.1
British Pound	49,029,260	13.4
Australian Dollar	35,883,696	9.8
Taiwan Dollar	34,481,247	9.4
Singapore Dollar	32,883,678	9.0
Canadian Dollar	23,983,477	6.5
United States Dollar	18,711,189	5.1
Euro	18,590,085	5.1
Other currencies less than 5% of total net assets	61,742,333	16.9
Total Equities	$352,674,542	96.3

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2013, for federal income tax purposes, the cost of investments was $308,952,025 and net unrealized appreciation was $71,682,589 consisting of gross unrealized appreciation of $77,883,776 and gross unrealized depreciation of $6,201,187.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

  At September 30, 2013, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	90,012,600	$9,000,000	10/15/13	$53,102

  The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$166,197,284	$10,902,089	$177,099,373
Europe	-	82,762,148	-	82,762,148
Other Countries	30,056,520	36,270,036	-	66,326,556
Latin America	10,583,486	13,848,319	2,054,660	26,486,465
Total Equities	40,640,006	299,077,787	12,956,749	352,674,542
Total Short-Term Investments	21,934,433	-	-	21,934,433
Total Securities Lending Collateral	6,025,639	-	-	6,025,639
Total Investments	$68,600,078	$299,077,787	$12,956,749	$380,634,614
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	53,102	-	53,102
Total	$68,600,078	$299,130,889	$12,956,749	$380,687,716

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending September 30, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013
Equities
Asia	$-	$-	$(693,511)	$741,091	$-	$10,854,509	$-	$10,902,089
Latin America	1,962,660	-	92,000	-	-	-	-	2,054,660
	$1,962,660	$-	$(601,511)	$741,091	$-	$10,854,509	$-	$12,956,749

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $601,511.

> Notes to Statement of Investments

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 9/30/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	$10,902,089	Discounted cash flow	Enterprise valuation and illiquid discount	5	% – 22.7%

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At September 30, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:
	Value	Percentage of Net Assets
> Consumer Goods & Services
Other Durable Goods	$25,911,544	7.1
Retail	14,534,022	4.0
Nondurables	13,399,990	3.7
Food & Beverage	8,319,275	2.3
Other Consumer Services	7,807,444	2.1
Casinos & Gaming	6,425,946	1.7
Restaurants	3,358,896	0.9
	79,757,117	21.8
> Information
Mobile Communications	34,481,247	9.4
Business Software	7,891,599	2.1
Advertising	6,256,161	1.7
Internet Related	4,623,590	1.3
Computer Hardware & Related Equipment	3,982,453	1.1
Financial Processors	3,673,813	1.0
Computer Services	3,627,957	1.0
	64,536,820	17.6
> Energy & Minerals
Mining	48,816,309	13.3
Oil Services	8,067,930	2.2
Oil & Gas Producers	5,094,540	1.4
Agricultural Commodities	2,054,659	0.6
	64,033,438	17.5
> Finance
Insurance	33,198,139	9.1
Brokerage & Money Management	13,260,383	3.6
Banks	12,117,395	3.3
	58,575,917	16.0
	Value	Percentage of Net Assets
> Other Industries
Real Estate	$42,866,339	11.7
	42,866,339	11.7
> Industrial Goods & Services
Outsourcing Services	15,293,765	4.2
Machinery	11,142,063	3.0
Industrial Materials & Specialty Chemicals	4,169,723	1.1
Other Industrial Services	3,665,714	1.0
Conglomerates	3,154,168	0.9
	37,425,433	10.2
> Health Care
Medical Equipment & Devices	5,479,478	1.5
	5,479,478	1.5
Total Equities:	352,674,542	96.3
Short-Term Investments:	21,934,433	6.0
Securities Lending Collateral:	6,025,639	1.6
Total Investments:	380,634,614	103.9
Obligation to Return Collateral for Securities Loaned:	(6,025,639)	(1.6)
Cash and Other Assets Less Liabilities:	(8,345,276)	(2.3)
Net Assets:	$366,263,699	100.0

Columbia Acorn Select

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/13	9/30/13
Purchases
Industrial Goods & Services
Airgas	74,233	94,064
Information
Ansys	102,000	138,000
Trimble Navigation	330,000	490,000
Finance
SEI Investments	687,000	725,000
Consumer Goods & Services
Casey's General Stores	0	164,000
Lifetime Fitness	233,000	275,000
Energy & Minerals
Rowan	0	260,000
Other Industries
Post Properties	0	430,000
	Number of Shares
	6/30/13	9/30/13
Sales
Industrial Goods & Services
Donaldson	940,000	920,000
Forward Air	160,000	107,000
Information
Crown Castle International	395,000	265,000
Sanmina-SCI	1,076,926	740,000
SBA Communications	364,000	350,000
WNS - ADR (India)	2,470,000	2,055,960
Finance
CNO Financial Group	3,863,000	2,970,000
Discover Financial Services	750,000	678,000
Consumer Goods & Services
Hertz	1,870,000	1,643,000
lululemon athletica	38,000	0
RexLot Holdings (China)	57,875,000	0
Ryman Hospitality Properties	444,783	0
Energy & Minerals
Pacific Rubiales Energy (Colombia)	690,000	410,000
Heath Care
Seattle Genetics	388,000	363,000
Other Industries
Biomed Realty Trust	852,000	235,000
Dupont Fabros Technology	300,000	0

Columbia Acorn Select

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 98.1%
Industrial Goods & Services 24.7%
	> Machinery 18.5%
1,130,000	Ametek	$52,002,600
	Aerospace/Industrial Instruments
920,000	Donaldson	35,079,600
	Industrial Air Filtration
375,000	Pall	28,890,000
	Life Science, Water & Industrial Filtration
587,000	Kennametal	26,767,200
	Consumable Cutting Tools
288,000	Nordson	21,205,440
	Dispensing Systems for Adhesives & Coatings
		163,944,840
	> Outsourcing Services 2.5%
790,000	Quanta Services (a)	21,732,900
	Electrical & Telecom Construction Services
	> Industrial Materials & Specialty Chemicals 2.1%
265,000	FMC Corporation	19,005,800
	Niche Specialty Chemicals
	> Industrial Distribution 1.1%
94,064	Airgas	9,975,487
	Industrial Gas Distributor
	> Other Industrial Services 0.5%
107,000	Forward Air	4,317,450
	Freight Transportation Between Airports
Industrial Goods & Services: Total		218,976,477
Information 23.9%
	> Mobile Communications 5.4%
350,000	SBA Communications (a)	28,161,000
	Communications Towers
265,000	Crown Castle International (a)	19,352,950
	Communications Towers
		47,513,950
	> Computer Services 4.9%
2,055,960	WNS - ADR (India) (a)	43,627,471
	Offshore Business Process Outsourcing Services
	> Instrumentation 4.5%
107,000	Mettler-Toledo International (a)	25,689,630
	Laboratory Equipment
490,000	Trimble Navigation (a)	14,557,900
	GPS-based Instruments
		40,247,530
Number of Shares		Value
	> Computer Hardware & Related Equipment 3.9%
445,000	Amphenol	$34,434,100
	Electronic Connectors
	> Telecommunications Equipment 1.9%
195,000	F5 Networks (a)	16,723,200
	Internet Traffic Management Equipment
	> Contract Manufacturing 1.5%
740,000	Sanmina-SCI (a)	12,942,600
	Electronic Manufacturing Services
	> Business Software 1.3%
138,000	Ansys (a)	11,939,760
	Simulation Software for Engineers & Designers
	> Semiconductors & Related Equipment 0.5%
575,000	Atmel (a)	4,278,000
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		211,706,611
Finance 16.4%
	> Banks 5.2%
445,000	City National	29,663,700
	Bank & Asset Manager
1,043,000	Associated Banc-Corp	16,156,070
	Midwest Bank
		45,819,770
	> Insurance 4.8%
2,970,000	CNO Financial Group	42,768,000
	Life, Long-term Care & Medical Supplement Insurance
	> Credit Cards 3.9%
678,000	Discover Financial Services	34,266,120
	Credit Card Company
	> Brokerage & Money Management 2.5%
725,000	SEI Investments	22,409,750
	Mutual Fund Administration & Investment Management
Finance: Total		145,263,640
Consumer Goods & Services 16.1%
	> Travel 7.1%
1,643,000	Hertz (a)	36,408,880
	Largest U.S. Rental Car Operator
238,000	Vail Resorts	16,512,440
	Ski Resort Operator & Developer
220,000	Choice Hotels	9,501,800
	Franchisor of Budget Hotel Brands
		62,423,120

Number of Shares		Value
	> Retail 4.0%
129,000	ULTA (a)	$15,410,340
	Specialty Beauty Product Retailer
164,000	Casey's General Stores	12,054,000
	Owner/Operator of Convenience Stores
215,000	Best Buy	8,062,500
	Consumer Electronic Specialty Retailer
		35,526,840
	> Other Consumer Services 3.0%
275,000	Lifetime Fitness (a)	14,154,250
	Sport & Fitness Club Operator
435,000	Blackhawk Network (a)	10,453,050
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
1,109,335	IFM Investments (Century 21 China RE) - ADR (China) (a)(b)	1,996,803
	Real Estate Services in China
		26,604,103
	> Apparel 1.2%
89,000	PVH	10,563,410
	Apparel Wholesaler & Retailer
	> Educational Services 0.7%
198,000	ITT Educational Services (a)(c)	6,138,000
	Post-secondary Degree Services
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)	1,223,242
	Produce an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		142,478,715
Energy & Minerals 8.6%
	> Oil & Gas Producers 4.6%
3,600,000	Canacol (Colombia) (a)	15,412,844
	Oil Producer in South America
410,000	Pacific Rubiales Energy (Colombia)	8,096,112
	Oil Production & Exploration in Colombia
20,600,000	Shamaran Petroleum (Iraq) (a)	7,699,626
	Oil Exploration & Production in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(d)	6,972,477
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	11,965
	Oil & Gas Exploration/Production in the North Sea
12,000,000	Petromanas (Canada) (a)	1,572,739
	Exploring for Oil in Albania
33,700,000	Petrodorado Energy (Colombia) (a)(b)	1,308,674
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		41,074,437
Number of Shares		Value
	> Agricultural Commodities 2.1%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	$18,678,786
	Farmland Operator in Uruguay
	> Oil Services 1.1%
260,000	Rowan (a)	9,547,200
	Contract Offshore Driller
	> Mining 0.6%
1,550,000	Kirkland Lake Gold (Canada) (a)	5,221,591
	Gold Mining
	> Alternative Energy 0.2%
2,000,000	Synthesis Energy Systems (China) (a)	1,484,000
	Owner/Operator of Gasification Plants
Energy & Minerals: Total		76,006,014
Health Care 5.7%
	> Medical Supplies 3.9%
464,000	Cepheid (a)	18,114,560
	Molecular Diagnostics
163,000	Henry Schein (a)	16,903,100
	Largest Distributor of Healthcare Products
		35,017,660
	> Biotechnology & Drug Delivery 1.8%
363,000	Seattle Genetics (a)	15,910,290
	Antibody-based Therapies for Cancer
Health Care: Total		50,927,950
Other Industries 2.7%
	> Real Estate 2.7%
430,000	Post Properties	19,358,600
	Multifamily Properties
235,000	Biomed Realty Trust	4,368,650
	Life Science-focused Office Buildings
		23,727,250
Other Industries: Total		23,727,250
Total Equities: 98.1% (Cost: $559,809,911)		869,086,657	(f)
Short-Term Investments 1.8%
16,171,524	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	16,171,524
Total Short-Term Investments: 1.8% (Cost: $16,171,524)		16,171,524

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value
Securities Lending Collateral 0.5%
4,714,875	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	$4,714,875
Total Securities Lending Collateral: (Cost: $4,714,875)		4,714,875
Total Investments: 100.4% (Cost: $580,696,310)(h)		889,973,056	(i)
Value
Obligation to Return Collateral for Securities Loaned: (0.5)%	$(4,714,875)
Cash and Other Assets Less Liabilities: 0.1%	972,659
Net Assets: 100.0%	$886,230,840

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/13	Value	Dividend
WNS - ADR (1)	3,034,100	-	978,140	2,055,960	$43,627,471	$-
Canadian Overseas Petroleum	24,000,000	-	-	24,000,000	6,972,477	-
IFM Investments (Century 21 China RE) - ADR	1,300,000	-	190,665	1,109,335	1,966,803	-
Petrodorado Energy	33,700,000	-	-	33,700,000	1,308,674	-
Globalstar (1)	19,000,000	-	19,000,000	-	-	-
Total of Affiliated Transactions	81,034,100	-	20,168,805	60,865,295	$53,875,425	$-

(1)  At September 30, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2013, was $34,380,342 and $10,247,954, respectively. Investments in affiliated companies represented 1.16% of the Fund's total net assets at September 30, 2013.

(c)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $4,603,500.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2013, the market value of these securities amounted to $25,663,228, which represented 2.90% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$18,678,786
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260,435	6,972,477
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,501,964	11,965
			$31,762,399	$25,663,228

(e)  Illiquid security.

(f)  On September 30, 2013, the market value of foreign securities represented 12.79% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$43,627,471	4.92
Colombia	24,817,630	2.80
Uruguay	18,678,786	2.11
Canada	8,017,572	0.91
Iraq	7,699,626	0.87
United Kingdom	6,984,442	0.79
China	3,480,803	0.39
Total Foreign Portfolio	$113,306,330	12.79

(g)  Investment made with cash collateral received from securities lending activity.

> Notes to Statement of Investments

(h)  At September 30, 2013, for federal income tax purposes, the cost of investments was $580,696,310 and net unrealized appreciation was $309,276,746 consisting of gross unrealized appreciation of $364,856,347 and gross unrealized depreciation of $55,579,601.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$218,976,477	$-	$-	$218,976,477
Information	211,706,611	-	-	211,706,611
Finance	145,263,640	-	-	145,263,640
Consumer Goods & Services	142,478,715	-	-	142,478,715
Energy & Minerals	50,342,786	6,984,442	18,678,786	76,006,014
Health Care	50,927,950	-	-	50,927,950
Other Industries	23,727,250	-	-	23,727,250
Total Equities	843,423,429	6,984,442	18,678,786	869,086,657
Total Short-Term Investments	16,171,524	-	-	16,171,524
Total Securities Lending Collateral	4,714,875	-	-	4,714,875
Total Investments	$864,309,828	$6,984,442	$18,678,786	$889,973,056

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$391,500	$-	$-	$391,500

  Financial assets were transferred from Level 2 to Level 1 as trading resumed during the period.

  The following table reconciles asset balances for the period ending September 30, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013
Equities
Energy & Minerals	$17,842,422	$-	$836,364	$-	$-	$-	$-	$18,678,786
	$17,842,422	$-	$836,364	$-	$-	$-	$-	$18,678,786

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at September 30, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $836,364.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 9/30/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	$18,678,786	Market comparable companies	Discount for lack of marketability	0	% to 5% (-8%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Thermostat Fund

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
	> Affiliated Bond Funds 74.0%
39,372,265	Columbia Short Term Bond Fund, Class I (a)	$392,147,758
32,524,483	Columbia Intermediate Bond Fund, Class I (a)	294,997,064
29,805,667	Columbia Income Opportunities Fund, Class I (a)	294,181,932
Total Affiliated Bond Funds: (Cost: $989,392,907)		981,326,754
	> Affiliated Stock Funds 25.4%
1,478,284	Columbia Acorn International, Class I (a)	68,917,625
3,871,358	Columbia Dividend Income Fund, Class I (a)	66,238,933
1,394,130	Columbia Acorn Fund, Class I (a)	51,192,466
2,506,612	Columbia Contrarian Core Fund, Class I (a)	49,781,306
1,870,110	Columbia Select Large Cap Growth Fund, Class I (a)(b)	34,223,015
1,136,915	Columbia Acorn Select, Class I (a)	33,800,475
1,962,502	Columbia Large Cap Enhanced Core Fund, Class I (a)	33,284,043
Total Affiliated Stock Funds: (Cost: $281,885,821)		337,437,863
Number of Shares		Value
	> Short-Term Investments 0.4%
6,382,740	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$6,382,740
Total Short-Term Investments: (Cost: $6,382,740)		6,382,740
Total Investments: 99.8% (Cost: $1,277,661,468)(c)		1,325,147,357	(d)
Cash and Other Assets Less Liabilities: 0.2%		2,078,855
Net Assets: 100.0%		$1,327,226,212

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/13	Value	Dividend
Columbia Short Term Bond Fund, Class I	18,877,615	33,384,185	12,889,535	39,372,265	$392,147,758	$2,408,442
Columbia Intermediate Bond Fund, Class I	14,950,850	27,802,311	10,228,678	32,524,483	294,997,064	5,098,030
Columbia Income Opportunities Fund, Class I	14,098,807	24,991,896	9,285,036	29,805,667	294,181,932	9,845,884
Columbia Acorn International, Class I	1,899,103	1,896,973	2,317,792	1,478,284	68,917,625	523,989
Columbia Dividend Income Fund, Class I	5,273,173	4,788,613	6,190,428	3,871,358	66,238,933	1,150,582
Columbia Acorn Fund, Class I	1,924,624	1,879,574	2,410,068	1,394,130	51,192,466	44,505
Columbia Contrarian Core Fund, Class I	3,628,435	3,235,475	4,357,298	2,506,612	49,781,306	-
Columbia Select Large Cap Growth Fund, Class I	2,813,972	2,574,905	3,518,767	1,870,110	34,223,015	-
Columbia Acorn Select, Class I	1,523,738	1,538,803	1,925,626	1,136,915	33,800,475	134,566
Columbia Large Cap Enhanced Core Fund, Class I	2,773,358	2,516,623	3,327,479	1,962,502	33,284,043	117,711
Total of Affiliated Transactions	67,763,675	104,609,358	56,450,707	115,922,326	$1,318,764,617	$19,323,709

The aggregate cost and value of these companies at September 30, 2013, was $1,271,278,728 and $1,318,764,617, respectively. Investments in affiliated companies represented 99.36% of the Fund's total net assets at September 30, 2013.

(b)  Non-income producing security.

(c)  At September 30, 2013, for federal income tax purposes, the cost of investments was $1,277,661,468 and net unrealized appreciation was $47,485,889 consisting of gross unrealized appreciation of $55,552,042 and gross unrealized depreciation of $8,066,153.

Columbia Thermostat Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(d)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$981,326,754	$-	$-	$981,326,754
Total Affiliated Stock Funds	337,437,863	-	-	337,437,863
Total Short-Term Investments	6,382,740	-	-	6,382,740
Total Investments	$1,325,147,357	$-	$-	$1,325,147,357

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

	Number of Shares
	6/30/13	9/30/13
Purchases
Asia
> Taiwan
Advantech	493,169	624,169
Chipbond	0	1,709,200
Chroma Ate	888,990	1,306,990
CTCI Corp	1,413,000	2,126,000
Far EasTone Telecom	1,896,000	2,311,000
Flexium Interconnect	431,000	823,144
Ginko International	98,000	158,000
Lite-On Technology	573,000	2,186,631
PC Home	318,000	496,000
Radiant Opto-Electronics	0	790,000
St. Shine Optical	92,000	146,000
Taiwan Hon Chuan	974,000	1,852,000
> Indonesia
Ace Indonesia	20,804,690	44,302,690
Arwana Citramulia	18,618,000	38,965,000
Matahari Department Store	1,443,000	3,022,500
Mayora Indah	530,000	1,017,000
MNC Skyvision	8,495,500	28,369,500
Surya Citra Media	7,556,079	15,853,079
Tower Bersama Infrastructure	6,061,109	6,758,109
> Hong Kong
ASM Pacific	167,700	350,100
L'Occitane International	711,250	979,750
Melco International	2,286,000	3,398,000
Sa Sa International	1,595,799	5,023,799
Vitasoy International	0	2,258,000
> India
Adani Ports & Special Economic Zone	633,723	1,617,116
Bosch	10,503	20,671
Colgate Palmolive India	71,675	147,861
Redington India	1,948,273	3,122,282
TTK Prestige	31,154	51,731
United Breweries	217,891	219,155
> Philippines
Int'l Container Terminal	836,317	1,228,597
Melco Crown (Philippines) Resorts	6,983,200	23,367,600
Puregold Price Club	0	3,047,900
RFM Corporation	0	17,031,000
Security Bank	0	849,560
> Thailand
Home Product Center	6,255,500	14,457,900
Robinson's Department Store	1,181,500	2,674,700
Samui Airport Property Fund	5,178,500	6,008,500
	Number of Shares
	6/30/13	9/30/13
> China
AMVIG Holdings	3,644,000	6,386,000
Biostime	98,500	475,000
WuXi PharmaTech - ADR	76,213	105,365
> Cambodia
Nagacorp	4,518,000	6,436,000
> Japan
Kansai Paint	139,760	261,760
> Korea
Paradise Co	131,006	133,884
> Singapore
Super Group	494,000	830,000
> Malaysia
Aeon	0	232,900
Europe
> Russia
Moscow Exchange	0	2,185,581
Yandex	79,673	102,420
> Finland
Tikkurila	80,474	154,160
Vacon	40,871	65,855
> Sweden
Hexagon	138,010	189,560
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	432,482	698,908
> United Kingdom
Cable and Wireless	2,776,258	6,749,624
> Italy
Pirelli	200,846	320,827
> Turkey
Bizim Toptan	139,435	311,893
Latin America
> Mexico
Genomma Lab Internacional	872,100	1,506,700
Gruma	418,000	739,700
Grupo Aeroportuario del Sureste - ADR	15,922	25,190
Qualitas	449,700	1,824,000
> Brazil
Beadell Resources	2,791,286	3,975,346
Linx	102,100	172,600
Localiza Rent A Car	119,670	377,870
Odontoprev	399,100	674,200

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/13	9/30/13
Purchases (continued)
Latin America—continued
> Colombia
Isagen	2,106,605	3,635,863
> Chile
Empresas Hites	2,134,691	3,189,994
Other Countries
> South Africa
Coronation Fund Managers	764,187	1,156,120
Massmart Holdings	158,152	228,382
Mr. Price	144,531	224,031
Rand Merchant Insurance	1,296,769	1,927,792
> United States
Atwood Oceanics	37,826	67,433
Textainer Group Holdings	69,220	120,163
> Canada
Alliance Grain Traders	114,251	153,291
CAE	157,990	315,195
	Number of Shares
	6/30/13	9/30/13
Sales
Asia
> Taiwan
CHC Healthcare	565,000	56,266
Lung Yen	498,500	93,500
> Hong Kong
AAC Technologies	386,527	0
Lifestyle International	1,526,089	0
Mapletree Greater China Commercial Trust	2,123,000	0
> India
Yes Bank	308,035	0
> Philippines
Manila Water Company	1,929,065	0
> Mongolia
Mongolian Mining	7,965,100	7,747,100
Europe
> Switzerland
Dufry Group	12,870	0
Latin America
> Mexico
Bolsa Mexicana de Valores	673,800	306,161
> Brazil
Arcos Dorados	131,431	0
Multiplus	105,500	0

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 96.8%
Asia 56.6%
	> Taiwan 14.8%
2,311,000	Far EasTone Telecom	$5,757,805
	Taiwan's Third Largest Mobile Operator
146,000	St. Shine Optical	4,023,287
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
1,852,000	Taiwan Hon Chuan	4,020,972
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
2,186,631	Lite-On Technology	3,727,198
	Mobile Device, LED & PC Server Component Supplier
1,709,200	Chipbond	3,529,302
	Semiconductor Back-end Packaging Services
624,169	Advantech	3,494,200
	Industrial PC & Components
2,126,000	CTCI Corp	3,436,222
	International Engineering Firm
1,306,990	Chroma Ate	2,940,141
	Automatic Test Systems, Testing & Measurement Instruments
158,000	Ginko International	2,923,310
	Largest Contact Lens Maker in China
496,000	PC Home	2,853,818
	Taiwanese Internet Retail Company
823,144	Flexium Interconnect	2,837,677
	Flexible Printed Circuit for Mobile Electronics
790,000	Radiant Opto-Electronics	2,817,622
	LCD Back Light Units & Modules
93,500	Lung Yen	284,235
	Funeral Services & Columbaria
56,266	CHC Healthcare	180,828
	Medical Device Distributor
		42,826,617
	> Indonesia 8.2%
28,369,500	MNC Skyvision (a)	4,384,652
	Largest Satellite Pay TV Operator in Indonesia
15,853,079	Surya Citra Media	3,491,739
	Free to Air TV Station in Indonesia
6,758,109	Tower Bersama Infrastructure (a)	3,413,814
	Communications Towers
38,965,000	Arwana Citramulia	2,862,333
	Ceramic Tiles for Home Decoration
1,017,000	Mayora Indah	2,777,840
	Consumer Branded Food Manufacturer
3,022,500	Matahari Department Store (a)	2,741,494
	Largest Department Store Chain in Indonesia
44,302,690	Ace Indonesia	2,680,871
	Home Improvement Retailer
1,591,929	Archipelago Resources (b)(c)(d)(e)	1,458,065
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		23,810,808
Number of Shares		Value
	> Hong Kong 8.2%
3,398,000	Melco International	$9,132,315
	Macau Casino Operator
5,023,799	Sa Sa International	5,672,456
	Cosmetics Retailer
350,100	ASM Pacific	3,556,515
	Semi Back-end & Surface Mounting Equipment
2,258,000	Vitasoy International	2,851,322
	Hong Kong Soy Food Brand
979,750	L'Occitane International	2,561,452
	Skin Care & Cosmetics Producer
		23,774,060
	> India 6.2%
1,617,116	Adani Ports & Special Economic Zone	3,569,360
	Indian West Coast Shipping Port
219,155	United Breweries	3,012,256
	India's Largest Brewer
20,671	Bosch	2,987,498
	Automotive Parts
147,861	Colgate Palmolive India	2,928,895
	Consumer Products in Oral Care
51,731	TTK Prestige	2,752,072
	Branded Cooking Equipment
3,122,282	Redington India	2,729,461
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
		17,979,542
	> Philippines 5.5%
23,367,600	Melco Crown Resorts (Philippines) (a)	5,903,619
	Integrated Resort Operator in Manila
3,047,900	Puregold Price Club	2,922,682
	Supermarket Operator in Philippines
1,228,597	Int'l Container Terminal	2,739,603
	Container Handling Terminals & Port Management
849,560	Security Bank	2,560,674
	Commercial Bank in Philippines
17,031,000	RFM Corporation	1,898,115
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in Philippines
		16,024,693
	> Thailand 4.5%
14,457,900	Home Product Center	5,655,324
	Home Improvement Retailer
2,674,700	Robinson's Department Store	4,070,670
	Department Store Operator in Thailand
6,008,500	Samui Airport Property Fund	3,243,827
	Thai Airport Operator
		12,969,821
	> China 3.2%
475,000	Biostime (b)	3,591,108
	Pediatric Nutrition & Baby Care Products Provider
105,365	WuXi PharmaTech - ADR (a)	2,887,001
	Largest Contract Research Organization Business in China

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> China—continued
6,386,000	AMVIG Holdings	$2,752,679
	Chinese Tobacco Packaging Material Supplier
67,151	Digital China	82,361
	IT Distribution & Systems Integration Services
		9,313,149
	> Cambodia 1.9%
6,436,000	Nagacorp	5,430,190
	Casino/Entertainment Complex in Cambodia
	> Japan 1.2%
261,760	Kansai Paint	3,478,584
	Paint Producer in Japan, India, China & Southeast Asia
	> Korea 1.0%
133,884	Paradise Co	3,051,427
	Korean 'Foreigner Only' Casino Operator
	> Singapore 1.0%
830,000	Super Group	2,807,108
	Instant Food & Beverages in Southeast Asia
	> Mongolia 0.5%
7,747,100	Mongolian Mining (a)	1,389,440
	Coking Coal Mining in Mongolia
	> Malaysia 0.4%
232,900	Aeon	1,100,371
	Shopping Center & Department Store Operator
Asia: Total		163,955,810
Europe 15.1%
	> Russia 3.7%
2,185,581	Moscow Exchange	4,185,464
	Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo
102,420	Yandex (a)	3,730,137
	Search Engine for Russian & Turkish Languages
91,058	QIWI - ADR	2,846,473
	Electronic Payments Network Serving Russia & the Commonwealth of Independent States
		10,762,074
	> Finland 3.2%
65,855	Vacon	5,185,152
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
154,160	Tikkurila	4,108,542
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
		9,293,694
	> Sweden 2.0%
189,560	Hexagon	5,716,266
	Design, Measurement & Visualization Software & Equipment
Number of Shares		Value
	> Kazakhstan 1.9%
698,908	Halyk Savings Bank of Kazakhstan - GDR	$5,521,373
	Largest Retail Bank & Insurer in Kazakhstan
	> United Kingdom 1.5%
6,749,624	Cable and Wireless	4,330,359
	Leading Telecoms Service Provider in the Caribbean
	> Italy 1.4%
320,827	Pirelli	4,177,548
	Global Tire Supplier
	> Turkey 1.4%
311,893	Bizim Toptan	4,029,805
	Cash & Carry Stores in Turkey
Europe: Total		43,831,119
Latin America 13.4%
	> Mexico 5.3%
1,824,000	Qualitas	4,438,244
	Leading Auto Insurer in Mexico & Central America
739,700	Gruma (a)	4,125,299
	Tortilla Producer & Distributor
1,506,700	Genomma Lab Internacional (a)	3,441,715
	Develops, Markets & Distributes Consumer Products
25,190	Grupo Aeroportuario del Sureste - ADR	2,742,184
	Mexican Airport Operator
306,161	Bolsa Mexicana de Valores	731,867
	Mexico's Stock Exchange
		15,479,309
	> Brazil 5.2%
377,870	Localiza Rent A Car	5,660,463
	Car Rental
3,975,346	Beadell Resources (a)	3,445,669
	Gold Mining in Brazil
674,200	Odontoprev	2,978,125
	Dental Insurance
172,600	Linx	2,900,938
	Retail Management Software in Brazil
		14,985,195
	> Colombia 1.9%
3,635,863	Isagen (a)	5,569,310
	Colombian Electricity Provider
	> Chile 1.0%
3,189,994	Empresas Hites	2,920,132
	Mass Retailer for the Lower Income Strata
Latin America: Total		38,953,946
Other Countries 11.7%
	> South Africa 6.9%
1,156,120	Coronation Fund Managers	7,899,189
	South African Fund Manager
1,927,792	Rand Merchant Insurance	5,138,090
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers

Number of Shares		Value
	> South Africa—continued
228,382	Massmart Holdings	$3,824,166
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
224,031	Mr. Price	3,102,663
	South African Retailer of Apparel, Household & Sporting Goods
		19,964,108
	> United States 2.8%
120,163	Textainer Group Holdings (b)	4,550,573
	Top International Container Leaser
67,433	Atwood Oceanics (a)	3,711,512
	Offshore Drilling Contractor
		8,262,085
	> Canada 2.0%
315,195	CAE	3,451,677
	Flight Simulator Equipment & Training Centers
153,291	Alliance Grain Traders	2,211,450
	Global Leader in Pulse Processing & Distribution
		5,663,127
Other Countries: Total		33,889,320
Total Equities: 96.8% (Cost: $274,963,697)		280,630,195	(f)
Number of Shares		Value
Short-Term Investments 4.9%
14,178,170	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	$14,178,170
Total Short-Term Investments: 4.9% (Cost: $14,178,170)		14,178,170
Securities Lending Collateral 1.1%
3,140,051	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	3,140,051
Total Securities Lending Collateral: (Cost: $3,140,051)		3,140,051
Total Investments: 102.8% (Cost: $292,281,918)(h)		297,948,416 (i)
Obligation to Return Collateral for Securities Loaned: (1.1)%		(3,140,051)
Cash and Other Assets Less Liabilities: (1.7)%		(5,065,789)
Net Assets: 100.0%		$289,742,576

ADR – American Depositary Receipts

GDR – Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $3,018,082.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At September 30, 2013, the market value of this security amounted to $1,458,065, which represented 0.50% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	8/19/11-9/26/13	1,591,929	$1,316,810	$1,458,065

(e)  Units represent shares of security and related put options received through company restructuring. Additional information on the purchased options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date (1)
Archipelago Resources	1,591,929	GBP	0.58	October 31, 2014

  GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement.

Columbia Acorn Emerging Markets Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

(f)  On September 30, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Taiwan Dollar	$42,826,617	14.8
Hong Kong Dollar	37,019,838	12.8
United States Dollar	30,174,717	10.4
Indonesian Rupiah	22,352,743	7.7
South African Rand	19,964,108	6.9
Indian Rupee	17,979,542	6.2
Phillipine Peso	16,024,693	5.5
Other currencies less than 5% of total net assets	94,287,937	32.5
Total Equities	$280,630,195	96.8

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2013, for federal income tax purposes, the cost of investments was $292,281,918 and net unrealized appreciation was $5,666,498 consisting of gross unrealized appreciation of $18,379,488 and gross unrealized depreciation of $12,712,990.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$2,887,001	$159,610,744	$1,458,065	$163,955,810
Europe	6,576,610	37,254,509	-	43,831,119
Latin America	35,508,277	3,445,669	-	38,953,946
Other Countries	13,925,212	19,964,108	-	33,889,320
Total Equities	58,897,100	220,275,030	1,458,065	280,630,195
Total Short-Term Investments	14,178,170	-	-	14,178,170
Total Securities Lending Collateral	3,140,051	-	-	3,140,051
Total Investments	$76,215,321	$220,275,030	$1,458,065	$297,948,416

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification (Unaudited)

At September 30, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$41,574,452	14.3
Casinos & Gaming	23,517,551	8.1
Food & Beverage	21,063,048	7.3
Other Durable Goods	6,929,620	2.4
Nondurables	6,003,167	2.0
Travel	5,660,463	2.0
Consumer Goods Distribution	5,658,356	1.9
Other Consumer Services	284,235	0.1
	110,690,892	38.1
> Information
Computer Hardware & Related Equipment	10,039,020	3.4
Semiconductors & Related Equipment	9,923,494	3.4
Mobile Communications	9,171,619	3.2
Business Software	8,617,204	3.0
Financial Processors	7,031,937	2.4
Satellite Broadcasting & Services	4,384,652	1.5
Telephone & Data Services	4,330,359	1.5
Internet Related	3,730,137	1.3
TV Broadcasting	3,491,739	1.2
Instrumentation	2,940,141	1.0
Electronics Distribution	82,361	0.0	*
	63,742,663	21.9
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	17,223,110	6.0
Other Industrial Services	9,760,640	3.4
Electrical Components	5,185,152	1.8
Construction	3,436,222	1.2
Machinery	2,987,498	1.0
	38,592,622	13.4
> Finance
Insurance	12,554,459	4.3
Banks	8,082,047	2.8
Brokerage & Money Management	7,899,189	2.7
Finance Companies	4,550,573	1.5
Specialized Finance	731,867	0.3
	33,818,135	11.6
	Value	Percentage of Net Assets
> Energy & Minerals
Mining	$6,293,174	2.2
Oil Services	3,711,512	1.3
Agricultural Commodities	2,211,450	0.8
	12,216,136	4.3
> Other Industries
Transportation	5,986,011	2.1
Regulated Utilities	5,569,310	1.9
	11,555,321	4.0
> Health Care
Medical Supplies	6,946,597	2.4
Pharmaceuticals	2,887,001	1.0
Medical Equipment & Devices	180,828	0.1
	10,014,426	3.5
Total Equities:	280,630,195	96.8
Short-Term Investments:	14,178,170	4.9
Securities Lending Collateral:	3,140,051	1.1
Total Investments:	297,948,416	102.8
Obligation to Return Collateral for Securities Loaned:	(3,140,051)	(1.1)
Cash and Other Assets Less Liabilities:	(5,065,789)	(1.7)
Net Assets:	$289,742,576	100.0

*  Rounds to zero.

Columbia Acorn European Fund

Major Portfolio Changes in the Third Quarter (Unaudited)

		Number of Shares
		6/30/13	9/30/13
Purchases
Europe
> United Kingdom
Abcam		11,580	23,431
Aggreko		3,000	4,400
Assura		326,990	520,087
AVEVA		0	2,531
Babcock International		0	6,687
Cable and Wireless		118,770	174,450
Charles Taylor		56,105	61,500
Croda		3,000	4,400
Domino's Pizza UK & Ireland		14,470	21,262
Elementis		19,390	28,475
Fidessa Group		786	3,325
Halford's		14,870	21,850
Jardine Lloyd Thompson Group		15,790	22,100
Ocado		30,300	44,512
Shaftesbury		10,860	15,962
Smiths News		29,430	50,000
Spirax Sarco		3,364	4,984
Telecity		9,910	14,550
WH Smith		9,540	14,012
> France
1000	mercis	3,100	3,212
AKKA Technologies		2,500	4,275
Eurofins Scientific		1,060	1,425
Gemalto		1,410	3,062
Hi-Media		31,230	47,637
Neopost		2,640	4,050
Norbert Dentressangle		1,200	1,762
Saft		3,341	4,912
> Germany
Aurelius		4,610	7,880
Bertrandt		0	2,187
Elringklinger		0	4,462
NORMA Group		2,170	4,157
Rational		260	430
TAG Immobilien		6,670	14,312
Wirecard		2,950	5,675
> Netherlands
Aalberts Industries		6,699	9,837
Arcadis		3,935	5,787
Core Labs		550	800
Fugro		1,430	2,100
TKH Group		3,069	4,550
UNIT4		3,090	4,562
	Number of Shares
	6/30/13	9/30/13
> Switzerland
Geberit	440	957
INFICON	0	303
Partners Group	620	1,028
> Sweden
Eniro	0	42,000
Hexagon	3,570	5,250
Sweco	7,840	11,512
Unibet	2,540	3,737
> Finland
Konecranes	0	4,012
Tikkurila	4,628	5,853
Vacon	1,829	3,043
> Russia
Moscow Exchange	0	65,000
QIWI - ADR	4,690	6,900
Yandex	3,110	4,562
> Norway
Atea	10,610	16,962
Orkla	0	15,054
Subsea 7	3,710	9,200
> Spain
Bolsas y Mercados Españoles	0	3,152
Dia	13,680	20,100
Viscofan	0	2,700
> Denmark
Jyske Bank	1,990	2,912
SimCorp	2,700	3,962
> Belgium
EVS Broadcast Equipment	1,110	2,687
> Italy
Pirelli	7,680	9,150
> Turkey
Bizim Toptan	4,560	10,000
Other Countries
> United States
Gulfmark Offshore	2,000	2,937
Asia
> Hong Kong
L'Occitane International	32,990	45,200

Columbia Acorn European Fund

Major Portfolio Changes in the Third Quarter (Unaudited), continued

	Number of Shares
	6/30/13	9/30/13
Sales
Europe
> United Kingdom
BBA Aviation	17,410	0
Intertek Group	1,065	0
> Germany
Stratec Biomedical Systems	3,100	0
> Netherlands
Imtech	7,116	0
> Switzerland
Dufry Group	530	0
> Italy
Geox	27,900	16,449
> Portugal
Redes Energéticas Nacionais	26,550	12,679
> Iceland
Marel	43,750	0
Asia
> Indonesia
Archipelago Resources	139,538	0

Columbia Acorn European Fund

Statement of Investments (Unaudited), September 30, 2013

Number of Shares		Value
		Equities: 86.3%
Europe 83.7%
	> United Kingdom 26.0%
22,100	Jardine Lloyd Thompson Group	$338,099
	International Business Insurance Broker
520,087	Assura	303,109
	UK Primary Health Care Property Developer
44,512	Ocado (a)	285,360
	Online Grocery Retailer
4,984	Spirax Sarco	243,268
	Steam Systems for Manufacturing & Process Industries
61,500	Charles Taylor	209,081
	Insurance Services
21,262	Domino's Pizza UK & Ireland	201,019
	Pizza Delivery in UK, Ireland & Germany
14,550	Telecity	195,507
	European Data Center Provider
23,431	Abcam	191,938
	Online Sales of Antibodies
4,400	Croda	189,120
	Oleochemicals & Industrial Chemicals
14,012	WH Smith (b)	187,597
	Newsprint, Books & General Stationery Retailer
50,000	Smiths News	165,937
	Newspaper & Magazine Distributor
15,962	Shaftesbury	152,461
	London Prime Retail REIT
2,962	Whitbread	142,129
	The UK's Leading Hotelier & Coffee Shop
21,850	Halford's	139,228
	The UK's Leading Retailer for Leisure Goods & Auto Parts
6,687	Babcock International	129,474
	Public Sector Outsourcer
3,075	Rightmove	117,932
	Internet Real Estate Listings
4,400	Aggreko	114,256
	Temporary Power & Temperature Control Services
174,450	Cable and Wireless	111,922
	Leading Telecoms Service Provider in the Caribbean
28,475	Elementis	110,498
	Clay-based Additives
3,325	Fidessa Group	107,011
	Software for Financial Trading Systems
2,531	AVEVA	106,452
	Engineering Software
146	Telecom Plus	2,992
	UK Multi Utility
		3,744,390
	> France 12.1%
1,425	Eurofins Scientific	359,151
	Food, Pharmaceuticals & Materials Screening & Testing
3,062	Gemalto	328,785
	Digital Security Solutions
Number of Shares			Value
4,050	Neopost		$294,937
	Postage Meter Machines
3,212	1000	mercis (a)	195,106
	Interactive Advertising & Marketing
1,762	Norbert Dentressangle		188,314
	Leading European Logistics & Transport Group
4,912	Saft		135,496
	Niche Battery Manufacturer
4,275	AKKA Technologies		125,501
	Engineering Consultancy
47,637	Hi-Media (a)		116,002
	Online Advertiser in Europe
			1,743,292
	> Germany 9.9%
2,187	Bertrandt		275,335
	Outsourced Engineering
7,880	Aurelius		255,318
	European Turnaround Investor
4,462	Elringklinger		200,771
	Automobile Components
4,157	NORMA Group		200,263
	Clamps for Automotive & Industrial Applications
5,675	Wirecard		194,124
	Online Payment Processing & Risk Management
14,312	TAG Immobilien		177,608
	Owner of Residential Properties in Germany
430	Rational		128,271
	Commercial Ovens
			1,431,690
	> Netherlands 7.0%
9,837	Aalberts Industries		262,101
	Flow Control & Heat Treatment
4,562	UNIT4		178,671
	Business Software Development
5,787	Arcadis		165,504
	Engineering Consultants
4,550	TKH Group		136,282
	Dutch Industrial Conglomerate
800	Core Labs		135,368
	Oil & Gas Reservoir Consulting
2,100	Fugro		128,100
	Subsea Oilfield Services
			1,006,026
	> Switzerland 5.6%
957	Geberit		258,417
	Plumbing Supplies
1,028	Partners Group		252,012
	Private Markets Asset Management
66	Sika		192,377
	Chemicals for Construction & Industrial Applications
303	INFICON		97,164
	Gas Detection Instruments
			799,970

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value
	> Sweden 4.2%
5,250	Hexagon	$158,316
	Design, Measurement & Visualization Software & Equipment
42,000	Eniro (a)	153,578
	Leading Provider of Local Search Services in Nordics
3,737	Unibet	150,022
	European Online Gaming Operator
11,512	Sweco	148,676
	Engineering Consultants
		610,592
	> Finland 3.7%
3,043	Vacon	239,594
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
5,853	Tikkurila	155,989
	Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe
4,012	Konecranes	135,094
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		530,677
	> Russia 3.5%
6,900	QIWI - ADR	215,694
	Electronic Payments Network Serving Russia & the Commonwealth of Independent States
4,562	Yandex (a)	166,148
	Search Engine for Russian & Turkish Languages
65,000	Moscow Exchange	124,477
	Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo
		506,319
	> Norway 3.3%
9,200	Subsea 7	191,244
	Offshore Subsea Contractor
16,962	Atea	178,414
	Leading Nordic IT Hardware/Software Reseller & Installation Company
15,054	Orkla	109,652
	Food & Brands, Aluminum, Chemicals Conglomerate
		479,310
	> Spain 3.0%
20,100	Dia	174,275
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
2,700	Viscofan	154,400
	Sausage Casings Maker
3,152	Bolsas y Mercados Españoles	100,016
	Spanish Stock Markets
		428,691
	> Denmark 1.9%
2,912	Jyske Bank (a)	144,620
	Danish Bank
3,962	SimCorp	133,310
	Software for Investment Managers
		277,930
Number of Shares		Value
	> Belgium 1.2%
2,687	EVS Broadcast Equipment	$173,358
	Digital Live Mobile Production Software & Systems
	> Italy 1.1%
9,150	Pirelli	119,144
	Global Tire Supplier
16,449	Geox	44,951
	Apparel & Shoe Maker
		164,095
	> Turkey 0.9%
10,000	Bizim Toptan	129,205
	Cash & Carry Stores in Turkey
	> Portugal 0.3%
12,679	Redes Energéticas Nacionais	37,908
	Portuguese Power Transmission & Gas Transportation
Europe: Total		12,063,453
Other Countries 1.8%
	> United States 1.0%
2,937	Gulfmark Offshore	149,464
	Operator of Offshore Supply Vessels
	> Canada 0.8%
7,691	Alliance Grain Traders	110,954
	Global Leader in Pulse Processing & Distribution
Other Countries: Total		260,418
Asia 0.8%
	> Hong Kong 0.8%
45,200	L'Occitane International	118,170
	Skin Care & Cosmetics Producer
Asia: Total		118,170
Total Equities: 86.3% (Cost: $10,903,292)		12,442,041	(c)
Short-Term Investments 5.2%
754,982	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	754,982
Total Short-Term Investments: 5.2% (Cost: $754,982)		754,982

Number of Shares		Value
Securities Lending Collateral 0.2%
22,828	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	$22,828
Total Securities Lending Collateral: (Cost: $22,828)		22,828
Total Investments: 91.7% (Cost: $11,681,102)(e)		13,219,851	(f)
Obligation to Return Collateral for Securities Loaned: (0.2)%		(22,828)
Cash and Other Assets Less Liabilities: 8.5%		1,225,742
Net Assets: 100.0%		$14,422,765

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2013. The total market value of securities on loan at September 30, 2013 was $21,682.

(c)  On September 30, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$5,380,368	37.3
British Pound	3,744,390	26.0
Swiss Franc	799,970	5.5
United States Dollar	791,151	5.5
Other currencies less than 5% of total net assets	1,726,162	12.0
Total Equities	$12,442,041	86.3

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At September 30, 2013, for federal income tax purposes, the cost of investments was $11,681,102 and net unrealized appreciation was $1,538,749 consisting of gross unrealized appreciation of $1,601,001 and gross unrealized depreciation of $62,252.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

Columbia Acorn European Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$517,210	$11,546,243	$-	$12,063,453
Other Countries	260,418	-	-	260,418
Asia	-	118,170	-	118,170
Total Equities	777,628	11,664,413	-	12,442,041
Total Short-Term Investments	754,982	-	-	754,982
Total Securities Lending Collateral	22,828	-	-	22,828
Total Investments	$1,555,438	$11,664,413	$-	$13,219,851

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

Columbia Acorn European Fund

Portfolio Diversification (Unaudited)

At September 30, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$1,098,997	7.6
Industrial Materials & Specialty Chemicals	848,755	5.9
Other Industrial Services	787,587	5.5
Conglomerates	763,353	5.3
Outsourcing Services	530,309	3.7
Electrical Components	375,089	2.6
Construction	258,417	1.8
	4,662,507	32.4
> Information
Business Software	683,759	4.7
Financial Processors	534,295	3.7
Computer Hardware & Related Equipment	502,143	3.5
Internet Related	437,658	3.0
Computer Services	373,920	2.6
Business Information & Marketing Services	195,107	1.4
Advertising	116,002	0.8
Telephone & Data Services	111,922	0.8
	2,954,806	20.5
> Consumer Goods & Services
Retail	915,665	6.3
Restaurants	343,149	2.4
Consumer Goods Distribution	165,937	1.2
Food & Beverage	154,399	1.1
Casinos & Gaming	150,022	1.0
Other Durable Goods	119,144	0.8
Nondurables	118,171	0.8
Apparel	44,951	0.3
	2,011,438	13.9
> Finance
Insurance	547,180	3.8
Brokerage & Money Management	252,013	1.7
Banks	144,620	1.0
Finance Processors	100,017	0.7
	1,043,830	7.2
> Other Industries
Real Estate	633,178	4.4
Transportation	188,314	1.3
Regulated Utilities	40,900	0.3
	862,392	6.0
> Energy & Minerals
Oil Services	468,808	3.3
Mining	135,368	0.9
Agricultural Commodities	110,954	0.8
	715,130	5.0
	Value	Percentage of Net Assets
> Health Care
Medical Supplies	$191,938	1.3
	191,938	1.3
Total Equities:	12,442,041	86.3
Short-Term Investments:	754,982	5.2
Securities Lending Collateral:	22,828	0.2
Total Investments:	13,219,851	91.7
Obligation to Return Collateral for Securities Loaned:	(22,828)	(0.2)
Cash and Other Assets Less Liabilities:	1,225,742	8.5
Net Assets:	$14,422,765	100.0

Columbia Acorn Family of Funds Expense Information (Unaudited)

as of 9/30/13

Columbia Acorn Fund	Class A	Class B*	Class C	Class I	Class R
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.18%	0.33%	0.15%	0.07%
Net Expense Ratio	1.07%	1.72%	1.79%	0.71%
Columbia Acorn International
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%
Other Expenses	0.22%	0.45%	0.22%	0.09%	0.32%
Net Expense Ratio	1.24%	1.97%	1.99%	0.86%	1.59%
Columbia Acorn USA
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.22%	0.54%	0.16%	0.04%
Net Expense Ratio	1.33%	2.15%	2.02%	0.90%
Columbia Acorn International Select
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.29%	0.46%	0.33%	0.21%
Net Expense Ratio	1.48%	2.15%	2.27%	1.15%
Columbia Acorn Select
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.23%	0.43%	0.22%	0.11%
Net Expense Ratio	1.32%	2.02%	2.06%	0.95%
Columbia Thermostat Fund
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.15%	0.15%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%
Columbia Acorn Emerging Markets Fund
Management Fees	1.14%		1.14%	1.14%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.39%		0.40%	0.27%
Net Expense Ratio	1.78%		2.54%	1.41%
Columbia Acorn European Fund
Management Fees	1.19%		1.19%	1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%
Other Expenses	0.30%		0.31%	0.21%
Net Expense Ratio	1.74%		2.50%	1.40%

Columbia Acorn Fund	Class R4†	Class R5†	Class Y†	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.14%	0.11%	0.07%	0.14%
Net Expense Ratio	0.78%	0.75%	0.71%	0.78%
Columbia Acorn International
Management Fees	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.16%	0.14%	0.09%	0.15%
Net Expense Ratio	0.93%	0.91%	0.86%	0.92%
Columbia Acorn USA
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.13%	0.14%	0.11%	0.21%
Net Expense Ratio	0.99%	1.00%	0.97%	1.07%
Columbia Acorn International Select
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.23%	0.21%	0.26%
Net Expense Ratio	1.27%	1.17%	1.15%	1.20%
Columbia Acorn Select
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.26%	0.15%	0.12%	0.20%
Net Expense Ratio	1.10%	0.99%	0.96%	1.04%
Columbia Thermostat Fund
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.13%	0.04%	0.15%
Net Expense Ratio**	0.25%	0.23%	0.14%	0.25%
Columbia Acorn Emerging Markets Fund
Management Fees	1.14%	1.14%	1.14%	1.14%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.30%	0.26%	0.45%
Net Expense Ratio	1.47%	1.44%	1.40%	1.59%
Columbia Acorn European Fund
Management Fees		1.19%		1.19%
Distribution and Service (12b-1) Fees		0.00%		0.00%
Other Expenses		0.32%		0.25%
Net Expense Ratio		1.51%		1.44%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the nine months ended September 30, 2013. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund for the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), exceeding annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.31%	1.45%	1.36%	1.31%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.23%	1.35%	1.28%	1.23%	1.35%

    This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.23%, 0.18% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2014. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4 (if offered), Class R5, Class Y (if offered) and Class Z shares through April 30, 2014, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.54%	1.60%	1.59%	1.54%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.46%	—%	1.51%	—%	1.50%

    There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CWAM and its affiliates, effective August 15, 2011, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2014. There is no guarantee that this agreement will continue thereafter.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.57% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  With the exception of Class R5 shares of Columbia Acorn International (which commenced operations on August 15, 2011) and Class Y shares of Columbia Acorn Emerging Markets Fund (which commenced operations on June 13, 2013), noted share classes commenced operations on November 8, 2012, and have limited eligibility. Please see the Funds' prospectuses for details.

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Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Third Quarter Report, September 30, 2013

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

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